As filed with the Securities and Exchange Commission on April 30, 2009

File No. 333-61899

File No. 811-08967

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 16

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 17

EquiTrust Life Annuity Account II

(Exact Name of Registrant)

EquiTrust Life Insurance Company

(Name of Depositor)

5400 University Avenue

West Des Moines, Iowa 50266

1-515-225-5400

(Address and Phone Number of Principal Executive Office)

David A. McNeill, Esquire

5400 University Avenue

West Des Moines, Iowa 50266

(Name and Address of Agent for Service of Process)

Copy to:

Stephen E. Roth, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485;

☒	on May 1, 2009 pursuant to paragraph (b) of Rule 485;

☐	60 days after filing pursuant to paragraph (a) of Rule 485;

☐	on May 1, 2009 pursuant to paragraph (a) of Rule 485.

Securities being offered: Flexible Premium Deferred Variable Annuity Contracts

EquiTrust Life Annuity Account II

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED

VARIABLE ANNUITY CONTRACT

PROSPECTUS

May 1, 2009

EquiTrust Life Insurance Company (the “Company”) is offering the individual flexible premium deferred variable annuity contract (the “Contract”) described in this Prospectus. The Contract provides for growth of Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code. The Prospectus describes all material features of the Contract.

The Owner of a Contract (“you” or “your”) may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of EquiTrust Life Annuity Account II (the “Account”), each of which invests in one of the following Investment Options:

American Century Investments

VP Inflation Protection Bond Fund

VP Mid Cap Value Fund

VP Ultra® Fund

VP Value Fund

VP VistaSM Fund

Calvert Asset Management Company (formerly known as Summit Pinnacle Series)

Summit NASDAQ-100 Index Portfolio

Summit Russell 2000 Small Cap Index Portfolio

Summit S&P MidCap 400 Index Portfolio

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio

VIF Developing Leaders Portfolio

VIF Growth and Income Portfolio

VIF International Equity Portfolio

Dreyfus Socially Responsible Growth Fund, Inc.

EquiTrust Variable Insurance Series Fund

Blue Chip Portfolio

High Grade Bond Portfolio

Managed Portfolio

Money Market Portfolio

Strategic Yield Portfolio

Value Growth Portfolio

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund—Class 2

Franklin Small Cap Value Securities Fund—Class 2

Franklin Small-Mid Cap Growth Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Growth Securities Fund—Class 2

JPMorgan Insurance Trust (formerly known as JPMorgan Series Trust II)

Mid Cap Value Portfolio

Small Cap Core Portfolio (formerly known as Small Company Portfolio)

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract’s Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.

The T. Rowe Price Mid-Cap Growth Subaccount is not available for investment (allocation of premium payments and transfers) under Contracts issued on or after May 1, 2004. The following subaccounts are not available for investment through certain distribution channels:

The American Century VP Inflation Protection Bond Fund, VP MidCap Value Fund and VP Value Fund Subaccounts. Please consult your registered representative.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By

EquiTrust Life Insurance Company

5400 University Avenue

West Des Moines, Iowa 50266

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The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

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DEFINITIONS

Account: EquiTrust Life Annuity Account II.

Accumulated Value: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

Annuitant: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

Beneficiary: The person(s) to whom the Company pays the proceeds on the death of the Owner/Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

The Code: The Internal Revenue Code of 1986, as amended.

The Company (“we”, “us” or “our”): EquiTrust Life Insurance Company.

Contract: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Contract Anniversary: The same date in each Contract Year as the Contract Date.

Contract Date: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

Contract Year: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

Declared Interest Option: An investment option under the Contract funded by the Company’s General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

(a)	a certified copy of the death certificate;

(b)	a certified copy of a court decree reciting a finding of death;

(c)	the Beneficiary’s statement of election;

(d)	a copy of the Beneficiary’s Form W-9; or

(e)	any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

Home Office: The principal office of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Net Accumulated Value: The Accumulated Value less any applicable surrender charge.

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Non-Qualified Contract: A Contract that is not a Qualified Contract.

Owner (“you” or “your”): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

Qualified Contract: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Company applies the Accumulated Value under a payment option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Owner on a form satisfactory to the Company which the we receive at our Home Office.

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FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

Owner Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered)(1)	8.5%	6%
Transfer Processing Fee(2)	$25	$25

(1)  Currently, the surrender charge is only assessed during the first six Contract Years. The surrender charge declines to 0% in the seventh Contract Year. (The surrender charge period is guaranteed not to exceed a nine-year period.) In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) This amount is not cumulative from Contract Year to Contract Year. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

(2)  We waive the transfer processing fee for the first twelve transfers during a Contract Year. Currently, we may assess a charge of $25 for the thirteenth and each subsequent transfer during a Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Annual Administrative Charge(3)	$45	$40
Separate Account Annual Expenses (as a percentage of average variable accumulated value)
Mortality and Expense Risk Charge	1.40%	1.40%
Total Separate Account Annual Expenses	1.40%	1.40%

(3)  We currently deduct an annual administrative charge of $40 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. For Contracts issued prior to May 1, 2006, the annual administrative charge is $30.

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The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2008. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(4)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.35%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(5)	0.10%	1.10%

(4)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2008. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, total annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.10%

(5)  The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue until at least April 30, 2010. Five Investment Options currently have contractual reimbursement or fee waiver arrangements in place.

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Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$821	$1,256	$1,702	$3,196

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$729	$1,160	$1,602	$3,196

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect annuity payment options 1, 3, 5, 6 or 7:

1 Year	3 Years	5 Years	10 Years
$267	$871	$1,501	$3,196

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$727	$916	$1,105	$1,944

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$634	$816	$998	$1,944

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect annuity payment options 1, 3, 5, 6 or 7:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

(1)  Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three-and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Company will add the number of years for which payments will be made under the annuity payment option selected to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the surrender charge percentage that would apply upon annuitization.

Condensed Financial Information

Please refer to APPENDIX A for accumulation unit information for each Subaccount.

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SUMMARY OF THE CONTRACT

Issuance of a Contract.  The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of Owners on the Contract Date (see “DESCRIPTION OF ANNUITY CONTRACT—Issuance of a Contract”). See “DISTRIBUTION OF THE CONTRACTS” for information on compensation of persons selling the Contracts. The Contracts are:

•	“flexible premium” because you do not have to pay premiums according to a fixed schedule, and

•

“variable” because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

Free-Look Period.  You have the right to return the Contract within 20 days after you receive it (see “DESCRIPTION OF ANNUITY CONTRACT—Free-Look Period”). If you return the Contract, it will become void and you will receive either the greater of:

•	premiums paid, or

•	the Accumulated Value on the date the Company receives the returned Contract at our Home Office, plus administrative charges and any other charges deducted under the Contract.

Premiums.  The minimum initial premium amount the Company accepts is $2,000 for Qualified Contracts and $5,000 for Non-Qualified Contracts. (The minimum initial premium amount is $1,000 for both Qualified and Non-Qualified Contracts issued prior to May 1, 2006.) (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See “DESCRIPTION OF ANNUITY CONTRACT—Premiums.”) If your Contract was issued on or after May 1, 2004, you may not allocate premiums or transfer monies to the T.Rowe Price Mid-Cap Growth Subaccount.

Allocation of Premiums.  You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums”).

•	The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

•	At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

•

The T. Rowe Price Mid-Cap Growth Subaccount is not available for investment (allocation of premium payments and transfers) under Contracts issued on or after May 1, 2004. The American Century VP Inflation Protection Bond Fund, VP Mid Cap Value Fund and VP Value Fund Subaccounts may not be available through certain distribution channels. Please consult your registered representative.

Transfers.  You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Transfer Privilege”).

•	The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

•

Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

•	The Company waives fees for the first twelve transfers during a Contract Year.

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•	The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

Partial Withdrawal.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Partial Withdrawals”). Certain partial withdrawals may be subject to a surrender charge (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Surrender.  You may surrender your Contract upon Written Notice on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Surrender”). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Asset Allocation Program.  You may elect to participate in the asset allocation program and allocate all of your premiums to one of the four (4) asset allocation model portfolios we make available under the program to assist you in selecting Investment Options (see “DESCRIPTION OF ANNUITY CONTRACT-Asset Allocation Program”). Each model portfolio represents a different level of risk tolerance: Moderate Conservative, Moderate, Moderate Aggressive and Aggressive. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or elect to end your participation in the asset allocation program. There is no separate charge for participating in the asset allocation program, nor is there a charge to change to a different model portfolio. There is no guarantee that a model portfolio in the asset allocation program will not lose money or experience volatility.

Death Benefit.  We will pay a death benefit if the Owner dies prior to the Retirement Date (see DESCRIPTION OF ANNUITY CONTRACT—Death Benefit Before the Retirement Date—Death of an Annuitant).

CHARGES AND DEDUCTIONS

Your Contract will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge).  We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”). We deduct this charge from the amount surrendered.

Contract Year in Which Withdrawal Occurs	Charge as a Percentage of Amount Withdrawn
1	6%
2	5
3	4
4	3
5	2
6	1
7 and after	0

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) If you

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subsequently surrender your Contract during the Contract Year, we may apply a surrender charge to any partial withdrawals you’ve taken. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

We reserve the right to waive the surrender charge as provided in the Contract. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.”)

Annual Administrative Charge.  We deduct an annual administrative charge of $40 on the Contract Date and on each Contract Anniversary prior to the Retirement Date (see “CHARGES AND DEDUCTIONS—Annual Administrative Charge”). (For Contracts issued prior to May 1, 2006, the annual administrative charge is $30.) (This charge is guaranteed not to exceed $45.) We currently waive this charge:

•	on the Contract Date with an initial premium payment of $40,000 or greater, or

•	if your Accumulated Value is $40,000 or greater on your most recent Contract Anniversary. We may terminate this waiver at any time.

(If your Contract was issued prior to May 1, 2006, we will waive this charge on the Contract Date with an initial premium payment of $50,000 or greater, or if your Accumulated Value is $50,000 on your most recent Contract Anniversary.)

Transfer Processing Fee.  We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year. (This charge is guaranteed not to exceed $25 per transfer.)

Mortality and Expense Risk Charge.  We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see “CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge”).

Investment Option Expenses.  The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option.

Risk of an Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels.

ANNUITY PROVISIONS

On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

•	under a payment option, or

•	in a lump sum (see “PAYMENT OPTIONS”).

FEDERAL TAX MATTERS

The Contract’s earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS

EquiTrust Life Insurance Company

The Company was incorporated on June 3, 1966 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 49 states and the District of Columbia: Alabama, Alaska, Arizona,

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Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.

IMSA

The Company is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

EquiTrust Life Annuity Account II

On January 6, 1998, we established the Account pursuant to the laws of the State of Iowa. The Account:

•	will receive and invest premiums paid to it under the Contract;

•	will receive and invest premiums for other variable annuity contracts we issue;

•

is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account’s assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account’s assets are available to cover the general liabilities of the Company only to the extent that the Account’s assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. For example, we may transfer assets attributable to our investment in the Account or fees and charges that have been earned. All obligations arising under the Contracts are general corporate obligations of the Company.

Investment Options

There are currently 39 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 12 Investment Options, including the Declared Interest Option. If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount. The American Century VP Inflation Bond Fund, VP MidCap Value Fund and VP Value Fund Subaccounts may not be available through certain distribution channels. Please consult your registered representative.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be

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comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Home Office.

American Century.  American Century Investment Management, Inc. is the investment adviser to the Funds.

The American Century VP Inflation Bond Fund, VP MidCap Value Fund and VP Value Fund Subaccounts may not be available through certain distribution channels. Please consult your registered representative.

Portfolio	Investment Objective(s) and Principal Investments
VP Inflation Protection Bond Fund

•      This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.

VP Mid Cap Value Fund	• This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies’ value.
VP Ultra® Fund

•      This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP Value Fund	• This Fund seeks long-term growth. Its secondary goal is income. The Fund pursues its objective by investing in companies the investment adviser believes are undervalued at the time of purchase.
VP VistaSM Fund	• This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Calvert Asset Management Company (formerly known as Summit Pinnacle Series).  Calvert Asset Management Company serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Summit NASDAQ-100 Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the NASDAQ-100® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

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Portfolio	Investment Objective(s) and Principal Investments
Summit Russell 2000 Small Cap Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Summit S&P MidCap 400 Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Dreyfus.  The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio— Initial Share Class

•      This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus Variable Investment Fund: Developing Leaders Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of companies the adviser believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in small companies with market capitalizations of less than $2 billion at the time of purchase.

Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class

•      This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

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Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class

•      This Fund seeks to provide capital growth; current income is a secondary goal. This Fund normally invests at least 80% of its assets in the common stocks of companies that meet, in the opinion of fund management, traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•      This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio

•      This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

Money Market Portfolio

•      This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Subaccount is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

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Portfolio	Investment Objective(s) and Principal Investments
Strategic Yield Portfolio

•      This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

Value Growth Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

Fidelity® Variable Insurance Products Funds.  Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value Fidelity Management and Research Company (FMR) believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio

•      This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies Fidelity Management and Research Company (FMR) believes have above-average growth potential.

Fidelity VIP Growth & Income Portfolio

•      This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP High Income Portfolio

•      This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

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Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Index 500 Portfolio

•      This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500 Index.

Fidelity VIP Mid Cap Portfolio

•      This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either “growth” stocks or “value” stocks or both.

Fidelity VIP Overseas Portfolio

•      This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio’s total assets will be invested in common stocks of non-U.S. securities. The Portfolio may also invest in U.S. issuers.

Franklin Templeton.  Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Mid-Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund. Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate Securities Fund;

Portfolio	Investment Objective(s) and Principal Investments
Franklin Global Real Estate Securities Fund

•      This Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector and normally invests predominantly in equity securities.

Franklin Small Cap Value Securities Fund

•      This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies, and normally invests predominantly in equity securities.

Franklin Small-Mid Cap Growth Securities Fund

•      This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies and normally invests predominantly in equity securities.

Franklin U.S. Government Fund	• This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities.
Mutual Shares Securities Fund

•      This Fund seeks capital appreciation with income as a secondary goal. The Fund invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Growth Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

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JPMorgan Insurance Trust (formerly known as JPMorgan Series Trust II).  JPMorgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Mid Cap Value Portfolio

•      This Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing in equity securities. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations similar to those within the universe of the Russell Midcap® Value Index.

Small Cap Core Portfolio (formerly known as Small Company Portfolio)

•      This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations similar to those within the universe of the Russell 2000® Index.

T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

Mid-Cap Growth Portfolio*

•      This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor’s Mid-Cap 400 Index or the Russell MidCap Growth Index.

*The T. Rowe Price Mid-Cap Growth Portfolio is not available as an Investment Option for Contracts issued on or after May 1, 2004.

New America Growth Portfolio

•      This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

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T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Contract receives 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option’s investment return. The Company and its affiliates may profit from these payments.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase.

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We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

•	operate the Account as a management investment company under the 1940 Act;

•	deregister the Account under that Act in the event such registration is no longer required; or

•	combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

DESCRIPTION OF ANNUITY CONTRACT

Issuance of a Contract

You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC (“EquiTrust Marketing”). Your Contract Date will be the date the properly completed application is received at our Home Office. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) See “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums” for our procedures upon receipt of an incomplete application. The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract; therefore, you should consider whether the features and benefits unique to the Contract are appropriate for your needs prior to purchasing a Qualified Contract. We apply a maximum issue age of 85 for Annuitants (age 90 for Contracts issued prior to May 1, 2006).

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

Premiums

The minimum initial premium amount the Company will accept is $2,000 for Qualified Contracts and $5,000 for Non-Qualified Contracts. (The minimum initial premium amount is $1,000 for both

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Qualified and Non-Qualified Contracts issued prior to May 1, 2006). (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant’s lifetime and before the Retirement Date.

You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to provide additional information about you and your account to government regulators.

Free-Look Period

We provide for an initial “free-look” period during which time you have the right to return the Contract within 20 days after you receive it. (Certain states may provide for a 30 day free-look period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:

•	premiums paid, or

•	the Accumulated Value on the date we receive the returned Contract at our Home Office, plus administrative charges and any other charges deducted from the Account.

Allocation of Premiums

Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Contract application and premium payment at our Home Office before 3:00 p.m. central time. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 1% in each Investment Option. The Company may, in its sole discretion, raise the minimum allocation requirement to 10% at any time. All percentages must be in whole numbers.) If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount. The American Century VP Inflation Protection Bond Fund, VP Mid Cap Value Fund and VP Value Fund Subaccounts may not be available through certain distribution channels. Please consult your registered representative.

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Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date. We will also allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

•	At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

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•

We will allocate subsequent premiums in the same manner at the end of the Valuation Period we receive them at our Home Office, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time on a Business Day for the premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the following Business Day.

•

You may change your allocation instructions at any time by sending Written Notice to our Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

•	You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

•

You may also elect to participate in the asset allocation program and allocate all of your premiums to one of the four available asset allocation model portfolios (see “DESCRIPTION OF ANNUITY CONTRACT – Asset Allocation Program”).

Because the Accumulated Values in each Subaccount will vary with that Subaccount’s investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Accumulated Value

The variable Accumulated Value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable Accumulated Value, and, because your Contract’s variable Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Accumulated Value.  Your Contract’s variable Accumulated Value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount’s unit value by the number of units allocated to that Subaccount.

Determination of Number of Units.  The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

•	any premiums paid, and

•	any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

•	any amounts withdrawn;

•	applicable charges assessed; and

•	any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value.  We have set the unit value for each Subaccount’s first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

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(a)	is the net result of:

1.	the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

2.	the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

3.	the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

4.	any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.	the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

(b)	is the number of units outstanding at the end of the preceding Valuation Period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your Written Notice or telephone request at our Home Office.

•	The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

•	Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

•	If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

•	The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.

•	The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

We process transfers at the unit values next determined after we receive your Written Notice at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission. For transfer requests made by telephone, we treat the request as having been received based on the actual time the request is verbalized.

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We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See “DECLARED INTEREST OPTION—Transfers from Declared Interest Option.”) If your Contract was issued on or after May 1, 2004, you may not transfer Accumulated Value to the T. Rowe Price Mid-Cap Growth Subaccount.

All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

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You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

Additional Limitations on Transfers.  When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging, automatic rebalancing, interest sweep, or asset allocation programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with,

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any Owners who violate these parameters, although we may vary our policies and procedures among our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose include requiring you to make your transfer requests in writing through the U.S. Postal Service or otherwise restricting telephone transfer privileges.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Contract.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies (“variable contracts”). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other

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insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Owners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Partial Withdrawals and Surrenders

Partial Withdrawals.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

•	The minimum amount which you may partially withdraw is $500.

•	If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.

We will process your partial withdrawal based on the net asset value next determined after we receive your Written Notice at our Home Office. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day.

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) You may elect to have any applicable surrender charge deducted from your remaining Accumulated Value or the amount partially withdrawn. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Home Office.

Should your partial withdrawal result in a full surrender of you Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your written request. If we are unable to contact you, or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of receipt of your original written request at our Home Office.

Surrender.  You may surrender your Contract upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined

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after we receive your written request and your Contract at our Home Office. This means that if we receive your Written Notice to surrender the Contract prior to 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value for your Contract as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Contract at or after 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value of your Contract as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Net Accumulated Value distributed to you as follows:

•	under a payment option, or

•	in a lump sum.

Facsimile Requests.  You may request a partial withdrawal from or surrender of your Contract via facsimile.

•	Facsimile requests must be directed to 1-515-226-6870 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and account number. We may require your address or social security number be provided for verification purposes.

•

We will compare your signature to your original Contract application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

•

Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of transmission.

•

A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

•

We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a Written Notice to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrender and Partial Withdrawal Restrictions.  Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. Pursuant to new tax regulations, we generally are required to confirm, with the plan sponsor or otherwise, that any surrender or partial withdrawal requested from a Contract issued in connection with a qualified plan under Section 403(b) of the Code comply with applicable tax requirements before we process the request. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See “FEDERAL TAX MATTERS—Taxation of Annuities” and “—Taxation of Qualified Contracts.”

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Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to the Home Office. The options selected will remain in effect until we receive a written termination request from you at the Home Office.

Automatic Rebalancing.  We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually, to match your Contract’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

•	Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option.

•	This feature is free and is not considered in the twelve free transfers during a Contract Year.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Dollar Cost Averaging.  You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,200 in a single “source account.” Each month, we will automatically transfer equal amounts from the source account to your designated “target accounts.”

•	The minimum amount of each transfer is $100.

•

Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option. If your Contract was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

•	This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

•	This feature is free and cannot be utilized in combination with the automatic rebalancing, systematic withdrawal, interest sweep or asset allocation programs.

Systematic Withdrawals.  You may elect to receive automatic partial withdrawals.

•	You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

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•	You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

•	The minimum amount which you may withdraw is $100.

•	The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

•

After the first Contract Year, you may annually withdraw a maximum of 10% of Accumulated Value without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”

•	Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.

•	Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

•	You may change the amount and frequency upon written request to our Home Office.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Interest Sweep.  You may elect to participate in an interest sweep program. The interest sweep program is designed to automatically transfer interest sweep earnings from the Declared Interest Option to one or more Subaccounts on your Contract Anniversary.

•	You must have at least $5,000 in the Declared Interest Option to establish the interest sweep program.

•

The maximum number of Subaccounts which you may select to receive interest earnings at any one time is ten. If you do not specify the allocation of interest earnings among the Subaccounts, we will transfer interest earnings to the designated Subaccounts in accordance with your then-effective premium allocation instructions. If your Contract was issued on or after May 1, 2004, you may not transfer interest earnings to the T. Rowe Price Mid-Cap Growth Subaccount.

•	We will terminate this option upon receipt of a written request at our Home Office.

•	This feature is free and is not considered in the twelve free transfers during a Contract Year.

•	We reserve the right to discontinue the interest sweep program if your balance in the Declared Interest Option is less than $5,000.

•	The interest sweep program may not be available in all states.

Asset Allocation Program

The following is a summary of the asset allocation program available under the Contract. A more detailed description of the asset allocation models available within the program may be obtained from our Home Office by calling 1-800-400-5742.

Overview.  The asset allocation program is a service we make available to assist you in selecting Investment Options under your Contract. You may elect to allocate all of your premiums to one of the model portfolios of the asset allocation program subject to our procedures governing the allocation of initial premium(s) specified in the “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums” section of this Prospectus.

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If you elect to participate in the asset allocation program at any time after the issuance of the Contract, we will reallocate your Accumulated Value on the Business Day we receive the information necessary to process the request in accordance with the asset allocation model portfolio you selected that is in effect at that time. This means that if we receive the information necessary to process the request prior to 3:00 p.m. central time on a Business Day, we will process the request at the unit values for the Subaccounts calculated as of 3:00 p.m. that Business Day. If we receive your request at or after 3:00 p.m. central time, we will process the request at the unit values calculated as of 3:00 p.m. on the following Business Day.

If you elect to participate in the asset allocation program, you must include all your Accumulated Value in the Program. Our affiliate, EquiTrust Investment Management Services, Inc. (“ETIMS”) will serve as the investment advisor, and will have an advisory relationship with each Owner, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the asset allocation program.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).

Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if ETIMS changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios.  It is your responsibility to select or change your asset allocation model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the asset allocation program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of premium and Accumulated Value allocated to each Investment Option.

There currently are four (4) asset allocation model portfolios to choose from:

•	Moderate Conservative Model Portfolio

•	Moderate Model Portfolio

•	Moderate Aggressive Model Portfolio

•	Aggressive Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. Once you select a model portfolio, your

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selection will remain unchanged until you select a new model portfolio or end your participation in the asset allocation program. Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Based on the results of the questionnaire, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. You may contact your registered representative or our Home Office for copy of the questionnaire. There is no charge to change to a different model portfolio.

Annual Rebalancing.  On the fifth Business Day of May in each year, we automatically rebalance your Accumulated Value to maintain the Subaccounts and percentages for your selected asset allocation model portfolio. This annual rebalancing takes account of:

•	Increases and decreases in Accumulated Value in each Subaccount due to Subaccount performance;

•	Increases and decreases in Accumulated Value in each Subaccount due to partial withdrawals and payment of premiums; and

•	Any adjustments ETIMS has made to the selected asset allocation model portfolio.

Allocation of Future Premiums.  The asset allocation model portfolio that you select will override any prior percentage allocations that you may have chosen and all future premiums will be allocated accordingly.

Changes to Asset Allocation Model Portfolios.  ETIMS periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. ETIMS may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Contract.

If changes will be made to a particular model portfolio as a result of ETIMS’s review, then ETIMS will notify all Owners in the asset allocation program at least 30 days in advance of the date of such changes. You should carefully review these notices. Owners who wish to revise their respective investment allocations based on the changes to the model portfolios do not need to take any action. Owners who do not wish to revise their respective investment allocations based on the changes to the model portfolios must contact our Home Office prior to the deadline set forth in the notice and affirmatively opt out of the revised asset allocation model portfolio. Unless you elect a different model portfolio under the asset allocation program, opting out of the revised asset allocation model portfolio will also cause your participation in the asset allocation program to terminate. When your participation in the asset allocation program terminates, your Accumulated Value will remain in the same Subaccounts it was in immediately prior to your opting out of the program until such time as you may request to transfer your Accumulated Value (see “DESCRIPTION OF ANNUITY CONTRACT—Transfer Privilege”).

Note:

•	Transfers among Investment Options resulting from a change in the asset allocation model portfolios are not taken into account in determining any transfer processing fee.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the asset allocation program to have terminated. However, you can elect at any time to again participate in the asset allocation program. Please contact our Home Office to reenter the asset allocation program.

Other Information.  We and our affiliates, including ETIMS, receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Also, ETIMS,

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in its capacity as investment advisor to certain of the Investment Options, may believe that certain portfolios it manages may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, ETIMS is legally obligated to disregard these incentives. ETIMS receives no compensation for services it performs in developing and updating asset allocation model portfolios.

For more information about ETIMS, and its role as investment advisor for the asset allocation program, please see the ETIMS disclosure document, which is available to you at no charge. You can request a copy by writing to EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266 or by contacting our Home Office at 1-800-400-5742. We may perform certain administrative functions on behalf of ETIMS; however, we are not registered as an investment advisor and are not providing any investment advice in making the asset allocation program available under the Contract.

If you elect to participate in the dollar cost averaging program, you cannot also elect to participate in the asset allocation program. We may terminate or alter the asset allocation program at any time.

We may terminate the automatic rebalancing, dollar cost averaging, systematic withdrawal, interest sweep and asset allocation programs at any time.

Death Benefit Before the Retirement Date

Death of Owner.  If an Owner dies prior to the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. (In the latter event, the surviving Annuitant becomes the Owner.)

1.	If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

2.	If the surviving Owner or the new Owner is not the spouse of the deceased Owner:

•	he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Owner’s death; or

•

he or she may elect to receive the Net Accumulated Value paid out under one of the annuity payment options, with payments beginning within one year after the date of the Owner’s death and with payments being made over the lifetime of the Owner, or over a period that does not exceed the life expectancy of the Owner.

Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner’s death until the date that the Net Accumulated Value is paid.

In the case of a non-natural Owner of the Contract, the death of the Annuitant shall be treated as the death of the Owner.

Other rules may apply to a Qualified Contract.

Death of an Annuitant.  If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Contract to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to

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fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.

If the Annuitant’s age on the Contract Date was less than 76, we will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

•	the Accumulated Value; or

•	the Performance Enhanced Death Benefit (PEDB) amount.

On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Contract. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Contract Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We will calculate the PEDB amount: (1) on each Contract Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the Annuitant’s date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated less any partial withdrawal reductions; or (2) the then current Accumulated Value.

We will continue to recalculate the PEDB amount on each Contract Anniversary until the Contract Anniversary immediately prior to the oldest Annuitant’s 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

If the Annuitant’s age on the Contract Date was 76 or older, the death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges); or

•	the Accumulated Value.

A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

(a)	is the death benefit immediately prior to withdrawal;

(b)	is the amount of the partial withdrawal (including applicable surrender charges); and

(c)	is the Accumulated Value immediately prior to withdrawal.

We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Anniutant’s death unless the Owner or Beneficiary elects a payment option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:

•	payments under the option begin within 1 year of the Annuitant’s death; and

•	payments under the option are payable over the Beneficiary’s life or over a period not greater than the Beneficiary’s life expectancy.

If the Owner’s spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.

Other rules may apply to a Qualified Contract.

Incremental Death Benefit Rider.  The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. (This rider may not be available in

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all states. If available in your state, you may only elect the rider if you are 65 or younger. A registered representative can provide information on the availability of this rider.) There is no charge for this rider.

If the Annuitant’s age on the Contract Date is less than 76, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

(a)	is the Accumulated Value; and

(b)	is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

Example

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Contract.

Date	Total Premiums Paid	Accumulated Value	Gain	Death Benefit	Incremental Death Benefit
5/1/2009	$100,000	$100,000	$0	$100,000	$0
5/1/2029	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2029, and there were no partial withdrawals made prior to the Annuitant’s death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

Death Benefit After the Retirement Date

If an Owner dies on or after the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Retirement Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

If the Annuitant dies before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

Other rules may apply to a Qualified Contract.

Proceeds on the Retirement Date

You select the Retirement Date. There is no minimum age required for the Annuitant to establish a Retirement Date. However, for Non-Qualified Contracts, the Retirement Date may be no later than the Annuitant’s age 70 or 10 years after the Contract Date. For Qualified Contracts, the Retirement

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Date may be no later than the Annuitant’s age 70 1/2 or such other date as meets the requirements of the Code.

On the Retirement Date, we will apply the proceeds under a life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See “PAYMENT OPTIONS.”) If a payment option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

•	we must receive Written Notice at the Home Office at least 30 days before the current Retirement Date;

•	the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

•	the requested Retirement Date must be no later than the Annuitant’s 70th birthday or any earlier date required by law.

Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a Written Notice at our Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

•	the SEC permits by an order the postponement for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account’s net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about you and your account to government regulators.

Modification

You may modify your Contract only if one of our officers agrees in writing to such modification.

Upon notification to you, we may modify your Contract if:

•	necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

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•	necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

•	necessary to reflect a change in the operation of the Account; or

•	the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Contract in the event of most such modifications.

Reports to Owners

We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

Inquiries

You may contact the Company in writing at our Home Office if you have any questions regarding your Contract.

Change of Address

We confirm all Owner change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

In compliance with specific state insurance regulations, the Declared Interest Option is not available in all states. A registered representative can provide information on the availability of this Investment Option.

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the “1933 Act”), and neither the Declared Interest Option nor the Company’s General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company’s General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the “Declared Interest Option accumulated value”) will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company’s general liabilities from business operations. To the extent that we are required to pay you amounts in addition to your Accumulated Value under any guarantees under the Contract, including the death benefit, such amounts will come from our General Account. Thus, those guarantees are subject to

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our financial strength and claims paying ability and the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

Calculation of Declared Interest Option Accumulated Value.  The Declared Interest Option accumulated value is equal to:

•	amounts allocated and transferred to the Declared Interest Option; plus

•	interest credited; less

•	amounts deducted, transferred or withdrawn.

Transfers from Declared Interest Option

You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

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CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender.  We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years. (The surrender charge period is guaranteed not to exceed a nine-year period.)

Contract Year in Which Withdrawal Occurs	Charge as Percentage of Amount Withdrawal
1	6%
2	5
3	4
4	3
5	2
6	1
7 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

Amounts Not Subject to Surrender Charge.  In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge (the “10% withdrawal privilege”). (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawal(s) in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Accumulated Value each withdrawal represents on the date the request is processed. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year. If you subsequently surrender your Contract during the Contract Year, we will apply a surrender charge to any partial withdrawals you have taken during the Contract Year.

Surrender Charge at the Retirement Date.  We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive a life contingent payment option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the charge that would apply based on the Table of Surrender Charges.

Waiver of Surrender Charge.  You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the first Contract Year if the Annuitant is terminally ill (as

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defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive Written Notice, before the Retirement Date, at our Home Office in order to activate this waiver.

Annual Administrative Charge

We apply an annual administrative charge of $40 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. (For Contracts issued prior to May 1, 2006, the annual administrative charge is $30). (This charge is guaranteed not to exceed $45.) We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

We currently waive the annual administrative charge:

•	on the Contract Date with an initial premium payment of $40,000 or greater; or

•	if your Accumulated Value is $40,000 or greater on your most recent Contract Anniversary.

(If your Contract was issued prior to May 1, 2006, we will waive this charge on the Contract Date with an initial premium payment of $50,000 or greater, or if your Accumulated Value is $50,000 on your most recent Contract Anniversary.) We may terminate this waiver at any time.

Transfer Processing Fee

We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose, including paying distribution expenses.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

Premium Taxes

Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.

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Other Taxes

Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

PAYMENT OPTIONS

The accumulation phase of your Contract ends on the Retirement Date you select (see “DESCRIPTION OF ANNUITY CONTRACT—Proceeds on the Retirement Date”). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a payment option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Contract; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a payment option. Although tax consequences may vary depending on the payment option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a supplemental agreement to be issued for the payment option. The supplemental agreement will show the rights and benefits of the payee(s) under the payment option selected.

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period with affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Options 1, 2 and 4 may not satisfy the minimum required distribution rules for Qualified Contracts. Please consult a tax advisor.

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Description of Payment Options

Option 1—Interest Income.  The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Income For a Fixed Term.  The proceeds are paid in equal installments for a fixed number of years.

Option 3—Life Income Option With Term Certain.  The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for a specified number of years.

Option 4—Income for Fixed Amount.  The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

Option 5—Joint and Two-Thirds to Survivor Monthly Life Income.  The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

Option 6—Joint and One-Half to Surviving Spouse.  The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.

Option 7—Joint and 100% to Survivor Monthly Life Income Option.  The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

Alternate Payment Options:

The Company may make available alternative payment options.

Election of Payment Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant’s death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

We will initiate an election, revocation or change of a payment option upon receipt of your Written Notice at our Home Office.

We have provided a brief description of the available payment options above. The term “effective date” means the date as of which the proceeds are applied to a payment option. The term “payee” means a person who is entitled to receive payment under a payment option.

Fixed Annuity Payments.  Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

•	the form and duration of the payment option chosen;

•	the payee’s age and sex;

•	the amount of proceeds applied to purchase the fixed annuity payments; and

•	the applicable annuity purchase rate.

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We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:

•	the total proceeds would be less than $2,000;

•	the amount of each payment would be less than $20; or

•	the payee is an assignee, estate, trustee, partnership, corporation or association.

Under Option 1, proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

Variable Annuity Payments.  Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options 3 and 7. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:

•	the dollar amount of proceeds being applied to a payment option;

•	the payment option selected;

•	the age and sex of the Annuitant; and

•	the assumed interest rate used in the variable payment option tables (4% per year).

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time on a Business Day) by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

An “annuity unit” is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see “Variable Payment Options—Transfer of Annuity Units” below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

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The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a)	is the annuity unit value for the immediately preceding Valuation Period;

(b)	is the net investment factor for that Valuation Period (described below); and

(c)	is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 4% per year. The daily assumed interest factor derived from an assumed interest rate of 4% per year is 0.999893.

We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x)	is the net result of:

1.	the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.	the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.	the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

4.	any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount;

(y)	is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)	is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

For variable annuity payments, we reserve the right to:

(1)	refuse the election of a payment option if total proceeds are less than $5,000;

(2)	refuse to make payments of less than $50 each; or

(3)	make payments at less frequent intervals if payments will be less than $50 each.

Variable Payment Options—Transfer of Annuity Units.  By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated

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as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

Variable Payment Options—Surrenders.  By written request, a payee may make a full surrender of the payments remaining in the guarantee period of a variable payment option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a payment option. The surrender value is equal to the commuted value of remaining payments in the guarantee period of a variable payment option.

The commuted value is the present value of the remaining stream of payments in the guarantee period of a variable payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. This means that if we receive your Written Notice to surrender prior to 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender at or after 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day.

We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX B for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option’s total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one-, five- and

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ten-year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to the standardized yield and average annual total return information noted above, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

Each Investment Option’s yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. (“Lipper”) and the Variable Annuity Research Data Service (“VARDS”) are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

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FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice

Introduction

This discussion is based on the Company’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

A Contract may be purchased on a non-qualified basis (“Non-Qualified Contract”) or purchased and used in connection with plans qualifying for favorable tax treatment (“Qualified Contract”). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the “Code”). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company’s tax status. In addition, an individual must satisfy certain requirements in connection with:

•	purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

•	receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements.  Section 817(h) of the Code provides that separate account investments must be “adequately diversified” in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Owner Control.  In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contract, we believe that the Owner of a Contract

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should not be treated as the owner of the assets of the Account. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner from being treated as the owner of the underlying assets of the Account.

Required Distributions.  In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

•

if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

•	if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner’s death. An Owner’s designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General.  Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

Non-Natural Owner.  A non-natural Owner of an annuity Contract generally must include any excess of cash value over the “investment in the contract” as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

•	the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

•	the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

•	the Contract is issued in connection with certain Qualified Plans;

•	the Contract is purchased by an employer upon the termination of certain Qualified Plans;

•	the Contract is used in connection with a structured settlement agreement; or

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•

the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Complete Surrenders.  Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant’s total accrued benefit or balance under the retirement plan. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual’s gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments.  Although tax consequences may vary depending on the payment option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract; or

•	if distributed under a payment option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

47

•	made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

•	attributable to the taxpayer becoming disabled;

•

as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

•	made under certain annuities issued in connection with structured settlement agreements;

•

made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

•	any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

Other tax penalties may apply to certain distributions under a Qualified Contract. Owners should consult their tax adviser.

Account Charges.  It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals you should consult your tax adviser prior to selecting any optional benefit under the Contract.

Transfers, Assignments or Exchanges of a Contract

Certain tax consequences may result upon:

•	a transfer of ownership of a Contract;

•	the designation of an Annuitant, payee or other Beneficiary who is not also the owner;

•	the selection of certain Retirement Dates; or

•	the exchange of a Contract.

An Owner contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner’s tax status. The Owner generally can elect not to have withholding apply.

Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. For this purpose an “eligible rollover distribution” is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if the Owner chooses a “direct rollover” from the plan to another tax-qualified plan, section 403(b) tax-sheltered annuity, IRA or governmental section 457 plan that agrees to separately account for rollover contributions.

48

Multiple Contracts

All non-qualified deferred annuity Contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Contracts

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

•	contributions in excess of specified limits;

•	distributions prior to age 59 1/2 (subject to certain exceptions);

•	distributions that do not conform to specified commencement and minimum distribution rules; and

•	other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner’s (or plan participant’s) lifetime. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover.

If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Please consult your tax adviser.

49

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans.  Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

Individual Retirement Annuities.  Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code or 100% of the amount of compensation includible in the Owner’s gross income and may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the Contract for use as any type of IRA. Individuals using the Contract in such a manner may want to consult their tax adviser.

SEP IRAs.  Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs.  Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs.  Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

50

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

•	before age 59 1/2 (subject to certain exceptions); or

•	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Tax Sheltered Annuities.  Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee’s retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

•	death of the employee;

•	attainment of age 59 1/2;

•	severance of employment;

•	disability; or

•	financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

If your Contract was issued in connection with a qualified plan under Section 403(b) of the Code, starting January 1, 2009 we generally are required to confirm, with your plan sponsor or otherwise, that surrenders, partial withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other contracts or accounts you have under the qualified plan under Section 403(b) of the Code among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Death Benefits.  The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Restrictions under Qualified Contracts.  Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Possible Charge for the Company’s Taxes

The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

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Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

Federal Estate Taxes.  While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of a Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Generation-skipping Transfer Tax.  Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico.  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) for the distribution and sale of the Contracts. EquiTrust Marketing may sell the Contracts through its registered representatives, or through other broker-dealers (“selling firms”) that have entered into selling agreements with EquiTrust Marketing.

EquiTrust Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Contract assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Global Real Estate Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Small Mid-Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of

52

these Investment Options have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to EquiTrust Marketing for the sale of the Contracts by its registered representatives, as well as by selling firms. The maximum commissions payable for Contract sales will be 6% of the premiums paid under a Contract during the first Contract Year, 4.5% of the premiums paid in the second through sixth Contract Years and 1.25% of the premiums paid in the seventh and subsequent Contract Years.

Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their managers); deferred compensation and insurance benefits of registered representatives; registered representative training allowances; agency expense allowances; advertising expenses and all other expenses of distributing the Contracts. These distribution expenses do not result in any additional charges against the Contracts that are not described under “CHARGES AND DEDUCTIONS.”

Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they and their managers are also eligible for various cash benefits such as bonuses, insurance benefits and financing arrangements, such as loans and advances, and non-cash compensation items that we may provide jointly with EquiTrust Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, EquiTrust Marketing’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. EquiTrust Marketing’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Contract.

Under the Public Disclosure Program, the Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from the FINRA.

53

LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of EquiTrust Marketing to perform its contract with the Account or the ability of the Company to meet its obligations under the Contract.

VOTING RIGHTS

To the extent required by law, the Company will vote Fund shares held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation there under should be amended, or if the present interpretation thereof should change and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of contract owners determining the outcome of a vote.

FINANCIAL STATEMENTS

The audited balance sheets of the Company as of December 31, 2008 and 2007, and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008 and the financial statement schedules, as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2008 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

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The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

Investment Company Act of 1940, File Number 811-08967

55

APPENDIX A

Condensed Financial Information

The Account commenced operations on December 1, 1998; however, no premiums were received until December 18, 1998. The information presented below reflects the accumulation unit information for the Subaccounts for the one-year periods ended on December 31.

(to be updated by amendment)

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Appreciation Portfolio
1998	$10.000000	$10.037471	24.018000
1999	10.037471	11.023159	173,421.184779
2000	11.023159	10.815328	317,644.455466
2001	10.815328	9.671767	410,948.405236
2002	9.671767	7.943146	407,038.858535
2003	7.943146	9.492016	404,169.530371
2004	9.492016	9.833018	393,749.385959
2005	9.833018	10.122018	323,317.131990
2006	10.122018	11.628539	274,645.786514
2007	11.628539	12.285463	234,226.179008
2008	12.285463	8.534760	206,997.985325
Developing Leaders Portfolio
1998	10.000000	10.417346	30.023000
1999	10.417346	12.409304	37,187.790687
2000	12.409304	14.151470	133,441.957476
2001	14.151470	13.101536	182,657.378695
2002	13.101536	10.448995	196,984.102755
2003	10.448995	13.572139	192,118.870349
2004	13.572139	14.903803	189,832.055133
2005	14.903803	15.551962	169,561.117304
2006	15.551962	15.917616	150,916.340311
2007	15.917616	13.959553	112,453.738515
2008	13.959553	8.591164	101,402.220891
Dreyfus Growth and Income Portfolio
1998	10.000000	10.000000	10.000000
1999	10.000000	11.583531	41,962.890993
2000	11.583531	11.061794	140,155.840129
2001	11.061794	10.270179	172,147.015490
2002	10.270179	7.561775	173,033.024904
2003	7.561775	9.439379	174,052.703235
2004	9.439379	10.004047	160,003.361576
2005	10.004047	10.197001	146,531.884624
2006	10.197001	11.517059	124,083.967325
2007	11.517059	12.316841	113,654.468032
2008	12.316841	7.237071	84,459.642209

A-1

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
International Equity Portfolio
1998	$10.000000	$10.000000	0.000000
1999	10.000000	15.535331	5,370.943878
2000	15.535331	12.882814	59,695.445970
2001	12.882814	8.995439	75,413.570244
2002	8.995439	7.456744	77,380.157236
2003	7.456744	10.509029	73,672.338147
2004	10.509029	12.912223	66,749.223084
2005	12.912223	14.613899	66,632.072803
2006	14.613899	17.774938	74,284.022741
2007	17.774938	20.531198	80,406.442477
2008	20.531198	11.697498	66,213.039278
Socially Responsible Growth Fund(1)
2001	10.000000	10.007489	476.676000
2002	10.007489	6.993410	3,165.862030
2003	6.993410	8.673531	7,827.550112
2004	8.673531	9.061607	7,110.498386
2005	9.061607	9.236334	6,399.654550
2006	9.236334	9.925669	5,674.042918
2007	9.925669	10.521851	5,648.202047
2008	10.521851	6.787419	5,346.753723
Blue Chip Portfolio
1998	10.000000	10.000000	0.000000
1999	10.000000	11.493125	168,478.748352
2000	11.493125	10.368373	328,469.024783
2001	10.368373	9.069651	382,493.328679
2002	9.069651	7.237797	375,881.429001
2003	7.237797	8.972591	334.431.917059
2004	8.972591	9.385771	328,711.154358
2005	9.385771	9.468226	307,240.588895
2006	9.468226	10.965944	277,856.504898
2007	10.965944	11.515425	252,912.492370
2008	11.515425	7.912904	214,548.751906
High Grade Bond Portfolio
1998	10.000000	10.000000	0.000000
1999	10.000000	9.811321	39,060.113882
2000	9.811321	10.754179	63,029.681162
2001	10.754179	11.570812	116,452.409042
2002	11.570812	12.366811	145,219.209406
2003	12.366811	12.858737	148,448.756045
2004	12.858737	13.226099	153,401.702141
2005	13.226099	13.390231	153,521.725185
2006	13.390231	13.837576	149,940.140872
2007	13.837576	14.394446	153,533.473728
2008	14.394446	13.971576	130,016.613855

A-2

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Managed Portfolio(1)
2001	$10.000000	$10.073024	2,478.725306
2002	10.073024	9.755357	39,042.674460
2003	9.755357	11.807988	68,219.014510
2004	11.807988	12.644241	95,861.006313
2005	12.644241	13.035531	107,857.879001
2006	13.035531	14.398843	113,175.754824
2007	14.398843	15.032709	101,753.930637
2008	15.032709	11.868726	76,619.047673
Money Market Portfolio
1998	10.000000	10.010155	2,675.156157
1999	10.010155	10.323106	30,705.110011
2000	10.323106	10.783237	35,827.049130
2001	10.783237	11.010992	56,393.887568
2002	11.010992	10.985439	58,687.932385
2003	10.985439	10.890451	45,386.115696
2004	10.890451	10.819370	23,024.150271
2005	10.819370	10.937615	25,704.194335
2006	10.937615	11.265241	17,014.323876
2007	11.265241	11.632936	119,784.468629
2008	11.632936	11.690972	92,461.525985
Strategic Yield Portfolio
1998	10.000000	10.000000	0.000000
1999	10.000000	9.838194	19,166.958767
2000	9.838194	9.998590	33,679.284997
2001	9.998590	10.770302	61,402.315327
2002	10.770302	11.201480	76,315.410431
2003	11.201480	12.369457	83,450.202269
2004	12.369457	13.289616	94,187.124252
2005	13.289616	13.534861	93,341.474701
2006	13.534861	14.255579	91,718.642761
2007	14.255579	14.558521	83,300.760178
2008	14.558521	12.765449	78,180.509540
Value Growth Portfolio
1998	10.000000	10.137670	18.014000
1999	10.137670	9.355808	21,916.506039
2000	9.355808	10.772759	30,682.870776
2001	10.772759	11.365464	58,894.478368
2002	11.365464	10.039024	72,087.542116
2003	10.039024	12.939094	76,306.402309
2004	12.939094	14.232837	77,560.993967
2005	14.232837	14.937622	81,553.962934
2006	14.937622	16.511744	75,704.341276
2007	16.511744	17.140267	72,450.849055
2008	17.140267	11.778949	78,424.545614

A-3

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Equity Income Portfolio
1998	$10.000000	$10.000000	0.000000
1999	10.000000	10.390415	41,021.894274
2000	10.390415	11.654082	59,148.442406
2001	11.654082	11.660692	96,750.972301
2002	11.660692	9.990315	119,966.108231
2003	9.990315	12.365653	128,009.354873
2004	12.365653	14.014985	144,971.176381
2005	14.014985	14.364229	184,034.123447
2006	14.364229	16.855599	194,342.187076
2007	16.855599	17.164430	191,504.103414
2008	17.164430	10.813989	153,863.031450
International Stock Portfolio
1998	10.000000	10.000000	0.000000
1999	10.000000	13.100697	12,483.719064
2000	13.100697	10.648447	40,508.420430
2001	10.648447	8.166973	46,127.940447
2002	8.166973	6.580261	44,385.615422
2003	6.580261	8.470449	45,602.242850
2004	8.470449	9.504173	42,243.856028
2005	9.504173	10.876978	55,945.803866
2006	10.876978	12.777689	53,238.561130
2007	12.777689	14.244795	47,749.043627
2008	14.244795	7.204900	34,404.323239
Mid-Cap Growth Portfolio
1998	10.000000	10.444654	18.014000
1999	10.444654	12.591091	67,235.432249
2000	12.591091	13.511767	164,231.316566
2001	13.511767	13.201812	207,945.873197
2002	13.201812	10.252220	207,894.785732
2003	10.252220	13.994443	198,191.399313
2004	13.994443	16.334060	192,587.432388
2005	16.334060	18.484721	167,179.994756
2006	18.484721	19.441813	145,908.880336
2007	19.441813	22.532703	123,547.759613
2008	22.532703	13.385401	104,177.351719
New America Growth Portfolio
1998	10.000000	10.420677	30.023000
1999	10.420677	11.525440	64,623.697111
2000	11.525440	10.218628	135,982.793167
2001	10.218628	8.882821	153,918.754510
2002	8.882821	6.278805	158,858.870843
2003	6.278805	8.366949	147,428.788037
2004	8.366949	9.149826	147,474.586386
2005	9.149826	9.427736	138,948.500164
2006	9.427736	9.980233	128,000.589434
2007	9.980233	11.198545	100,064.868187
2008	11.198545	6.819618	82,200.618447

A-4

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Personal Strategy Balanced Portfolio
1998	$10.000000	$10.000000	0.000000
1999	10.000000	10.603854	53,568.419363
2000	10.603854	11.066274	102,663.516754
2001	11.066274	10.649452	156,659.285518
2002	10.649452	9.682638	197,582.437869
2003	9.682638	11.918430	206,795.585395
2004	11.918430	13.258890	225,874.654456
2005	13.258890	13.917320	224,699.161753
2006	13.917320	15.353849	217,620.300096
2007	15.353849	16.294012	200,881.598626
2008	16.294012	11.266242	167,414.571666
VP Ultra Fund(1)
2001	10.000000	10.253013	673.169916
2002	10.253013	7.814428	18,967.998849
2003	7.814428	9.626059	27,132.128317
2004	9.626059	10.506839	31,857.616103
2005	10.506839	10.586470	35,582.995439
2006	10.586470	10.098605	31,689.511001
2007	10.098605	12.052521	21,105.700798
2008	12.052521	6.954436	18,676.205765
VP Vista Fund(1)
2001	10.000000	10.069107	620.403596
2002	10.069107	7.972835	8,399.501160
2003	7.972835	11.183830	18,303.213114
2004	11.183830	12.752744	24,817.479465
2005	12.752744	13.601267	30,210.442670
2006	13.601267	14.624030	31,725.330501
2007	14.624030	20.161498	31,009.730109
2008	20.161498	10.214047	23,200.644843
Contrafund Portfolio(1)
2001	10.000000	10.326495	6,197.546339
2002	10.326495	9.231577	20,512.567698
2003	9.231577	11.696917	58,445.762141
2004	11.696917	13.321604	88,809.193552
2005	13.321604	15.364815	140,031.200201
2006	15.364815	16.930534	183,801.685528
2007	16.930534	19.634730	197,882.064785
2008	19.634730	11.129839	174,821.468917
Growth Portfolio(1)
2001	10.000000	10.083898	5,398.731582
2002	10.083898	6.949450	29,213.857671
2003	6.949450	9.105467	42,214.345043
2004	9.105467	9.282819	52,032.049730
2005	9.282819	9.686095	50,303.367014
2006	9.686095	10.207707	43,522.268968
2007	10.207707	12.782182	40,893.119798
2008	12.782182	6.658473	32,500.539703

A-5

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Fidelity Growth & Income Portfolio(1)
2001	$10.000000	$9.919009	1,928.401314
2002	9.919009	8.156104	11,799.540898
2003	8.156104	9.956164	30,076.628903
2004	9.956164	10.387661	36,469.923079
2005	10.387661	11.027198	33,133.062329
2006	11.027198	12.309519	29,014.948752
2007	12.309519	13.611256	28,468.456880
2008	13.611256	7.824546	27,178.327899
High Income Portfolio(1)
2001	10.000000	10.000000	0.000000
2002	10.000000	10.341068	1,453.140104
2003	10.341068	12.928311	4,044.148555
2004	12.928311	13.946380	8,018.782490
2005	13.946380	14.072529	7,533.864618
2006	14.072529	15.409815	7,247.817504
2007	15.409815	15.582252	7,266.941360
2008	15.582252	11.501622	6,433.711964
Index 500 Portfolio(1)
2001	10.000000	10.045247	7,214.987295
2002	10.045247	7.701449	49,298.130454
2003	7.701449	9.753435	108,627.584084
2004	9.753435	10.639930	117,118.198239
2005	10.639930	10.999758	129,956.113562
2006	10.999758	12.555814	133,583.564712
2007	12.555814	13.055345	127,747.926728
2008	13.055345	8.110706	121,504.657216
MidCap Portfolio(1)
2001	10.000000	10.435314	1,689.154760
2002	10.435314	9.259562	16,658.239942
2003	9.259562	12.627159	27,774.360556
2004	12.627159	15.525209	36,811.028576
2005	15.525209	18.071930	60,998.205060
2006	18.071930	20.036606	78,774.687315
2007	20.036606	22.791362	93,797.553622
2008	22.791362	13.573303	87,034.249552
Overseas Portfolio(1)
2001	10.000000	10.000000	0.000000
2002	10.000000	8.117795	6,735.881094
2003	8.117795	11.478474	15,387.962211
2004	11.478474	12.863958	16,026.841586
2005	12.863958	15.104205	15,985.277106
2006	15.104205	17.592416	16,926.017743
2007	17.592416	20.355078	21,401.663166
2008	20.355078	11.278889	18,366.814566

A-6

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Global Real Estate Securities Fund(2)
2003	$10.000000	$11.307985	855.451240
2004	11.307985	14.700867	7,867.518181
2005	14.700867	16.453786	12,991.601292
2006	16.453786	19.570943	21,328.902793
2007	19.570943	15.271795	15,653.804046
2008	15.271795	8.675437	18,610.894704
Small-Mid Cap Growth Fund(1)
2001	10.000000	10.322794	29.479422
2002	10.322794	7.260159	11,391.580524
2003	7.260159	9.828015	21,497.865497
2004	9.828015	10.805122	30,180.044770
2005	10.805122	11.166911	31,582.945416
2006	11.166911	11.971860	32,744.381420
2007	11.971860	13.133702	32,602.474421
2008	13.133702	7.447543	32,694.149520
Small Cap Value Securities Fund(1)
2001	10.000000	10.706055	203.224256
2002	10.706055	9.580438	8,906.531524
2003	9.580438	12.484986	23,973.669339
2004	12.484986	15.238233	22,541.608394
2005	15.238233	16.347124	29,663.307474
2006	16.347124	18.862636	37,702.741277
2007	18.862636	18.157960	46,626.032931
2008	18.157960	11.995208	43,669.274978
U.S. Government Fund(1)
2001	10.000000	9.861717	889.254913
2002	9.861717	10.677015	19,701.370973
2003	10.677015	10.762875	41,766.340954
2004	10.762875	10.982961	52,306.809804
2005	10.982961	11.092315	45,302.641715
2006	11.092315	11.379321	57,390.831358
2007	11.379321	11.963284	69,835.262029
2008	11.963284	12.693477	61,222.066329
Mutual Shares Securities Fund(1)
2001	10.000000	10.113196	1,250.608551
2002	10.113196	8.794970	7,872.951470
2003	8.794970	10.855972	13,558.512331
2004	10.855972	12.058937	15,183.278963
2005	12.058937	13.148661	18,050.409389
2006	13.148661	15.352936	19,302.529154
2007	15.352936	15.667275	23,923.054810
2008	15.667275	9.715828	27,367.203399

A-7

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Growth Securities Fund(1)
2001	$10.000000	$9.879791	365.666644
2002	9.879791	7.941113	15,636.435358
2003	7.941113	10.348675	28,533.992154
2004	10.348675	11.841917	33,960.617928
2005	11.841917	12.714170	39,376.101531
2006	12.714170	15.276005	40,386.184949
2007	15.276005	15.419494	39,527.753883
2008	15.419494	8.769010	35,989.506589
Mid-Cap Value Portfolio(1)
2001	10.000000	10.421702	33.461904
2002	10.421702	10.364177	13,915.573009
2003	10.364177	13.250973	24,032.800344
2004	13.250973	15.821646	33,131.874619
2005	15.821646	17.042284	36,196.136365
2006	17.042284	19.640124	36,116.047199
2007	19.640124	19.842813	47,541.440445
2008	19.842813	13.070051	41,966.311739
Small Cap Core Portfolio(1)(4)
2001	10.000000	10.582331	305.070790
2002	10.582331	8.176589	5,993.317284
2003	8.176589	10.966570	17,159.600182
2004	10.966570	13.755358	25,757.951417
2005	13.755358	14.029893	22,656.168038
2006	14.029893	15.915354	25,815.943700
2007	15.915354	14.804106	19,211.959237
2008	14.804106	9.930076	12,829.020756
NASDAQ-100 Index Portfolio(1)
2001	10.000000	9.622755	178.988245
2002	9.622755	5.929811	4,135.813319
2003	5.929811	8.693307	11,597.887186
2004	8.693307	9.436167	13,231.474638
2005	9.436167	9.428874	8,052.042252
2006	9.428874	9.919428	7,569.814889
2007	9.919428	11.592836	6,544.997882
2008	11.592836	6.641698	5,381.164326
Russell 2000 Small Cap Index Portfolio(1)
2001	10.000000	10.802967	6,906.043624
2002	10.802967	8.410247	28,908.569485
2003	8.410247	12.129480	43,308.958403
2004	12.129480	14.080824	52,875.339013
2005	14.080824	14.445136	59,330.248802
2006	14.445136	16.756396	60,730.247819
2007	16.756396	16.160051	59,847.166845
2008	16.160051	10.524361	52,606.911756

A-8

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
S&P MidCap 400 Index Portfolio(1)
2001	$10.000000	$10.502362	5,722.154526
2002	10.502362	8.788222	24,679.296688
2003	8.788222	11.679662	43,229.910231
2004	11.679662	13.334805	55,260.994910
2005	13.334805	14.723356	63,747.999187
2006	14.723356	15.933690	62,471.780799
2007	15.933690	16.873370	43,932.931544
2008	16.873370	10.544194	41,048.840598
VP Inflation Protection Bond Fund(3)
2006	10.000000	10.000000	0.000000
2007	10.000000	10.000000	0.000000
2008	10.000000	10.000000	0.000000
VP Mid Cap Value Fund(3)
2006	10.000000	10.000000	0.000000
2007	10.000000	9.211164	3,443.754723
2008	9.211164	6.872187	3,673.347211
VP Value Fund(3)
2006	10.000000	10.000000	0.000000
2007	10.000000	9.328852	3,773.425650
2008	9.328852	6.736330	8,207.484021

(1)	Available October 1, 2001.

(2)	Available May 1, 2003.

(3)	Available May 1, 2006.

(4)	The Accumulation Unit Value information for the periods noted is based upon the subaccount’s investment on the Small Company Portfolio prior to the date of the merger of the Small Company Portfolio with Small Cap Core Portfolio, which merger occurred on or about April 25, 2009.

A-9

APPENDIX B

Calculating Variable Annuity Payments

The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental agreement issued for proceeds from a hypothetical Contract.

What the Chart Illustrates.  The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return.  The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.09%, 6.17%, 9.09%, and 12.00%. Net of all expenses, these constant returns are: (2.17)%, 0.92%, 4.00%, 6.92%, and 12.00%. The first variable annuity payment for each year reflects the 4% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.77% of their average daily net assets. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount’s average daily net assets.

The first monthly variable annuity payments depicted in the chart are based on hypothetical supplemental agreements and hypothetical investment results and are not projections or indications of future results. The Company does not guarantee or even suggest that any Subaccount, Contract or agreement issued by it would generate these or similar monthly payments for any period of time. The chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual supplemental agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount’s investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected and life of the payee. See the Prospectus section titled “PAYMENT OPTIONS—Election of Payment Options and Annuity Payments.”

Assumptions on Which the Hypothetical Supplemental Agreement and Contract are Based.  The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

•	The hypothetical Contract is a Non-Qualified Contract;

•	The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract;

•	The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount;

•	The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.09%, 6.17%, 9.09%, and 12.00%;

B-1

•	Assumed Interest Rate is 4% per year;

•	The payee elects to receive monthly variable annuity payments;

•	The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000.

For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see “PAYMENT OPTIONS.”

Assumed Interest Rate.  Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 4%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see “PAYMENT OPTIONS.”

The $1,000 Initial Monthly Variable Annuity Payment.  The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

•	the amount of proceeds applied;

•	the annuity payment option selected;

•	the annuity purchase rates in the supplemental agreement on the effective date;

•	the Assumed Interest Rate under the supplemental agreement on the effective date;

•	the age of the payee;

•	in most cases, the sex of the payee.

For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see “PAYMENT OPTIONS.” For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 4% net Assumed Interest Rate.

B-2

Initial Monthly Payments for Each Year Shown,

Assuming a Constant Rate of Return under Alternative Investment Scenarios

(to be updated by amendment)

Contract Year	0.00% Gross –2.17% Net	3.09% Gross 0.92% Net	6.17% Gross 4.00% Net	9.09% Gross 6.92% Net	12.00% Gross 9.83% Net
1	1,000	1,000	1,000	1,000	1,000
2	941	970	1,000	1,028	1,056
3	885	942	1,000	1,057	1,115
4	832	914	1,000	1,087	1,178
5	783	887	1,000	1,117	1,244
6	737	860	1,000	1,148	1,314
7	693	835	1,000	1,181	1,387
8	652	810	1,000	1,214	1,465
9	613	786	1,000	1,248	1,547
10	577	763	1,000	1,283	1,634
11	542	740	1,000	1,318	1,725
12	510	718	1,000	1,356	1,822
13	480	697	1,000	1,394	1,924
14	452	677	1,000	1,433	2,032
15	425	656	1,000	1,474	2,146
16	400	637	1,000	1,515	2,266
17	376	618	1,000	1,557	2,393
18	354	600	1,000	1,601	2,527
19	333	582	1,000	1,646	2,669
20	313	565	1,000	1,692	2,819
21	294	548	1,000	1,740	2,977
22	277	532	1,000	1,789	3,144
23	260	516	1,000	1,839	3,320
24	245	501	1,000	1,891	3,506
25	230	486	1,000	1,944	3,703

B-3

STATEMENT OF ADDITIONAL INFORMATION

56

Tear at perforation

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

EquiTrust Life Annuity Account II

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED

VARIABLE ANNUITY CONTRACT

PROSPECTUS

May 1, 2009

EquiTrust Life Insurance Company (the “Company”) is offering the individual flexible premium deferred variable annuity contract (the “Contract”) described in this Prospectus. The Contract provides for growth of Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code. The Prospectus describes all material features of the Contract.

The Owner of a Contract (“you” or “your”) may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of EquiTrust Life Annuity Account II (the “Account”), each of which invests in one of the following Investment Options:

American Century Investments

VP Ultra® Fund

VP VistaSM Fund

Calvert Asset Management Company (formerly known as Summit Pinnacle Series)

Summit Russell 2000 Small Cap Index Portfolio

Summit S&P MidCap 400 Index Portfolio

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio

VIF Developing Leaders Portfolio

VIF Growth and Income Portfolio

VIF International Equity Portfolio

EquiTrust Variable Insurance Series Fund

Blue Chip Portfolio

High Grade Bond Portfolio

Managed Portfolio

Money Market Portfolio

Strategic Yield Portfolio

Value Growth Portfolio

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund—Class 2

Franklin Small-Mid Cap Growth Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Growth Securities Fund—Class 2

JPMorgan Insurance Trust (formerly known as JPMorgan Series Trust II)

Mid Cap Value Portfolio

Small Cap Core Portfolio (formerly known as Small Company Portfolio)

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract’s Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.

The T. Rowe Price Mid-Cap Growth Subaccount is not available for investment (allocation of premium payments and transfers) under Contracts issued on or after May 1, 2004.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By

EquiTrust Life Insurance Company

5400 University Avenue

West Des Moines, Iowa 50266

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The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

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DEFINITIONS

Account: EquiTrust Life Annuity Account II.

Accumulated Value: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

Annuitant: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

Beneficiary: The person(s) to whom the Company pays the proceeds on the death of the Owner/Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

The Code: The Internal Revenue Code of 1986, as amended.

The Company (“we”, “us” or “our”): EquiTrust Life Insurance Company.

Contract: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Contract Anniversary: The same date in each Contract Year as the Contract Date.

Contract Date: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

Contract Year: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

Declared Interest Option: An investment option under the Contract funded by the Company’s General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

(a)	a certified copy of the death certificate;

(b)	a certified copy of a court decree reciting a finding of death;

(c)	the Beneficiary’s statement of election;

(d)	a copy of the Beneficiary’s Form W-9; or

(e)	any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

Home Office: The principal office of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

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Net Accumulated Value: The Accumulated Value less any applicable surrender charge.

Non-Qualified Contract: A Contract that is not a Qualified Contract.

Owner (“you” or “your”): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

Qualified Contract: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 401(k), 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Company applies the Accumulated Value under a payment option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Owner on a form satisfactory to the Company which we receive at our Home Office.

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FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning or surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

Owner Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered)(1)	8.5%	6%
Transfer Processing Fee(2)	$25	$25

(1)  Currently, the surrender charge is only assessed during the first six Contract Years. The surrender charge declines to 0% in the seventh Contract Year. (The surrender charge period is guaranteed not to exceed a nine-year period.) In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) This amount is not cumulative from Contract Year to Contract Year. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

(2)  We waive the transfer processing fee for the first twelve transfers during a Contract Year. Currently, we may assess a charge of $25 for the thirteenth and each subsequent transfer during a Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Annual Administrative Charge(3)	$45	$30
Separate Account Annual Expenses (as a percentage of average variable accumulated value)
Mortality and Expense Risk Charge	1.40%	1.40%
Total Separate Account Annual Expenses	1.40%	1.40%

(3)  We currently deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date.

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The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2008. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(4)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.35%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(5)	0.10%	1.10%

(4)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2008. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement arrangements, total annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.10%

(5)  The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue until at least April 30, 2010. Five Investment Options currently have contractual reimbursement or fee waiver arrangements in place.

Examples

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees, and Investment Option fees and expenses.

Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$821	$1,256	$1,702	$3,196

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$729	$1,160	$1,602	$3,196

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3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect annuity payment options 1, 3, 5, 6 or 7:

1 Year	3 Years	5 Years	10 Years
$267	$871	$1,501	$3,196

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$727	$916	$1,105	$1,944

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$634	$816	$998	$1,944

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect annuity payment options 1, 3, 5, 6 or 7:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

(1)  Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three- and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Company will add the number of years for which payments will be made under the annuity payment option selected to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the surrender charge percentage that would apply upon annuitization.

Condensed Financial Information

Please refer to APPENDIX A for accumulation unit information for each Subaccount.

SUMMARY OF THE CONTRACT

Issuance of a Contract.  The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of Owners on the Contract Date (see “DESCRIPTION OF ANNUITY CONTRACT—Issuance of a Contract”). See “DISTRIBUTION OF THE CONTRACTS” for information on compensation of persons selling the Contracts. The Contracts are:

•	“flexible premium” because you do not have to pay premiums according to a fixed schedule; and

•

“variable” because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

Free-Look Period.  You have the right to return the Contract within 20 days after you receive it (see “DESCRIPTION OF ANNUITY CONTRACT—Free-Look Period”). If you return the Contract, it will become void and you will receive either the greater of:

•	premiums paid; or

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•	the Accumulated Value on the date the Company receives the returned Contract at our Home Office, plus administrative charges and any other charges deducted under the Contract.

Premiums.  The minimum initial premium amount the Company accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See “DESCRIPTION OF ANNUITY CONTRACT—Premiums.”)

Allocation of Premiums.  You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums”). If your Contract was issued on or after May 1, 2004, you may not allocate premiums or transfer monies to the T. Rowe Price Mid-Cap Growth Subaccount.

•	The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

•	At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

Transfers.  You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Transfer Privilege”).

•	The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

•

Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

•	The Company waives fees for the first twelve transfers during a Contract Year.

•	The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

Partial Withdrawal.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Partial Withdrawals”). Certain partial withdrawals may be subject to a surrender charge (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Surrender.  You may surrender your Contract upon Written Notice on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Surrender”). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Death Benefit.  We will pay a death benefit if the Owner dies prior to the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Death Benefit Before the Retirement Date—Death of an Annuitant”).

CHARGES AND DEDUCTIONS

Your Contract will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge).  We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years (see “CHARGES AND

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DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”). We deduct this charge from the amount surrendered.

Contract Year in Which Withdrawal Occurs	Charge as a Percentage of Amount Withdrawn
1	6%
2	5
3	4
4	3
5	2
6	1
7 and after	0

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value calculated as the most recent prior Contract Anniversary without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) If you subsequently surrender your Contract during the Contract Year, we may apply a surrender charge to any partial withdrawals you’ve taken. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

We reserve the right to waive the surrender charge as provided in the Contract. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.”)

Annual Administrative Charge.  We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date (see “CHARGES AND DEDUCTIONS—Annual Administrative Charge”). (This charge is guaranteed not to exceed $45.) We currently waive this charge:

•	on the Contract Date with an initial premium payment of $50,000 or greater, or

•	if your Accumulated Value is $50,000 or greater on your most recent Contract Anniversary. We may terminate this waiver at any time.

Transfer Processing Fee.  We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year. (This charge is guaranteed not to exceed $25 per transfer.)

Mortality and Expense Risk Charge.  We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see “CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge”).

Investment Option Expenses.  The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option.

Risk of An Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels.

ANNUITY PROVISIONS

On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

•	under a payment option; or

•	in a lump sum (see “PAYMENT OPTIONS”).

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FEDERAL TAX MATTERS

The Contract’s earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS

EquiTrust Life Insurance Company

The Company was incorporated on June 3, 1966 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 49 states and the District of Columbia: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.

IMSA

The Company is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

EquiTrust Life Annuity Account II

On January 6, 1998, we established the Account pursuant to the laws of the State of Iowa. The Account:

•	will receive and invest premiums paid to it under the Contract;

•	will receive and invest premiums for other variable annuity contracts we issue;

•

is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account’s assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account’s assets are available to cover the general liabilities of the Company only to the extent that the Account’s assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. For example, we may transfer assets attributable to our investment in the Account or fees and charges that have been earned. All obligations arising under the Contracts are general corporate obligations of the Company.

Investment Options

There are currently 32 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its

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own investment objective(s) and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 12 Investment Options, including the Declared Interest Option. If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Home Office.

American Century Investments.  American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Ultra® Fund

•      This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP VistaSM Fund	• This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Calvert Asset Management Company (formerly Summit Pinnacle Series).  Calvert Asset Management Company serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Summit Russell 2000® Small Cap Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Summit S&P MidCap 400® Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

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Dreyfus.  The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio—Initial Share Class

•      This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus Variable Investment Fund: Developing Leaders Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of companies the adviser believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in small companies with market capitalizations of less than $2 billion at the time of purchase.

Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class

•      This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•      This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

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Portfolio	Investment Objective(s) and Principal Investments
Managed Portfolio

•      This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

Money Market Portfolio

•      This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Subaccount is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also be extremely low and possibly negative.

Strategic Yield Portfolio

•      This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

Value Growth Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

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Fidelity® Variable Insurance Products Funds.  Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value Fidelity Management and Research Company (FMR) believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio

•      This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of Companies Fidelity Management and Research Company (FMR) believes have above-average growth potential.

Fidelity VIP Growth & Income Portfolio

•      This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP Index 500 Portfolio

•      This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500 Index.

Fidelity VIP Mid Cap Portfolio

•      This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either “growth” stocks or “value” stocks or both.

Fidelity VIP Overseas Portfolio	• This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio’s total assets will be invested in common stocks of non-U.S. securities.

Franklin Templeton.  Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Mid-Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Small Cap Value Securities Fund

•      This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies, and normally invests predominantly in equity securities.

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Portfolio	Investment Objective(s) and Principal Investments
Franklin Small-Mid Cap Growth Securities Fund

•       This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies and normally invests predominantly in equity securities.

Franklin U.S. Government Fund	• This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities.
Mutual Shares Securities Fund

•       This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Growth Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

JPMorgan Insurance Trust.(formerly known as JPMorgan Series Trust II)  JPMorgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Mid Cap Value Portfolio

•       This Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing in equity securities. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations similar to those within the universe of the Russell Midcap® Value Index.

Small Cap Core Portfolio (formerly known as Small Company Portfolio)

•       This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations similar to those within the universe of the Russell 2000® Index.

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T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

Mid-Cap Growth Portfolio*

•      This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor’s Mid-Cap 400 Index or the Russell Mid Cap Growth Index.

*The T. Rowe Price Mid-Cap Growth Portfolio is not available as an Investment Option for Contracts issued on or after May 1, 2004.

New America Growth Portfolio

•      This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

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We select the Investment Options offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Contracts, receives 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option’s investment return. The Company and its affiliates may profit from these payments.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Contract Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

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If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

•	operate the Account as a management investment company under the 1940 Act,

•	deregister the Account under that Act in the event such registration is no longer required, or

•	combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

DESCRIPTION OF ANNUITY CONTRACT

Issuance of a Contract

You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC (“EquiTrust Marketing”). (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) Your Contract Date will be the date the properly completed application is received at our Home Office. See “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums” for our procedures upon receipt of an incomplete application. The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract; therefore, you should consider whether the features and benefits unique to the Contract are appropriate for your needs prior to purchasing a Qualified Contract. We do not apply a maximum age for owners on the Contract Date.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

Premiums

The minimum initial premium amount the Company will accept is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant’s lifetime and before the Retirement Date.

You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to provide additional information about you or your account to government regulators.

Free-Look Period

We provide for an initial “free-look” period during which time you have the right to return the Contract within 20 days after you receive it. (Certain states may provide for a 30 day free-look

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period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:

•	premiums paid; or

•	the Accumulated Value on the date we receive the returned Contract at our Home Office, plus administrative charges and any other charges deducted from the Account.

Allocation of Premiums

Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Contract application and premium payment at our Home Office before 3:00 p.m. central time. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 12 Investment Options, including the Declared Interest Option. (You must invest a minimum of 1% in each Investment Option. The Company may, in its sole discretion, raise the minimum allocation requirement to 10% at any time. All percentages must be in whole numbers.) If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

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Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date. We will also allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

•	At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

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We will allocate subsequent premiums in the same manner at the end of the Valuation Period we receive them at our Home Office, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time on a Business Day for the premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the following Business Day.

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You may change your allocation instructions at any time by sending Written Notice to our Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

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You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions. If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

Because the Accumulated Values in each Subaccount will vary with that Subaccount’s investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

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Variable Accumulated Value

The variable Accumulated Value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable Accumulated Value, and, because your Contract’s variable Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Accumulated Value.  Your Contract’s variable Accumulated Value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount’s unit value by the number of units allocated to that Subaccount.

Determination of Number of Units.  The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

•	any premiums paid; and

•	any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

•	any amounts withdrawn;

•	applicable charges assessed; and

•	any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value.  We have set the unit value for each Subaccount’s first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

(a)	is the net result of:

1.	the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

2.	the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

3.	the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

4.	any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.	the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

(b)	is the number of units outstanding at the end of the preceding Valuation Period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your signed written or telephone request at our Home Office.

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•	The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

•	Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

•	If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

•	The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.

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The Company will assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year. We process transfers at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

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We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See “DECLARED INTEREST OPTION—Transfers from Declared Interest Option.”) If your Contract was issued on or after May 1, 2004, you may not transfer Accumulated Value to the T. Rowe Price Mid-Cap Growth Subaccount.

All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or you registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

Additional Limitations on Transfers.  When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,”

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involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging, or automatic rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although we may vary our policies and procedures among our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose include, requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Contract.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its

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corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies (“variable contracts”). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Owners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Partial Withdrawals and Surrenders

Partial Withdrawals.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

•	The minimum amount which you may partially withdraw is $500.

•	If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.

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We will process your partial withdrawal based on the net asset value next determined after we receive your Written Notice at our Home Office. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day.

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) You may elect to have any applicable surrender charge deducted from your remaining Accumulated Value or the amount partially withdrawn. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Home Office.

Should your partial withdrawal result in a full surrender of you Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your written request. If we are unable to contact you, or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of receipt of your original written request at our Home Office.

Surrender.  You may surrender your Contract upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your Written Notice and your Contract at our Home Office. This means that if we receive your Written Notice to surrender the Contract prior to 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value for your Contract as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Contract at or after 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value of your Contract as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Net Accumulated Value distributed to you as follows:

•	under a payment option; or

•	in a lump sum.

Facsimile Requests.  You may request a partial withdrawal from or surrender of your Contract via facsimile.

•	Facsimile requests must be directed to 1-515-226-6870 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and account number. We may require your address or social security number be provided for verification purposes.

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We will compare your signature to your original Contract application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

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Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

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A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

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We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrender and Partial Withdrawal Restrictions.  Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. Pursuant to new tax regulations, we generally are required to confirm, with the plan sponsor or otherwise, that any surrender or partial withdrawal requested from a Contract issued in connection with a qualified plan under Section 403(b) of the Code comply with applicable tax requirements before we process the request. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See “FEDERAL TAX MATTERS—Taxation of Annuities” and “—Taxation of Qualified Contracts.”

Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to our Home Office. The options selected will remain in effect until we receive a written termination request from you at our Home Office.

Automatic Rebalancing.  We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Certificate’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

•	Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option.

•	This feature is free and is not considered in the twelve free transfers during a Contract Year.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Dollar Cost Averaging.  You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of

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investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,200 in a single “source account.” Each month, we will automatically transfer equal amounts from the source account to your designated “target accounts.”

•	The minimum amount of each transfer is $100.

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Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option. If your Contract was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of Written Notice at our Home Office.

•	This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

•	This feature is free and cannot be utilized in combination with the automatic rebalancing or systematic withdrawal programs.

Systematic Withdrawals.  You may elect to receive automatic partial withdrawals.

•	You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

•	You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

•	The minimum amount which you may withdraw is $100.

•	The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

•

After the first Contract Year, you may annually withdraw a maximum of 10% of Accumulated Value without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”

•	Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.

•	Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

•	You may change the amount and frequency upon Written Notice to our Home Office.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

We may terminate the automatic rebalancing, dollar cost averaging and systematic withdrawal programs at any time.

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Death Benefit Before the Retirement Date

Death of Owner.  If an Owner dies prior to the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. (In the latter event, the surviving Annuitant becomes the Owner.)

The surviving Owners or new Owners are afforded the following options:

1.	If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

2.	If the surviving Owner or the new Owner is not the spouse of the deceased Owner:

•	he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Owner’s death; or

•

he or she may elect to receive the Net Accumulated Value paid out under one of the annuity payment options, with payments beginning within one year after the date of the Owner’s death and with payments being made over the lifetime of the Owner, or over a period that does not exceed the life expectancy of the Owner.

Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner’s death until the date that the Net Accumulated Value is paid.

In the case of a non-natural Owner of the Contract, the death of the Annuitant shall be treated as the death of the Owner.

Other rules may apply to a Qualified Contract.

Death of an Annuitant.  If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Contract to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.

If the Annuitant’s age on the Contract Date was less than 76, we will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

•	the Accumulated Value; or

•	the Performance Enhanced Death Benefit (PEDB) amount.

On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Contract. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Contract Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We will calculate the PEDB amount: (1) on

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each Contract Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the Annuitant’s date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (a) the PEDB amount last calculated less any partial withdrawal reductions, or (b) the Accumulated Value.

We will continue to recalculate the PEDB amount on each Contract Anniversary until the Contract Anniversary immediately prior to the oldest Annuitant’s 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

If the Annuitant’s age on the Contract Date was 76 or older, the death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges); or

•	the Accumulated Value.

A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

(a)	is the death benefit immediately prior to withdrawal;

(b)	is the amount of the partial withdrawal (including applicable surrender charges); and

(c)	is the Accumulated Value immediately prior to withdrawal.

We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Annuitant’s Death unless the Owner or Beneficiary elects a payment option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:

•	payments under the option begin within 1 year of the Annuitant’s death; and

•	payments under the option are payable over the Beneficiary’s life or over a period not greater than the Beneficiary’s life expectancy.

If the Owner’s spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.

Other rules may apply to a Qualified Contract.

Incremental Death Benefit Rider.  The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. (This rider may not be available in all states. If available in your state, you may only elect the rider at issue if you are age 65 or younger. A registered representative can provide information on the availability of this rider.) There is no charge for this rider.

If the Annuitant’s age on the Contract Date is less than 76, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

(a)	is the Accumulated Value; and

(b)	is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

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Example

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Contract.

Date	Total Premiums Paid	Accumulated Value	Gain	Death Benefit	Incremental Death Benefit
5/1/2009	$100,000	$100,000	$0	$100,000	$0
5/1/2029	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2029, and there were no partial withdrawals made prior to the Annuitant’s death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

Death Benefit After the Retirement Date

If an Owner dies on or after the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Retirement Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

If the Annuitant dies before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

Other rules may apply to a Qualified Contract.

Proceeds on the Retirement Date

You select the Retirement Date. There is no minimum age required for the Annuitant to establish a Retirement Date. However, for Non-Qualified Contracts, the Retirement Date may be no later than the Annuitant’s age 70 or 10 years after the Contract Date. For Qualified Contracts, the Retirement Date may be no later than the Annuitant’s age 70 1/2 or such other date as meets the requirements of the Code.

On the Retirement Date, we will apply the proceeds under a life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See “PAYMENT OPTIONS.”) If a payment option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

•	we must receive Written Notice at our Home Office at least 30 days before the current Retirement Date;

•	the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

•	the requested Retirement Date must be no later than the Annuitant’s 70th birthday or any earlier date required by law.

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Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a Written Notice at our Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

•	the SEC permits by an order the postponement for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account’s net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about you or your account to government regulators.

Modification

You may modify your Contract only if one of our officers agrees in writing to such modification.

Upon notification to you, we may modify your Contract if:

•	necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

•	necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

•	necessary to reflect a change in the operation of the Account; or

•	the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Contract in the event of most such modifications.

Reports to Owners

We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

Inquiries

You may contact the Company in writing at our Home Office if you have any questions regarding your Contract.

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Change of Address

We confirm all Owner change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

In compliance with specific state insurance regulations, the Declared Interest Option is not available in all states. A registered representative can provide information on the availability of this Investment Option.

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the “1933 Act”), and neither the Declared Interest Option nor the Company’s General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company’s General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the “Declared Interest Option accumulated value”) will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company’s general liabilities from business operations. To the extent that we are required to pay you amounts in addition to your Accumulated Value under any guarantees under the Contract, including the death benefit, such amounts will come from our General Account. Thus, those guarantees are subject to our financial strength and claims paying ability and the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts

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allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

Calculation of Declared Interest Option Accumulated Value.  The Declared Interest Option accumulated value is equal to:

•	amounts allocated and transferred to the Declared Interest Option; plus

•	interest credited; less

•	amounts deducted, transferred or withdrawn.

Transfers from Declared Interest Option

You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender.  We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years. (The surrender charge period is guaranteed not to exceed a nine-year period.)

Contract Year in Which Withdrawal Occurs	Charge as Percentage of Amount Withdrawn
1	6%
2	5
3	4
4	3
5	2
6	1
7 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

Amounts Not Subject to Surrender Charge.  In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent prior Contract

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Anniversary without incurring a surrender charge (the “10% withdrawal privilege”). (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawals in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Accumulated Value each withdrawal represents on the date the request is processed. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year. If you subsequently surrender your Contract during the Contract Year, we will apply a surrender charge to any partial withdrawals you’ve taken during the Contract Year.

Surrender Charge at the Retirement Date.  We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive a life contingent payment option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the charge that would apply based on the Table of Surrender Charges.

Waiver of Surrender Charge.  You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the first Contract Year if the Annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive Written Notice, before the Retirement Date, at our Home Office in order to activate this waiver.

Annual Administrative Charge

We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. (This charge is guaranteed not to exceed $45.) We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

We currently waive the annual administrative charge:

•	on the Contract Date with an initial premium payment of $50,000 or greater, or

•	if your Accumulated Value is $50,000 or greater on your most recent Contract Anniversary.

We may terminate this waiver at any time.

Transfer Processing Fee

We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is

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assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

Premium Taxes

Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.

Other Taxes

Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

PAYMENT OPTIONS

The accumulation phase of your Contract ends on the Retirement Date you select (see “DESCRIPTION OF ANNUITY CONTRACT—Proceeds on the Retirement Date”). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a payment option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Contract; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a payment option. Although tax consequences may vary depending on the payment option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a supplemental agreement to be issued for the payment option. The supplemental agreement will show the rights and benefits of the payee(s) under the payment option selected.

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or

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31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period will affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Options 1, 2 and 4 may not satisfy the minimum required distribution rules for Qualified Contracts. Please consult a tax advisor.

Description of Payment Options

Option 1—Interest Income.  The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Income For a Fixed Term.  The proceeds are paid in equal installments for a fixed number of years.

Option 3—Life Income Option With Term Certain.  The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for a specified number of years.

Option 4—Income for Fixed Amount.  The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

Option 5—Joint and Two-Thirds to Survivor Monthly Life Income.  The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

Option 6—Joint and One-Half to Surviving Spouse.  The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.

Option 7—Joint and 100% to Survivor Monthly Life Income Option.  The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

Alternate Payment Options.

The Company may make available alternative payment options.

Election of Payment Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant’s death, if a payment option is not in effect or if payment

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will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

We will initiate an election, revocation or change of a payment option upon receipt of Written Notice at our Home Office.

We have provided a brief description of the available payment options above. The term “effective date” means the date as of which the proceeds are applied to a payment option. The term “payee” means a person who is entitled to receive payment under a payment option.

Fixed Annuity Payments.  Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

•	the form and duration of the payment option chosen;

•	the payee’s age and sex;

•	the amount of proceeds applied to purchase the fixed annuity payments; and

•	the applicable annuity purchase rates.

We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

We reserve the right to refuse the election of a payment option and to make a lump sum payment to the payee if:

•	the total proceeds would be less than $2,000;

•	the amount of each payment would be less than $20; or

•	the payee is an assignee, estate, trustee, partnership, corporation, or association.

Under Option 1, the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

Variable Annuity Payments.  Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options 5 and 7. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:

•	the dollar amount of proceeds being applied to a payment option;

•	the payment option selected;

•	the age and sex of the Annuitant; and

•	the assumed interest rate used in the variable payment option tables (4% per year).

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time on a Business Day) by the annuity purchase rate for the

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selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

An “annuity unit” is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see “Variable Payment Options—Transfer of Annuity Units” below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a)	is the annuity unit value for the immediately preceding Valuation Period;

(b)	is the net investment factor for that Valuation Period (described below); and

(c)	is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 4% per year. The daily assumed interest factor derived from an assumed interest rate of 4% per year is 0.999893.

We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x)	is the net result of:

1.	the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.	the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.	the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

4.	any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount;

(y)	is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)	is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

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For variable annuity payments, we reserve the right to:

•	refuse the election of a payment option if total proceeds are less than $5,000;

•	refuse to make payments of less than $50 each; or

•	make payments at less frequent intervals if payments will be less than $50 each.

Variable Payment Options—Transfer of Annuity Units.  By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

Variable Payment Options—Surrenders.  Upon Written Notice, a payee may make a full surrender of the payments remaining in the guarantee period of a variable payment option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a payment option. The surrender value is equal to the commuted value of remaining payments in the guarantee period of a variable payment option.

The commuted value is the present value of the remaining stream of payments in the guarantee period of a variable payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. This means that if we receive your Written Notice to surrender prior to 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender at or after 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day.

We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX B for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

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The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option’s total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one-, five- and ten-year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to the standardized yield and average annual total return information noted above, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

Each Investment Option’s yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. (“Lipper”) and the Variable Annuity Research Data Service (“VARDS”) are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total

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return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice

Introduction

This discussion is based on the Company’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

A Contract may be purchased on a non-qualified basis (“Non-Qualified Contract”) or purchased and used in connection with plans qualifying for favorable tax treatment (“Qualified Contract”). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the “Code”). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company’s tax status. In addition, an individual must satisfy certain requirements in connection with:

•	purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

•	receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The

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following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements.  Section 817(h) of the Code provides that separate account investments must be “adequately diversified” in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Owner Control.  In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contract, we believe that the Owner of a Contract should not be treated as the owner of the assets of the Account. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner from being treated as the owner of the underlying assets of the Account.

Required Distributions.  In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

•

if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

•	if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner’s death. An Owner’s designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General.  Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be

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treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

Non-Natural Owner.  A non-natural Owner of an annuity Contract generally must include any excess of cash value over the “investment in the contract” as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

•	the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

•	the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

•	the Contract is issued in connection with certain Qualified Plans;

•	the Contract is purchased by an employer upon the termination of certain Qualified Plans;

•	the Contract is used in connection with a structured settlement agreement; or

•

the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Complete Surrenders.  Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant’s total accrued benefit or balance under the retirement plan. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual’s gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments.  Although tax consequences may vary depending on the payment option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

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Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract; or

•	if distributed under a payment option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

•	attributable to the taxpayer becoming disabled;

•

as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

•	made under certain annuities issued in connection with structured settlement agreements;

•

made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

•	any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

Account Charges.  It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals you should consult your tax adviser prior to selecting any optional benefit under the Contract.

Transfers, Assignments or Exchanges of a Contract

Certain tax consequences may result upon:

•	a transfer of ownership of a Contract;

•	the designation of an Annuitant, payee or other Beneficiary who is not also the owner;

•	the selection of certain Retirement Dates; or

•	the exchange of a Contract.

An Owner contemplating any of these actions should consult their tax adviser.

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Withholding

Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner’s tax status. The Owner generally can elect not to have withholding apply.

Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. For this purpose, an “eligible rollover distribution” is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to certain nontaxable distributions or if the Owner chooses a “direct rollover” from the plan to another tax-qualified plan, section 403(b) tax-sheltered annuity, IRA or governmental section 457 plan that agrees to separately account for rollover contributions.

Multiple Contracts

All non-qualified deferred annuity Contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Contracts

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

•	contributions in excess of specified limits;

•	distributions prior to age 59 1/2 (subject to certain exceptions);

•	distributions that do not conform to specified commencement and minimum distribution rules; and

•	other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a) and

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403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner’s (or plan participant’s) lifetime.

Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover.

If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Please consult your tax adviser.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans.  Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

Individual Retirement Annuities.  Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code or 100% of the amount of compensation includible in the Owner’s gross income and may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the Contract for use as any type of IRA. Individuals using the Contract in such a manner may want to consult their tax adviser.

SEP IRAs.  Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs.  Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring

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employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs.  Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

•	before age 59 1/2 (subject to certain exceptions); or

•	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Tax Sheltered Annuities.  Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee’s retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

•	death of the employee;

•	attainment of age 59 1/2;

•	severance of employment;

•	disability; or

•	financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

If your Contract was issued in connection with a qualified plan under Section 403(b) of the Code, starting January 1, 2009 we generally are required to confirm, with your plan sponsor or otherwise, that surrenders, partial withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other contracts or accounts you have under the qualified plan under Section 403(b) of the Code among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

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Death Benefits.  The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Restrictions under Qualified Contracts.  Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Possible Charge for the Company’s Taxes

The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.

Federal Estate Taxes.  While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of a Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

Generation-skipping Transfer Tax.  Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico.  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

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Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain Funds new to foreign jurisdictions to the extent permitted under Federal tax law.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) for the distribution and sale of the Contracts. EquiTrust Marketing may sell the Contracts through its registered representatives, or through other broker-dealers (“selling firms”) that have entered into selling agreements with EquiTrust Marketing.

EquiTrust Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Contract assets allocated to the Investment Option: Fidelity Variable Insurance Products Fund, VIP Mid Cap Portfolio; and Franklin Small-Mid Cap Growth Securities Fund, Franklin Small Cap Value Securities, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to EquiTrust Marketing for the sale of the Contracts by its registered representatives, as well as by selling firms. The maximum commissions payable for Contract sales will be 6% of the premiums paid under a Contract during the first Contract Year, 4.5% of the premiums paid in the second through sixth Contract Years and 1.25% of the premiums paid in the seventh and subsequent Contract Years.

Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their managers); deferred compensation and insurance benefits of registered representatives; registered representative training allowances; agency expense allowances; advertising expenses and all other expenses of distributing the Contracts. These distribution expenses do not result in any additional charges against the Contracts that are not described under “CHARGES AND DEDUCTIONS.”

Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they and their managers are also eligible for various cash benefits such as bonuses, insurance benefits and financing arrangements such as loans and advances, and non-cash compensation items that we may provide jointly with EquiTrust Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, EquiTrust Marketing’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. EquiTrust Marketing’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

48

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Contract.

Under the Public Disclosure Program, the Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account the, ability of EquiTrust Marketing to perform its contract with the Account, or the ability of the Company to meet its obligations under the Contract.

VOTING RIGHTS

To the extent required by law, the Company will vote Fund shares held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of contract owners determining the outcome of a vote.

49

FINANCIAL STATEMENTS

The audited balance sheets of the Company as of December 31, 2008 and 2007, and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008 and the financial statement schedules, as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information. Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2008 and the related statements of operations and changes in net assets the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

Investment Company Act of 1940, File Number 811-08967

50

APPENDIX A

Condensed Financial Information

The Account commenced operations on December 1, 1998; however, no premiums were received until December 18, 1998. The information presented below reflects the accumulation unit information for the Subaccounts for the one-year periods ended on December 31.

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Appreciation Portfolio
1998	$10.000000	$10.037471	24.018000
1999	$10.037471	$11.023159	173,421.184779
2000	$11.023159	$10.815328	317,644.455466
2001	$10.815328	$9.671767	410,948.405236
2002	$9.671767	$7.943146	407,038.858535
2003	$7.943146	$9.492016	404,169.530371
2004	$9.492016	$9.833018	393,749.385959
2005	$9.833018	$10.122018	323,317.131990
2006	$10.122018	$11.628539	274,645.786514
2007	$11.628539	$12.285463	234,226.179008
2008	$12.285463	$8.534760	206,997.985325
Developing Leaders Portfolio
1998	$10.000000	$10.417346	30.023000
1999	$10.417346	$12.409304	37,187.790687
2000	$12.409304	$14.151470	133,441.957476
2001	$14.151470	$13.101536	182,657.378695
2002	$13.101536	$10.448995	196,984.102755
2003	$10.448995	$13.572139	192,118.870349
2004	$13.572139	$14.903803	189,832.055133
2005	$14.903803	$15.551962	169,561.117304
2006	$15.551962	$15.917616	150,916.340311
2007	$15.917616	$13.959553	112,453.738515
2008	$13.959553	$8.591164	101,402.220891
Dreyfus Growth and Income Portfolio
1998	$10.000000	$10.000000	10.000000
1999	$10.000000	$11.583531	41,962.890993
2000	$11.583531	$11.061794	140,155.840129
2001	$11.061794	$10.370179	172,147.015490
2002	$10.370179	$7.561775	173,033.024904
2003	$7.561775	$9.439379	174,052.703235
2004	$9.439379	$10.004047	160,003.361576
2005	$10.004047	$10.197001	146,531.884624
2006	$10.197001	$11.517059	124,083.967325
2007	$11.517059	$12.316841	113,654.468032
2008	$12.316841	$7.237071	84,459.642209

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
International Equity Portfolio
1998	$10.000000	$10.000000	0.000000
1999	$10.000000	$15.535331	5,370.943878
2000	$15.535331	$12.882814	59,695.445970
2001	$12.882814	$8.995439	75,413.570244
2002	$8.995439	$7.456744	77,380.157236
2003	$7.456744	$10.509029	73,672.338147
2004	$10.509029	$12.912223	66,749.223084
2005	$12.912223	$14.613899	66,632.072803
2006	$14.613899	$17.774938	74,284.022741
2007	$17.774938	$20.531198	80,406.442477
2008	$20.531198	$11.697498	66,213.039278
Blue Chip Portfolio
1998	$10.000000	$10.000000	0.000000
1999	$10.000000	$11.493125	168,478.748352
2000	$11.493125	$10.368373	328,469.024783
2001	$10.368373	$9.069651	382,493.328679
2002	$9.069651	$7.237797	375,881.429001
2003	$7.237797	$8.972591	334,431.917059
2004	$8.972591	$9.385771	328,711.154358
2005	$9.385771	$9.468226	307,240.588895
2006	$9.468226	$10.965944	277,856.504898
2007	$10.965944	$11.515425	252,912.492370
2008	$11.515425	$7.912904	214,548.751906
High Grade Bond Portfolio
1998	$10.000000	$10.000000	0.000000
1999	$10.000000	$9.811321	39,060.113882
2000	$9.811321	$10.754179	63,029.681162
2001	$10.754179	$11.570812	116,452.409042
2002	$11.570812	$12.366811	145,219.209406
2003	$12.366811	$12.858737	148,448.756045
2004	$12.858737	$13.226099	153,401.702141
2005	$13.226099	$13.390231	153,521.725185
2006	$13.390231	$13.837576	149,940.140872
2007	$13.837576	$14.394446	153,533.473728
2008	$14.394446	$13.971576	130,016.613855
Managed Portfolio(1)
2001	$10.000000	$10.073024	2,478.725306
2002	$10.073024	$9.755357	39,042.674460
2003	$9.755357	$11.807988	68,219.014510
2004	$11.807988	$12.644241	95,861.006313
2005	$12.644241	$13.035531	107,857.879001
2006	$13.035531	$14.398843	113,175.754824
2007	$14.398843	$15.032709	101,753.930637
2008	$15.032709	$11.868726	76,619.047673

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Money Market Portfolio
1998	$10.000000	$10.010155	2,675.156157
1999	$10.010155	$10.323106	30,705.110011
2000	$10.323106	$10.783237	35,827.049130
2001	$10.783237	$11.010992	56,393.887568
2002	$11.010992	$10.985439	58,687.932385
2003	$10.985439	$10.890451	45,386.115696
2004	$10.890451	$10.819370	23,024.150271
2005	$10.819370	$10.937615	25,704.194335
2006	$10.937615	$11.265241	17,014.323876
2007	$11.265241	$11.632936	119,784.468629
2008	$11.632936	$11.690972	92,461.525985
Strategic Yield Portfolio
1998	$10.000000	$10.000000	0.000000
1999	$10.000000	$9.838194	19,166.958767
2000	$9.838194	$9.998590	33,679.284997
2001	$9.998590	$10.770302	61,402.315327
2002	$10.770302	$11.201480	76,315.410431
2003	$11.201480	$12.369457	83,450.202269
2004	$12.369457	$13.289616	94,187.124252
2005	$13.289616	$13.534861	93,341.474701
2006	$13.534861	$14.255579	91,718.642761
2007	$14.255579	$14.558521	83,300.760178
2008	$14.558521	$12.765449	78,180.509540
Value Growth Portfolio
1998	$10.000000	$10.137670	18.014000
1999	$10.137670	$9.355808	21,916.506039
2000	$9.355808	$10.772759	30,682.870776
2001	$10.772759	$11.365464	58,894.478368
2002	$11.365464	$10.039024	72,087.542116
2003	$10.039024	$12.939094	76,306.402309
2004	$12.939094	$14.232837	77,560.993967
2005	$14.232837	$14.937622	81,553.962934
2006	$14.937622	$16.511744	75,704.341276
2007	$16.511744	$17.140267	72,450.849055
2008	$17.140267	$11.778949	78,424.545614

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Equity Income Portfolio
1998	$10.000000	$10.000000	0.000000
1999	$10.000000	$10.390415	41,021.894274
2000	$10.390415	$11.654082	59,148.442406
2001	$11.654082	$11.660692	96,750.972301
2002	$11.660692	$9.990315	119,966.108231
2003	$9.990315	$12.365653	128,009.354873
2004	$12.365653	$14.014985	144,971.176381
2005	$14.014985	$14.364229	184,034.123447
2006	$14.364229	$16.855599	194,342.187076
2007	$16.855599	$17.164430	191,504.103414
2008	$17.164430	$10.813989	153,863.031450
International Stock Portfolio
1998	$10.000000	$10.000000	0.000000
1999	$10.000000	$13.100697	12,483.719064
2000	$13.100697	$10.648447	40,508.420430
2001	$10.648447	$8.166973	46,127.940447
2002	$8.166973	$6.580261	44,385.615422
2003	$6.580261	$8.470449	45,602.242850
2004	$8.470449	$9.504173	42,243.856028
2005	$9.504173	$10.876978	55,945.803866
2006	$10.876978	$12.777689	53,238.561130
2007	$12.777689	$14.244795	47,749.043627
2008	$14.244795	$7.204900	34,404.323239
Mid-Cap Growth Portfolio
1998	$10.000000	$10.444654	18.014000
1999	$10.444654	$12.591091	67,235.432249
2000	$12.591091	$13.511767	164,231.316566
2001	$13.511767	$13.201812	207,945.873197
2002	$13.201812	$10.252220	207,894.785732
2003	$10.252220	$13.994443	198,191.399313
2004	$13.994443	$16.334060	192,587.432388
2005	$16.334060	$18.484721	167,179.994756
2006	$18.484721	$19.441813	145,908.880336
2007	$19.441813	$22.532703	123,547.759613
2008	$22.532703	$13.385401	104,177.351719

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
New America Growth Portfolio
1998	$10.000000	$10.420677	30.023000
1999	$10.420677	$11.525440	64,623.697111
2000	$11.525440	$10.218628	135,982.793167
2001	$10.218628	$8.882821	153,918.754510
2002	$8.882821	$6.278805	158,858.870843
2003	$6.278805	$8.366949	147,428.788037
2004	$8.366949	$9.149826	147,474.586386
2005	$9.149826	$9.427736	138,948.500164
2006	$9.427736	$9.980233	128,000.589434
2007	$9.980233	$11.198545	100,064.868187
2008	$11.198545	$6.819618	82,200.618447
Personal Strategy Balanced Portfolio
1998	$10.000000	$10.000000	0.000000
1999	$10.000000	$10.603854	53,568.419363
2000	$10.603854	$11.066274	102,663.516754
2001	$11.066274	$10.649452	156,659.285518
2002	$10.649452	$9.682638	197,581.437869
2003	$9.682638	$11.918430	206,795.585395
2004	$11.918430	$13.258890	225,874.654456
2005	$13.258890	$13.917320	224,699.161753
2006	$13.917320	$15.353849	217,620.300096
2007	$15.353849	$16.294012	200,881.598626
2008	$16.294012	$11.266242	167,414.571666
VP Ultra Fund(1)
2001	$10.000000	$10.253013	673.169916
2002	$10.253013	$7.814428	18,967.998849
2003	$7.814428	$9.626059	27,132.128317
2004	$9.626059	$10.506839	31,857.616103
2005	$10.506839	$10.586470	35,582.995439
2006	$10.586470	$10.098605	31,689.511001
2007	$10.098605	$12.052521	21,105.700798
2008	$12.052521	$6.954436	8,207.484021
VP Vista Fund(1)
2001	$10.000000	$10.069107	620.403596
2002	$10.069107	$7.972835	8,399.501160
2003	$7.972835	$11.183830	18,303.213114
2004	$11.183830	$12.752744	24,817.479465
2005	$12.752744	$13.601267	30,210.442670
2006	$13.601267	$14.624030	31,725.330501
2007	$14.624030	$20.161498	31,009.730109
2008	$20.161498	$10.214047	23,200.644843

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Contrafund Portfolio(1)
2001	$10.000000	$10.326495	6,197.546339
2002	$10.326495	$9.231577	20,512.567698
2003	$9.231577	$11.696917	58,445.762141
2004	$11.696917	$13.321604	88,809.193552
2005	$13.321604	$15.364815	140,031.200201
2006	$15.364815	$16.930534	183,801.685528
2007	$16.930534	$19.634730	197,882.064785
2008	$19.634730	$11.129839	174,821.468917
Growth Portfolio(1)
2001	$10.000000	$10.083898	5,398.731582
2002	$10.083898	$6.949450	29,213.857671
2003	$6.949450	$9.105467	42,214.345043
2004	$9.105467	$9.282819	52,032.049730
2005	$9.282819	$9.686095	50,303.367014
2006	$9.686095	$10.207707	43,522.268968
2007	$10.207707	$12.782182	40,893.119798
2008	$12.782182	$6.658473	32,500.539703
Growth & Income Portfolio(1)
2001	$10.000000	$9.919009	1,928.401314
2002	$9.919009	$8.156104	11,799.540898
2003	$8.156104	$9.956164	30,076.628903
2004	$9.956164	$10.387661	36,469.923079
2005	$10.387661	$11.027198	33,133.062329
2006	$11.027198	$12.309519	29,014.948752
2007	$12.309519	$13.611256	28,468.456880
2008	$13.611256	$7.8245546	27,178.327899
Index 500 Portfolio(1)
2001	$10.000000	$10.045247	7,214.987295
2002	$10.045247	$7.701449	49,298.130454
2003	$7.701449	$9.753435	108,627.584084
2004	$9.753435	$10.639930	117,118.198239
2005	$10.639930	$10.999758	129,956.113562
2006	$10.999758	$12.555814	133,583.564712
2007	$12.555814	$13.055345	127,747.926728
2008	$13.055345	$8.110706	121,504.657216
MidCap Portfolio(1)
2001	$10.000000	$10.435314	1,689.154760
2002	$10.435314	$9.259562	16,658.239942
2003	$49.259562	$412.627159	27,774.360556
2004	$12.627159	$415.525209	36,811.028576
2005	$415.525209	$18.071930	60,998.205060
2006	$18.071930	$20.036606	78,774.687315
2007	$20.036606	$22.791362	93,797.553622
2008	$22.791362	$13.573303	87,034.249552

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Overseas Portfolio(1)
2001	$10.000000	$10.000000	0.000000
2002	$10.000000	$8.117795	6,735.881094
2003	$8.117795	$11.478474	15,387.962211
2004	$11.478474	$12.863958	16,026.841586
2005	$12.863958	$15.104205	15,985.277106
2006	$15.104205	$17.592416	16,926.017743
2007	$17.592416	$20.355078	21,401.663166
2008	$20.355078	$11.278889	18,366,814566
Small-Mid Cap Growth Portfolio(1)
2001	$10.000000	$10.322794	29.479422
2002	$10.322794	$7.260159	11,391.580524
2003	$7.260159	$9.828015	21,497.865497
2004	$9.828015	$10.805122	30,180.044770
2005	$10.805122	$11.166911	31,582.945416
2006	$11.166911	$11.971860	32,744.381420
2007	$11.971860	$13.133702	32,602.474421
2008	$13.133702	$7.447543	32,694.149520
Small Cap Value Securities Fund(1)
2001	$10.000000	$10.706055	203.224256
2002	$10.706055	$9.580438	8,906.531524
2003	$9.580438	$12.484986	23,973.669339
2004	$12.484986	$15.238233	22,541.608394
2005	$15.238233	$16.347124	29,663.307474
2006	$16.347124	$18.862636	37,702.741277
2007	$18.862636	$18.157960	46,626.032931
2008	$18.157960	$11.995208	43,669.274978
U.S. Government Fund(1)
2001	$10.000000	$9.861717	889.254913
2002	$9.861717	$10.677015	19,701.370973
2003	$10.677015	$10.762875	41,766.340954
2004	$10.762875	$10.982961	52,306.809804
2005	$10.982961	$11.092315	45,302.641715
2006	$11.092315	$11.379321	57,390.831358
2007	$11.379321	$11.963284	69,835.262029
2008	$11.963284	$12.693477	61,222.066329
Mutual Shares Securities Fund(1)
2001	$10.000000	$10.113196	1,250.608551
2002	$10.113196	$8.794970	7,872.951470
2003	$8.794970	$10.855972	13,558.512331
2004	$10.855972	$12.058937	15,183.278963
2005	$12.058937	$13.148661	18,050.409389
2006	$13.148661	$15.352936	19,302.529154
2007	$15.352936	$15.667275	23,923.054810
2008	$15.667275	$9.715828	27,367.203399

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Growth Securities Fund(1)
2001	$10.000000	$9.879791	365.666644
2002	$9.879791	$7.941113	15,636.435358
2003	$7.941113	$10.348675	28,533.992154
2004	$10.348675	$11.841917	33,960.617928
2005	$11.841917	$12.714170	39,376.101531
2006	$12.714170	$15.276005	40,386.184949
2007	$15.276005	$15.419494	39,527.753883
2008	$15.419494	$8.769010	35,989.506589
Mid-Cap Value Portfolio(1)
2001	$10.000000	$10.421702	33.461904
2002	$10.421702	$10.364177	13,915.573009
2003	$10.364177	$13.250973	24,032.800344
2004	$13.250973	$15.821646	33,131.874619
2005	$15.821646	$17.042284	36,196.136365
2006	$17.042284	$19.640124	36,116.047199
2007	$19.640124	$19.842813	47,541.440445
2008	$19.842813	$13.070051	41,966.311739
Small Cap Core Portfolio(1)(2)
2001	$10.000000	$10.582331	305.070790
2002	$10.582331	$8.176589	5,993.317284
2003	$8.176589	$10.966570	17,159.600182
2004	$10.966570	$13.755358	25,757.951417
2005	$13.755358	$14.029893	22,656.168038
2006	$14.029893	$15.915354	25,815.943700
2007	$15.915354	$14.804106	19,211.959237
2008	$14.804106	$9.930076	12,829.020756
Russell 2000 Small Cap Index Portfolio(1)
2001	$10.000000	$10.802967	6,906.043624
2002	$10.802967	$8.410247	28,908.569485
2003	$8.410247	$12.129480	43,308.958403
2004	$12.129480	$14.080824	52,875.339013
2005	$14.080824	$14.445136	59,330.248802
2006	$14.445136	$16.756396	60,730.247819
2007	$16.756396	$16.160051	59,847.166845
2008	$16.160051	$10.524361	52,606.911756

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
S&P MidCap 400 Index Portfolio(1)
2001	$10.000000	$10.502362	5,722.154526
2002	$10.502362	$8.788222	24,679.296688
2003	$8.788222	$11.679662	43,229.910231
2004	$11.679662	$13.334805	55,260.994910
2005	$13.334805	$14.723356	63,747.999187
2006	$14.723356	$15.933690	62,471.780799
2007	$15.933690	$16.873370	43,932.931544
2008	$16.873370	$10.544194	41,048.840598

(1)	Available October 1, 2001.
(2)	The Accumulation Unit Value information for the periods noted is based upon the subaccount’s investment on the Small Company Portfolio prior to the date of the merger of the Small Company Portfolio with Small Cap Core Portfolio, which merger occurred on or about April 25, 2009.

APPENDIX B

Calculating Variable Annuity Payments

The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental agreement issued for proceeds from a hypothetical Contract.

What the Chart Illustrates.  The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return.  The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.09%, 6.17%, 9.09%, and 12.00%. Net of all expenses, these constant returns are: (2.17)%, 0.92%, 4.00%, 6.92%, and 9.83%. The first variable annuity payment for each year reflects the 4% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.77% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table beginning on page 7. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount’s average daily net assets.

The first monthly variable annuity payments depicted in the chart are based on hypothetical supplemental agreements and hypothetical investment results and are not projections or indications of future results. The Company does not guarantee or even suggest that any Subaccount, Contract or agreement issued by it would generate these or similar monthly payments for any period of time. The chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual supplemental agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount’s investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected and for the life contingent options, upon the life of the payee. See the Prospectus section titled “PAYMENT OPTIONS—Election of Payment Options and Annuity Payments.”

Assumptions on Which the Hypothetical Supplemental Agreement and Contract are Based.  The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

•	The hypothetical Contract is a Non-Qualified Contract;

•	The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract;

•	The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount;

•	The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.09%, 6.17%, 9.09%, and 12.00%;

•	Assumed Interest Rate is 4% per year;

•	The payee elects to receive monthly variable annuity payments; and

•	The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000

For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see “PAYMENT OPTIONS.”

Assumed Interest Rate.  Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 4%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see “PAYMENT OPTIONS.”

The $1,000 Initial Monthly Variable Annuity Payment.  The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

•	the amount of proceeds applied;

•	the annuity payment option selected;

•	the annuity purchase rates in the supplemental agreement on the effective date;

•	the Assumed Interest Rate under the supplemental agreement on the effective date;

•	the age of the payee; and

•	in most cases, the sex of the payee.

For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see “PAYMENT OPTIONS.” For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 4% net Assumed Interest Rate.

Initial Monthly Payments for Each Year Shown, Assuming a Constant Rate of Return under Alternative Investment Scenarios

(to be updated by amendment)

Contract Year	0.00% Gross –2.17% Net	3.09% Gross 0.92% Net	6.17% Gross 4.00% Net	9.09% Gross 6.92% Net	12.00% Gross 9.83% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	941	970	1,000	1,028	1,056
3	885	942	1,000	1,057	1,115
4	832	914	1,000	1,087	1,178
5	783	887	1,000	1,117	1,244
6	737	860	1,000	1,148	1,314
7	693	835	1,000	1,181	1,387
8	652	810	1,000	1,214	1,465
9	613	786	1,000	1,248	1,547
10	577	763	1,000	1,283	1,634
11	542	740	1,000	1,319	1,725
12	510	718	1,000	1,356	1,822
13	480	697	1,000	1,394	1,924
14	452	677	1,000	1,433	2,032
15	425	656	1,000	1,474	2,146
16	400	637	1,000	1,515	2,266
17	376	618	1,000	1,557	2,393
18	354	600	1,000	1,601	2,527
19	333	582	1,000	1,646	2,669
20	313	565	1,000	1,692	2,819
21	294	548	1,000	1,740	2,977
22	277	532	1,000	1,789	3,144
23	260	516	1,000	1,839	3,320
24	245	501	1,000	1,891	3,506
25	230	486	1,000	1,944	3,703

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

Tear at perforation

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

STATEMENT OF ADDITIONAL INFORMATION

EQUITRUST LIFE INSURANCE COMPANY

5400 University Avenue

West Des Moines, Iowa 50266

888-349-4656

EQUITRUST LIFE ANNUITY ACCOUNT II

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the “Contract”) offered by EquiTrust Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address shown above or calling us at the phone number shown above.

May 1, 2009

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT THE COMPANY

One hundred percent of the outstanding voting shares of the Company are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 2008, Iowa Farm Bureau Federation owned shares of various classes representing 65.10% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of Farm Bureau Life Insurance Company voting shares.

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.

ADDITIONAL CONTRACT PROVISIONS

The Contract

The Contract includes the basic Contract, the application, any supplemental applications and any endorsements or additional benefit riders or agreements. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability

We will not contest the Contract from its Contract Date.

Misstatement of Age or Sex

If the age or sex of the Annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.

Nonparticipation

The Contracts are not eligible for dividends and will not participate in the Company’s divisible surplus.

CALCULATION OF YIELDS AND TOTAL RETURNS

The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed in accordance with the standards defined by the SEC or be accompanied by performance data computed in such manner.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the

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value of a hypothetical account under a Contract with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•	net income from the Investment Option attributable to the hypothetical account and

•	charges and deductions imposed under the Contract attributable to the hypothetical account.

The charges and deductions include per unit charges for the hypothetical account for:

•	the annual administrative charge and

•	the mortality and expense risk charge.

For purposes of calculating current yields for a Contract, an average per unit administrative charge is used based on the $40 administrative charge deducted at the beginning of each Contract Year. Current and effective yields will be calculated according to the SEC prescribed formulas set forth below:

Current Yield = ((NCS – ES)/UV) x (365/7)

Where:

NCS	=	the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=	the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and should not act as an indication or representation of future yields or rates of return. The actual yield is affected by:

•	changes in interest rates on money market securities,

•	the average portfolio maturity of the Money Market Investment Option,

•	the quality of portfolio securities held by this Investment Option, and

•	the operating expenses of the Money Market Investment Option.

Yields may also be presented for other periods of time.

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Other Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

The yield calculated according to the SEC prescribed formula set forth below is:

Yield	=	2 x ((((NI – ES)/(U x UV)) + 1) [6] – 1)

Where:

NI	=	net investment income of the Investment Option for the 30-day or one-month period attributable to the shares owned by the Subaccount.

ES	=	expenses of the Subaccount for the 30-day or one-month period.

U	=	the average daily number of accumulation units outstanding during the period.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

The yield for each Subaccount normally will fluctuate over time and should not act as an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

The surrender charge is not considered in the yield calculation.

Average Annual Total Returns

Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one-, five- and ten-year periods. Average annual total returns may also be disclosed for other periods of time.

Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

Adjusted historic average annual total returns are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the SEC prescribed formula set forth below:

TR	=	(ERV/P)1/N – 1

Where:

TR	=	the average annual total return net of Subaccount recurring charges.

ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

3

Investment Option Performance.  Each Subaccount may also advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.

The actual Subaccount total return information and the adjusted historic average total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For actual Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For adjusted historic average total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

Other Total Returns

In addition to the standardized yield and average annual total return information noted above, advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR	=	(ERV/P) – 1

Where:

CTR	=	The cumulative total return net of subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Effect of the Administrative Charge on Performance Data

We may apply an annual administrative charge of $40 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. (For Contracts issued prior to May 1, 2006, the annual administrative charge is $30). (This charge is guaranteed not to exceed $45.) This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CONTRACTS

EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) is responsible for distributing the Contracts pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Contracts. EquiTrust Marketing, a Delaware corporation organized in 1970 and a wholly owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering. We intend to recoup commissions and

4

other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account.

EquiTrust Marketing may sell the Contract through its registered representatives, who must be licensed as insurance agents and appointed by the Company. EquiTrust Marketing also may enter into selling agreements with other broker-dealers (“selling firms”) and compensate those selling firms up to the amount disclosed in the Prospectus for their services.

EquiTrust Marketing received sales compensation with respect to the Contracts in the following amounts during the periods indicated.

Fiscal Year	Aggregate Amount of Commissions Paid to EquiTrust Marketing*	Aggregate Amount of Commissions Retained by EquiTrust Marketing After Payments to its Registered Representatives
2008	$72,819	$14,713
2007	$125,634	$26,811
2006	$159,742	$25,127

* Includes sales compensation paid to registered representatives of EquiTrust Marketing.

Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their managers); deferred compensation and insurance benefits of registered representatives; registered representative training allowances; agency expense allowances; advertising expenses and all other expenses of distributing the Contracts.

LEGAL MATTERS

All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts, have been passed upon by David A. McNeill, Esquire, Vice President and General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The Account’s statements of assets and liabilities as of December 31, 2008 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements and the balance sheets of the Company at December 31, 2008 and 2007 and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309 as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

5

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Company’s financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Participants

EquiTrust Life Insurance Company

We have audited the accompanying statements of assets and liabilities of EquiTrust Life Annuity Account II (the Account), comprising the subaccounts listed in Note 1, as of December 31, 2008, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the EquiTrust Life Annuity Account II at December 31, 2008, and the results of their operations and changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa

April 18, 2009

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	American Century Variable Portfolios, Inc.*				Dreyfus Variable Investment Fund*

	American Century Mid Cap Value Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount

Assets
Investments in shares of mutual funds, at market	$25,244	$129,882	$55,288	$236,972	$1,766,678	$871,163	$611,240	$774,527
Receivable from EquiTrust Life Insurance Company	168	—	—	—	—	—	—	—
Receivable for investments sold	—	168	71	310	2,258	1,011	792	756

Total assets	25,412	130,050	55,359	237,282	1,768,936	872,174	612,032	775,283

Liabilities
Payable to EquiTrust Life Insurance Company	—	168	71	310	2,258	1,011	792	756
Payable for investments purchased	168	—	—	—	—	—	—	—

Total liabilities	168	168	71	310	2,258	1,011	792	756

Net assets	$25,244	$129,882	$55,288	$236,972	$1,766,678	$871,163	$611,240	$774,527

Net Assets
Accumulation units	$25,244	$129,882	$37,997	$236,972	$1,764,222	$871,163	$611,240	$774,527
Contracts in annuitization period	—	—	17,291	—	2,456	—	—	—

Total net assets	$25,244	$129,882	$55,288	$236,972	$1,766,678	$871,163	$611,240	$774,527

Investments in shares of mutual funds, at cost	$36,684	$206,716	$74,398	$352,259	$2,116,758	$1,633,375	$944,338	$1,056,579
Shares of mutual funds owned	2,581.18	21,432.75	11,813.74	22,003.02	61,173.07	45,826.57	46,061.83	60,747.21
Accumulation units outstanding	3,673.35	18,676.21	5,640.73	23,200.64	206,710.26	101,402.22	84,459.64	66,213.04
Accumulation unit value	$6.87	$6.95	$6.74	$10.21	$8.53	$8.59	$7.24	$11.70
Annuitized units outstanding	—	—	2,566.75	—	287.73	—	—	—
Annuitized unit value	$—	$—	$6.74	$—	$8.53	$—	$—	$—

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*						Fidelity® Variable Insurance Products Funds*

	Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount	Value Growth Subaccount	Contrafund Subaccount

Assets
Investments in shares of mutual funds, at market	$36,291	$1,697,704	$1,816,537	$909,371	$1,080,965	$998,009	$923,759	$1,945,735
Receivable from EquiTrust Life Insurance Company	—	—	—	—	—	—	—	—
Receivable for investments sold	47	2,196	2,389	1,089	1,424	1,400	1,207	1,977

Total assets	36,338	1,699,900	1,818,926	910,460	1,082,389	999,409	924,966	1,947,712

Liabilities
Payable to EquiTrust Life Insurance Company	47	2,196	2,389	1,089	1,424	1,400	1,207	1,977
Payable for investments purchased	—	—	—	—	—	—	—	—

Total liabilities	47	2,196	2,389	1,089	1,424	1,400	1,207	1,977

Net assets	$36,291	$1,697,704	$1,816,537	$909,371	$1,080,965	$998,009	$923,759	$1,945,735

Net Assets
Accumulation units	$36,291	$1,696,510	$1,816,537	$891,535	$1,080,965	$880,173	$923,759	$1,931,452
Contracts in annuitization period	—	1,194	—	17,836	—	117,836	—	14,283

Total net assets	$36,291	$1,697,704	$1,816,537	$909,371	$1,080,965	$998,009	$923,759	$1,945,735

Investments in shares of mutual funds, at cost	$44,458	$1,981,901	$1,945,283	$1,150,553	$1,080,965	$1,205,040	$1,187,937	$3,728,290
Shares of mutual funds owned	1,841.23	58,723.76	191,820.17	76,225.53	1,080,965.14	133,781.41	94,261.09	126,428.52
Accumulation units outstanding	5,346.75	214,397.88	130,016.61	75,116.29	92,461.53	68,949.63	78,424.55	173,538.13
Accumulation unit value	$6.79	$7.91	$13.97	$11.87	$11.69	$12.77	$11.78	$11.13
Annuitized units outstanding	—	150.87	—	1,502.76	—	9,230.88	—	1,283.34
Annuitized unit value	$—	$7.91	$—	$11.87	$—	$12.77	$—	$11.13

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Fidelity® Variable Insurance Products Funds*						Franklin Templeton Variable Insurance Products Trust*

	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount

Assets
Investments in shares of mutual funds, at market	$216,404	$212,658	$73,998	$985,489	$1,181,342	$207,157	$161,458	$523,822
Receivable from EquiTrust Life Insurance Company	—	—	—	—	—	—	—	—
Receivable for investments sold	283	278	95	1,266	1,278	260	206	552

Total assets	216,687	212,936	74,093	986,755	1,182,620	207,417	161,664	524,374

Liabilities
Payable to EquiTrust Life Insurance Company	283	278	95	1,266	1,278	260	206	552
Payable for investments purchased	—	—	—	—	—	—	—	—

Total liabilities	283	278	95	1,266	1,278	260	206	552

Net assets	$216,404	$212,658	$73,998	$985,489	$1,181,342	$207,157	$161,458	$523,822

Net Assets
Accumulation units	$216,404	$212,658	$73,998	$985,489	$1,181,342	$207,157	$161,458	$523,822
Contracts in annuitization period	—	—	—	—	—	—	—	—

Total net assets	$216,404	$212,658	$73,998	$985,489	$1,181,342	$207,157	$161,458	$523,822

Investments in shares of mutual funds, at cost	$308,567	$340,164	$114,468	$1,396,930	$2,052,669	$365,838	$355,555	$852,702
Shares of mutual funds owned	9,196.94	24,193.18	19,022.65	9,935.36	65,195.49	17,021.96	15,217.50	49,651.38
Accumulation units outstanding	32,500.54	27,178.33	6,433.71	121,504.66	87,034.25	18,366.81	18,610.89	43,669.27
Accumulation unit value	$6.66	$7.82	$11.50	$8.11	$13.57	$11.28	$8.68	$12.00
Annuitized units outstanding	—	—	—	—	—	—	—	—
Annuitized unit value	$—	$—	$—	$—	$—	$—	$—	$—

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc.— Pinnacle Series*

	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount

Assets
Investments in shares of mutual funds, at market	$243,491	$777,121	$265,895	$315,592	$548,502	$127,393	$35,740	$553,654
Receivable from EquiTrust Life Insurance Company	—	—	—	—	—	—	—	—
Receivable for investments sold	259	1,386	345	390	477	111	37	604

Total assets	243,750	778,507	266,240	315,982	548,979	127,504	35,777	554,258

Liabilities
Payable to EquiTrust Life Insurance Company	259	1,386	345	390	477	111	37	604
Payable for investments purchased	—	—	—	—	—	—	—	—

Total liabilities	259	1,386	345	390	477	111	37	604

Net assets	$243,491	$777,121	$265,895	$315,592	$548,502	$127,393	$35,740	$553,654

Net Assets
Accumulation units	$243,491	$777,121	$246,849	$315,592	$548,502	$127,393	$35,740	$553,654
Contracts in annuitization period	—	—	19,046	—	—	—	—	—

Total net assets	$243,491	$777,121	$265,895	$315,592	$548,502	$127,393	$35,740	$553,654

Investments in shares of mutual funds, at cost	$422,090	$743,676	$416,346	$557,664	$850,781	$216,680	$48,650	$915,001
Shares of mutual funds owned	20,722.65	59,824.55	22,571.74	38,486.87	28,990.58	12,946.46	2,149.13	13,700.92
Accumulation units outstanding	32,694.15	61,222.07	25,406.91	35,989.51	41,966.31	12,829.02	5,381.16	52,606.91
Accumulation unit value	$7.45	$12.69	$9.72	$8.77	$13.07	$9.93	$6.64	$10.52
Annuitized units outstanding	—	—	1,960.29	—	—	—	—	—
Annuitized unit value	$—	$—	$9.72	$—	$—	$—	$—	$—

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Summit Mutual Funds, Inc.— Pinnacle Series*	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*

	S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount

Assets
Investments in shares of mutual funds, at market	$432,827	$1,663,873	$1,394,456	$560,577	$1,886,133	$247,880
Receivable from EquiTrust Life Insurance Company	—	—	—	—	—	—
Receivable for investments sold	523	1,805	1,358	702	2,411	259

Total assets	433,350	1,665,678	1,395,814	561,279	1,888,544	248,139

Liabilities
Payable to EquiTrust Life Insurance Company	523	1,805	1,358	702	2,411	259
Payable for investments purchased	—	—	—	—	—	—

Total liabilities	523	1,805	1,358	702	2,411	259

Net assets	$432,827	$1,663,873	$1,394,456	$560,577	$1,886,133	$247,880

Net Assets
Accumulation units	$432,827	$1,662,139	$1,392,333	$560,577	$1,886,133	$247,880
Contracts in annuitization period	—	1,734	2,123	—	—	—

Total net assets	$432,827	$1,663,873	$1,394,456	$560,577	$1,886,133	$247,880

Investments in shares of mutual funds, at cost	$699,632	$2,635,182	$2,141,062	$779,242	$2,507,244	$446,098
Shares of mutual funds owned	10,716.19	116,030.20	100,392.78	43,932.35	148,514.42	30,082.49
Accumulation units outstanding	41,048.84	153,702.70	104,018.78	82,200.62	167,414.57	34,404.32
Accumulation unit value	$10.54	$10.81	$13.39	$6.82	$11.27	$7.20
Annuitized units outstanding	—	160.33	158.57	—	—	—
Annuitized unit value	$—	$10.81	$13.39	$—	$—	$—

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS

Year Ended December 31, 2008

	American Century Variable Portfolios, Inc.*				Dreyfus Variable Investment Fund*

	American Century Mid Cap Value Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount

Income:
Dividends	$29	$—	$1,294	$—	$47,781	$11,411	$6,205	$24,419
Expenses:
Mortality and expense risk	(411)	(2,735)	(800)	(6,592)	(32,829)	(17,526)	(13,879)	(18,058)

Net investment income (loss)	(382)	(2,735)	494	(6,592)	14,952	(6,115)	(7,674)	6,361

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(390)	(34)	(9,389)	43,212	14,232	(70,585)	(389)	171,482
Realized gain distributions	—	32,168	6,872	24,350	177,987	68,374	135,101	44,960

Total realized gain (loss) on investments	(390)	32,134	(2,517)	67,562	192,219	(2,211)	134,712	216,442

Change in unrealized appreciation (depreciation) of investments	(7,714)	(130,032)	(15,679)	(331,364)	(1,029,836)	(555,765)	(612,825)	(878,199)

Net increase (decrease) in net assets from operations	$(8,486)	$(100,633)	$(17,702)	$(270,394)	$(822,665)	$(564,091)	$(485,787)	$(655,396)

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS (Continued)

	Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*						Fidelity® Variable Insurance Products Funds*

	Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount	Value Growth Subaccount	Contrafund Subaccount

Income:
Dividends	$215	$58,826	$101,805	$53,193	$24,929	$76,455	$26,983	$28,448
Expenses:
Mortality and expense risk	(678)	(31,690)	(28,431)	(17,463)	(17,777)	(17,010)	(14,416)	(43,507)

Net investment income (loss)	(463)	27,136	73,374	35,730	7,152	59,445	12,567	(15,059)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,690	22,483	(36,040)	(29,579)	—	(29,344)	73,116	(169,869)
Realized gain distributions	—	—	927	53,288	—	—	49,143	90,901

Total realized gain (loss) on investments	1,690	22,483	(35,113)	23,709	—	(29,344)	122,259	(78,968)

Change in unrealized appreciation (depreciation) of investments	(21,226)	(879,085)	(103,670)	(342,735)	—	(186,900)	(527,659)	(1,562,008)

Net increase (decrease) in net assets from operations	$(19,999)	$(829,466)	$(65,409)	$(283,296)	$7,152	$(156,799)	$(392,833)	$(1,656,035)

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS (Continued)

	Fidelity® Variable Insurance Products Funds*						Franklin Templeton Variable Insurance Products Trust*

	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount

Income:
Dividends	$2,772	$3,809	$8,282	$29,561	$4,201	$8,070	$2,128	$8,355
Expenses:
Mortality and expense risk	(5,014)	(4,399)	(1,317)	(19,281)	(24,349)	(4,452)	(2,904)	(10,147)

Net investment income (loss)	(2,242)	(590)	6,965	10,280	(20,148)	3,618	(776)	(1,792)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	36,344	(8,165)	(1,825)	38,967	(56,640)	31,078	(44,597)	15,904
Realized gain distributions	—	34,370	—	14,962	296,502	43,095	58,130	57,863

Total realized gain (loss) on investments	36,344	26,205	(1,825)	53,929	239,862	74,173	13,533	73,767

Change in unrealized appreciation (depreciation) of investments	(248,448)	(189,014)	(30,956)	(687,428)	(1,053,473)	(255,137)	(132,401)	(358,590)

Net increase (decrease) in net assets from operations	$(214,346)	$(163,399)	$(25,816)	$(623,219)	$(833,759)	$(177,346)	$(119,644)	$(286,615)

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS (Continued)

	Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc.—Pinnacle Series*

	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount

Income:
Dividends	$—	$42,166	$10,819	$8,746	$9,191	$343	$24	$15,890
Expenses:
Mortality and expense risk	(4,936)	(11,558)	(4,958)	(6,758)	(11,134)	(2,637)	(743)	(11,148)

Net investment income (loss)	(4,936)	30,608	5,861	1,988	(1,943)	(2,294)	(719)	4,742

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(924)	(6,606)	10,341	(13,097)	17,357	(16,832)	1,359	(10,589)
Realized gain distributions	44,783	—	15,389	34,464	62,302	19,301	—	53,210

Total realized gain (loss) on investments	43,859	(6,606)	25,730	21,367	79,659	2,469	1,359	42,621

Change in unrealized appreciation (depreciation) of investments	(224,373)	22,662	(191,051)	(288,884)	(384,039)	(71,846)	(29,687)	(365,780)

Net increase (decrease) in net assets from operations	$(185,450)	$46,664	$(159,460)	$(265,529)	$(306,323)	$(71,671)	$(29,047)	$(318,417)

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS (Continued)

	Summit Mutual Funds, Inc.— Pinnacle Series*	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*

	S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount

Income:
Dividends	$13,291	$60,203	$—	$—	$62,669	$7,915
Expenses:
Mortality and expense risk	(8,976)	(36,387)	(30,282)	(12,264)	(36,730)	(7,074)

Net investment income (loss)	4,315	23,816	(30,282)	(12,264)	25,939	841

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(18,175)	4,869	77,019	18,705	85,371	22,372
Realized gain distributions	51,258	83,965	108,854	36,037	18,201	15,284

Total realized gain (loss) on investments	33,083	88,834	185,873	54,742	103,572	37,656

Change in unrealized appreciation (depreciation) of investments	(318,480)	(1,237,464)	(1,197,503)	(432,700)	(1,034,029)	(338,805)

Net increase (decrease) in net assets from operations	$(281,082)	$(1,124,814)	$(1,041,912)	$(390,222)	$(904,518)	$(300,308)

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS

	American Century Variable Portfolios, Inc.*

	American Century Mid Cap Value Subaccount		Ultra Subaccount		Value Subaccount		Vista Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(382)	$(50)	$(2,735)	$(3,630)	$494	$(103)	$(6,592)	$(7,340)
Net realized gain (loss) on investments	(390)	3	32,134	38,603	(2,517)	1,524	67,562	40,335
Change in unrealized appreciation (depreciation) of investments	(7,714)	(3,726)	(130,032)	12,137	(15,679)	(3,431)	(331,364)	131,725

Net increase (decrease) in net assets from operations	(8,486)	(3,773)	(100,633)	47,110	(17,702)	(2,010)	(270,394)	164,720

Contract transactions:
Transfers of net premiums	2,560	1,926	1,605	15,644	27,357	979	31,923	34,975
Transfers of surrenders and death benefits	—	—	(22,777)	(23,242)	(24,648)	—	(34,605)	(50,845)
Transfers of administrative and other charges	(56)	(43)	(313)	(331)	(29)	(6)	(437)	(487)
Transfers between subaccounts, including Declared Interest Option account	(495)	33,611	(2,377)	(104,824)	35,108	36,239	(114,718)	12,888

Net increase (decrease) in net assets from contract transactions	2,009	35,494	(23,862)	(112,753)	37,788	37,212	(117,837)	(3,469)

Total increase (decrease) in net assets	(6,477)	31,721	(124,495)	(65,643)	20,086	35,202	(388,231)	161,251
Net assets at beginning of period	31,721	—	254,377	320,020	35,202	—	625,203	463,952

Net assets at end of period	$25,244	$31,721	$129,882	$254,377	$55,288	$35,202	$236,972	$625,203

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dreyfus Variable Investment Fund*

	Appreciation Subaccount		Developing Leaders Subaccount		Dreyfus Growth & Income Subaccount		International Equity Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$14,952	$5,748	$(6,115)	$(11,915)	$(7,674)	$(9,160)	$6,361	$4,212
Net realized gain (loss) on investments	192,219	103,648	(2,211)	311,379	134,712	90,092	216,442	103,335
Change in unrealized appreciation (depreciation) of investments	(1,029,836)	60,692	(555,765)	(525,909)	(612,825)	19,788	(878,199)	109,606

Net increase (decrease) in net assets from operations	(822,665)	170,088	(564,091)	(226,445)	(485,787)	100,720	(655,396)	217,153

Contract transactions:
Transfers of net premiums	53,526	102,593	36,591	65,924	13,668	37,234	57,476	120,810
Transfers of surrenders and death benefits	(236,040)	(465,205)	(128,212)	(363,756)	(222,908)	(188,952)	(169,119)	(132,008)
Transfers of administrative and other charges	(4,551)	(5,176)	(2,701)	(3,873)	(1,778)	(2,230)	(2,563)	(2,441)
Transfers between subaccounts, including Declared Interest Option account	(101,169)	(118,452)	(40,228)	(304,274)	(91,819)	24,010	(106,712)	126,933

Net increase (decrease) in net assets from contract transactions	(288,234)	(486,240)	(134,550)	(605,979)	(302,837)	(129,938)	(220,918)	113,294

Total increase (decrease) in net assets	(1,110,899)	(316,152)	(698,641)	(832,424)	(788,624)	(29,218)	(876,314)	330,447
Net assets at beginning of period	2,877,577	3,193,729	1,569,804	2,402,228	1,399,864	1,429,082	1,650,841	1,320,394

Net assets at end of period	$1,766,678	$2,877,577	$871,163	$1,569,804	$611,240	$1,399,864	$774,527	$1,650,841

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dreyfus Socially Responsible Growth Fund, Inc.*		EquiTrust Variable Insurance Series Fund*

	Socially Responsible Growth Subaccount		Blue Chip Subaccount		High Grade Bond Subaccount		Managed Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(463)	$(680)	$27,136	$16,956	$73,374	$83,087	$35,730	$23,394
Net realized gain (loss) on investments	1,690	4,239	22,483	43,471	(35,113)	(5,018)	23,709	134,011
Change in unrealized appreciation (depreciation) of investments	(21,226)	97	(879,085)	83,106	(103,670)	7,571	(342,735)	(86,013)

Net increase (decrease) in net assets from operations	(19,999)	3,656	(829,466)	143,533	(65,409)	85,640	(283,296)	71,392

Contract transactions:
Transfers of net premiums	49	4,505	79,688	325,979	81,415	211,030	49,334	56,102
Transfers of surrenders and death benefits	(4,922)	(3,379)	(363,980)	(480,315)	(328,876)	(248,778)	(232,443)	(209,350)
Transfers of administrative and other charges	(81)	(95)	(4,644)	(5,305)	(2,505)	(2,430)	(1,236)	(1,169)
Transfers between subaccounts, including Declared Interest Option account	1,814	(1,576)	(96,289)	(118,456)	(78,117)	89,759	(152,625)	(16,938)

Net increase (decrease) in net assets from contract transactions	(3,140)	(545)	(385,225)	(278,097)	(328,083)	49,581	(336,970)	(171,355)

Total increase (decrease) in net assets	(23,139)	3,111	(1,214,691)	(134,564)	(393,492)	135,221	(620,266)	(99,963)
Net assets at beginning of period	59,430	56,319	2,912,395	3,046,959	2,210,029	2,074,808	1,529,637	1,629,600

Net assets at end of period	$36,291	$59,430	$1,697,704	$2,912,395	$1,816,537	$2,210,029	$909,371	$1,529,637

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	EquiTrust Variable Insurance Series Fund*						Fidelity® Variable Insurance Products Funds*

	Money Market Subaccount		Strategic Yield Subaccount		Value Growth Subaccount		Contrafund Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$7,152	$36,295	$59,445	$59,396	$12,567	$4,317	$(15,059)	$(15,314)
Net realized gain (loss) on investments	—	—	(29,344)	10,286	122,259	108,776	(78,968)	1,093,367
Change in unrealized appreciation (depreciation) of investments	—	—	(186,900)	(42,998)	(527,659)	(64,222)	(1,562,008)	(548,000)

Net increase (decrease) in net assets from operations	7,152	36,295	(156,799)	26,684	(392,833)	48,871	(1,656,035)	530,053

Contract transactions:
Transfers of net premiums	361,411	236,909	176,917	71,225	49,353	94,500	143,622	218,068
Transfers of surrenders and death benefits	(280,132)	(366,732)	(318,179)	(136,583)	(197,331)	(176,837)	(333,788)	(366,196)
Transfers of administrative and other charges	(2,614)	(1,277)	(1,508)	(1,486)	(1,631)	(1,843)	(3,407)	(2,922)
Transfers between subaccounts, including Declared Interest Option account	(398,297)	1,296,580	84,842	(54,606)	224,374	27,125	(90,018)	394,497

Net increase (decrease) in net assets from contract transactions	(319,632)	1,165,480	(57,928)	(121,450)	74,765	(57,055)	(283,591)	243,447

Total increase (decrease) in net assets	(312,480)	1,201,775	(214,727)	(94,766)	(318,068)	(8,184)	(1,939,626)	773,500
Net assets at beginning of period	1,393,445	191,670	1,212,736	1,307,502	1,241,827	1,250,011	3,885,361	3,111,861

Net assets at end of period	$1,080,965	$1,393,445	$998,009	$1,212,736	$923,759	$1,241,827	$1,945,735	$3,885,361

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Fidelity® Variable Insurance Products Funds*

	Growth Subaccount		Fidelity Growth & Income Subaccount		High Income Subaccount		Index 500 Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,242)	$(2,829)	$(590)	$1,636	$6,965	$7,842	$10,280	$36,602
Net realized gain (loss) on investments	36,344	48,085	26,205	32,015	(1,825)	(476)	53,929	96,445
Change in unrealized appreciation (depreciation) of investments	(248,448)	64,780	(189,014)	3,370	(30,956)	(5,956)	(687,428)	(65,696)

Net increase (decrease) in net assets from operations	(214,346)	110,036	(163,399)	37,021	(25,816)	1,410	(623,219)	67,351

Contract transactions:
Transfers of net premiums	8,045	13,930	9,307	17,107	4,656	10,931	33,094	40,963
Transfers of surrenders and death benefits	(69,463)	(65,552)	(30,585)	(24,563)	(16,191)	(6,422)	(134,161)	(165,634)
Transfers of administrative and other charges	(393)	(442)	(448)	(474)	(110)	(130)	(1,378)	(1,537)
Transfers between subaccounts, including Declared Interest Option account	(30,142)	20,468	10,292	1,240	(1,776)	(4,242)	43,360	49,400

Net increase (decrease) in net assets from contract transactions	(91,953)	(31,596)	(11,434)	(6,690)	(13,421)	137	(59,085)	(76,808)

Total increase (decrease) in net assets	(306,299)	78,440	(174,833)	30,331	(39,237)	1,547	(682,304)	(9,457)
Net assets at beginning of period	522,703	444,263	387,491	357,160	113,235	111,688	1,667,793	1,677,250

Net assets at end of period	$216,404	$522,703	$212,658	$387,491	$73,998	$113,235	$985,489	$1,667,793

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Fidelity® Variable Insurance Products Funds*				Franklin Templeton Variable Insurance Products Trust*

	Mid-Cap Subaccount		Overseas Subaccount		Franklin Real Estate Subaccount		Franklin Small Cap Value Securities Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(20,148)	$(16,804)	$3,618	$7,318	$(776)	$3,800	$(1,792)	$(6,249)
Net realized gain (loss) on investments	239,862	244,082	74,173	45,277	13,533	3,278	73,767	86,109
Change in unrealized appreciation (depreciation) of investments	(1,053,473)	(4,484)	(255,137)	(1,803)	(132,401)	(107,480)	(358,590)	(121,103)

Net increase (decrease) in net assets from operations	(833,759)	222,794	(177,346)	50,792	(119,644)	(100,402)	(286,615)	(41,243)

Contract transactions:
Transfers of net premiums	45,001	58,446	18,086	11,832	15,784	164,131	43,556	69,743
Transfers of surrenders and death benefits	(123,339)	(150,783)	(98,395)	(29,720)	(41,012)	(26,124)	(118,326)	(31,885)
Transfers of administrative and other charges	(1,611)	(1,570)	(456)	(324)	(274)	(354)	(895)	(805)
Transfers between subaccounts, including Declared Interest Option account	(42,724)	430,510	29,635	105,283	67,542	(215,616)	39,468	139,651

Net increase (decrease) in net assets from contract transactions	(122,673)	336,603	(51,130)	87,071	42,040	(77,963)	(36,197)	176,704

Total increase (decrease) in net assets	(956,432)	559,397	(228,476)	137,863	(77,604)	(178,365)	(322,812)	135,461
Net assets at beginning of period	2,137,774	1,578,377	435,633	297,770	239,062	417,427	846,634	711,173

Net assets at end of period	$1,181,342	$2,137,774	$207,157	$435,633	$161,458	$239,062	$523,822	$846,634

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Franklin Templeton Variable Insurance Products Trust*

	Franklin Small-Mid Cap Growth Securities Subaccount		Franklin U.S. Government Subaccount		Mutual Shares Securities Subaccount		Templeton Growth Securities Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,936)	$(5,997)	$30,608	$23,589	$5,861	$280	$1,988	$44
Net realized gain (loss) on investments	43,859	70,611	(6,606)	(4,259)	25,730	41,094	21,367	106,521
Change in unrealized appreciation (depreciation) of investments	(224,373)	(29,246)	22,662	19,368	(191,051)	(37,340)	(288,884)	(99,002)

Net increase (decrease) in net assets from operations	(185,450)	35,368	46,664	38,698	(159,460)	4,034	(265,529)	7,563

Contract transactions:
Transfers of net premiums	34,643	70,060	70,717	142,767	32,440	20,902	13,861	29,648
Transfers of surrenders and death benefits	(53,744)	(54,765)	(168,671)	(78,068)	(43,340)	(62,801)	(49,078)	(101,197)
Transfers of administrative and other charges	(577)	(577)	(915)	(787)	(801)	(498)	(559)	(614)
Transfers between subaccounts, including Declared Interest Option account	20,428	(13,906)	(6,133)	79,780	62,247	116,822	7,399	57,158

Net increase (decrease) in net assets from contract transactions	750	812	(105,002)	143,692	50,546	74,425	(28,377)	(15,005)

Total increase (decrease) in net assets	(184,700)	36,180	(58,338)	182,390	(108,914)	78,459	(293,906)	(7,442)
Net assets at beginning of period	428,191	392,011	835,459	653,069	374,809	296,350	609,498	616,940

Net assets at end of period	$243,491	$428,191	$777,121	$835,459	$265,895	$374,809	$315,592	$609,498

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	J.P. Morgan Series Trust II*				Summit Mutual Funds, Inc.—Pinnacle Series*

	Mid-Cap Value Subaccount		Small Company Subaccount		NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,943)	$(4,826)	$(2,294)	$(5,530)	$(719)	$(88)	$4,742	$(8,561)
Net realized gain (loss) on investments	79,659	78,221	2,469	41,580	1,359	5,330	42,621	158,151
Change in unrealized appreciation (depreciation) of investments	(384,039)	(79,237)	(71,846)	(55,600)	(29,687)	5,805	(365,780)	(187,485)

Net increase (decrease) in net assets from operations	(306,323)	(5,842)	(71,671)	(19,550)	(29,047)	11,047	(318,417)	(37,895)

Contract transactions:
Transfers of net premiums	43,023	54,076	16,924	33,959	1,154	3,296	21,285	40,878
Transfers of surrenders and death benefits	(45,317)	(60,808)	(100,625)	(45,191)	(9,882)	(20,215)	(82,401)	(107,817)
Transfers of administrative and other charges	(991)	(910)	(299)	(326)	(113)	(119)	(641)	(687)
Transfers between subaccounts, including Declared Interest Option account	(85,246)	247,516	(1,352)	(95,346)	(2,247)	6,778	(33,305)	55,034

Net increase (decrease) in net assets from contract transactions	(88,531)	239,874	(85,352)	(106,904)	(11,088)	(10,260)	(95,062)	(12,592)

Total increase (decrease) in net assets	(394,854)	234,032	(157,023)	(126,454)	(40,135)	787	(413,479)	(50,487)
Net assets at beginning of period	943,356	709,324	284,416	410,870	75,875	75,088	967,133	1,017,620

Net assets at end of period	$548,502	$943,356	$127,393	$284,416	$35,740	$75,875	$553,654	$967,133

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Summit Mutual Funds, Inc. — Pinnacle Series*		T. Rowe Price Equity Series, Inc.*

	S&P MidCap 400 Index Subaccount		Equity Income Subaccount		Mid-Cap Growth Subaccount		New America Growth Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,315	$(4,118)	$23,816	$10,785	$(30,282)	$(33,375)	$(12,264)	$(16,559)
Net realized gain (loss) on investments	33,083	155,985	88,834	326,336	185,873	524,296	54,742	169,760
Change in unrealized appreciation (depreciation) of investments	(318,480)	(92,188)	(1,237,464)	(279,239)	(1,197,503)	(77,494)	(432,700)	(13,438)

Net increase (decrease) in net assets from operations	(281,082)	59,679	(1,124,814)	57,882	(1,041,912)	413,427	(390,222)	139,763

Contract transactions:
Transfers of net premiums	29,772	21,810	114,131	264,666	85,735	116,041	20,322	74,347
Transfers of surrenders and death benefits	(56,174)	(96,423)	(326,958)	(407,591)	(296,339)	(511,863)	(104,301)	(306,413)
Transfers of administrative and other charges	(645)	(638)	(3,087)	(3,200)	(4,498)	(5,081)	(1,675)	(1,918)
Transfers between subaccounts, including Declared Interest Option account	(341)	(238,537)	(282,458)	99,548	(132,395)	(65,392)	(84,128)	(62,674)

Net increase (decrease) in net assets from contract transactions	(27,388)	(313,788)	(498,372)	(46,577)	(347,497)	(466,295)	(169,782)	(296,658)

Total increase (decrease) in net assets	(308,470)	(254,109)	(1,623,186)	11,305	(1,389,409)	(52,868)	(560,004)	(156,895)
Net assets at beginning of period	741,297	995,406	3,287,059	3,275,754	2,783,865	2,836,733	1,120,581	1,277,476

Net assets at end of period	$432,827	$741,297	$1,663,873	$3,287,059	$1,394,456	$2,783,865	$560,577	$1,120,581

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	T. Rowe Price Equity Series, Inc.*		T. Rowe Price International Series, Inc.*

	Personal Strategy Balanced Subaccount		International Stock Subaccount

	Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$25,939	$26,863	$841	$(220)
Net realized gain (loss) on investments	103,572	455,718	37,656	143,070
Change in unrealized appreciation (depreciation) of investments	(1,034,029)	(276,959)	(338,805)	(66,583)

Net increase (decrease) in net assets from operations	(904,518)	205,622	(300,308)	76,267

Contract transactions:
Transfers of net premiums	117,344	180,180	22,317	43,168
Transfers of surrenders and death benefits	(357,610)	(466,446)	(43,731)	(144,347)
Transfers of administrative and other charges	(3,897)	(4,114)	(885)	(1,033)
Transfers between subaccounts, including Declared Interest Option account	(238,353)	16,616	(109,688)	25,854

Net increase (decrease) in net assets from contract transactions	(482,516)	(273,764)	(131,987)	(76,358)

Total increase (decrease) in net assets	(1,387,034)	(68,142)	(432,295)	(91)
Net assets at beginning of period	3,273,167	3,341,309	680,175	680,266

Net assets at end of period	$1,886,133	$3,273,167	$247,880	$680,175

*	Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

EQUITRUST LIFE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

1.    Organization and Significant Accounting Policies

Organization

EquiTrust Life Annuity Account II (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for individual variable annuity contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in thirty-nine investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	VP Mid Cap Value Fund
Inflation Protection Bond (1)	VP Inflation Protection Bond Fund
Ultra	VP Ultra® Fund
Value	VP Value Fund
Vista	VP VistaSM Fund
Dreyfus Variable Investment Fund:
Appreciation	VIF Appreciation Portfolio
Developing Leaders	VIF Developing Leaders Portfolio
Dreyfus Growth & Income	VIF Growth and Income Portfolio
International Equity	VIF International Equity Portfolio
Socially Responsible Growth	Dreyfus Socially Responsible Growth Fund, Inc.
EquiTrust Variable Insurance Series Fund:
Blue Chip	Blue Chip Portfolio
High Grade Bond	High Grade Bond Portfolio
Managed	Managed Portfolio
Money Market	Money Market Portfolio
Strategic Yield	Strategic Yield Portfolio
Value Growth	Value Growth Portfolio
Fidelity® Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio – Initial Class
Growth	VIP Growth Portfolio – Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio – Initial Class
High Income	VIP High Income Portfolio – Service Class 2
Index 500	VIP Index 500 Portfolio – Initial Class
Mid-Cap	VIP Mid Cap Portfolio – Service Class 2
Overseas	VIP Overseas Portfolio – Initial Class
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	Franklin Global Real Estate Securities Fund – Class 2
Franklin Small Cap Value Securities	Franklin Small Cap Value Securities Fund – Class 2
Franklin Small-Mid Cap Growth Securities	Franklin Small-Mid Cap Growth Securities Fund – Class 2
Franklin U.S. Government	Franklin U.S. Government Fund – Class 2
Mutual Shares Securities	Mutual Shares Securities Fund – Class 2
Templeton Growth Securities	Templeton Growth Securities Fund – Class 2

EQUITRUST LIFE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Organization and Significant Accounting Policies (Continued)

Subaccount	Invests Exclusively in Shares of
J.P. Morgan Series Trust II:
Mid-Cap Value	J.P. Morgan Mid Cap Value Portfolio
Small Company	J.P. Morgan Small Company Portfolio
Summit Mutual Funds, Inc. – Pinnacle Series:
NASDAQ 100 Index	NASDAQ – 100 Index Portfolio
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
Mid-Cap Growth	Mid-Cap Growth Portfolio
New America Growth	New America Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.:
International Stock	International Stock Portfolio

(1)	Subaccount commenced operations May 1, 2006; however, remained inactive through December 31, 2008.

The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, stopped being available for investment and was liquidated on April 30, 2007.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Effective January 1, 2008, the Account adopted the Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc…)

EQUITRUST LIFE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Organization and Significant Accounting Policies (Continued)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2008, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classed as Level 1.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Contracts in Annuitization Period

Net assets allocated to contracts in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return determined at the time of annuitization. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From EquiTrust Life Insurance Company

The amounts due to or from EquiTrust Life Insurance Company represent premiums received from contract holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

2.    Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the contracts funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges:    The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with contracts issued.

Administrative Charge:    Prior to the annuity payment period, the Company will deduct an annual administrative charge of $40 to reimburse it for administrative expenses related to the contract. (For contracts issued prior to May 1, 2006, the annual administrative charge is $30.) A portion of this charge may be deducted from funds held in the fixed interest subaccount.

EQUITRUST LIFE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Expense Charges and Related Party Transactions (Continued)

Surrender Charge:    A surrender charge is imposed in the event of a full or partial surrender during the first six contract years. The amount charged is 6% of the amount surrendered during the first contract year and declines by 1% in each of the next five contract years. In each contract year after the first contract year, a contract owner may annually surrender a maximum of 10% of the accumulated value as of the most recent prior contract anniversary without incurring a surrender charge. After six full contract years, no surrender charge is deducted.

Transfer Charge:    A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one contract year.

Paid to Affiliates

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio’s average daily net assets as follows: Blue Chip Portfolio – 0.20%; High Grade Bond Portfolio – 0.30%; Managed Portfolio – 0.45%; Money Market Portfolio – 0.25%; Strategic Yield Portfolio – 0.45%; and Value Growth Portfolio – 0.45%.

3.    Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

4.    Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the period ended December 31, 2008:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Variable Portfolio, Inc.:
American Century Mid Cap Value	$2,587	$960
Ultra	45,627	40,056
Value	70,265	25,111
Vista	80,631	180,710
Dreyfus Variable Investment Fund:
Appreciation	305,151	400,446
Developing Leaders	136,878	209,169
Dreyfus Growth & Income	171,909	347,319
International Equity	197,520	367,117
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	2,185	5,788

EQUITRUST LIFE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS (Continued)

4.    Purchases and Sales of Investment Securities (Continued)

Subaccount	Cost of Purchases	Proceeds from Sales
EquiTrust Variable Insurance Series Fund:
Blue Chip	$165,667	$523,756
High Grade Bond	288,485	542,267
Managed	167,571	415,523
Money Market	721,045	1,033,525
Strategic Yield	319,064	317,547
Value Growth	448,497	312,022
Fidelity® Variable Insurance Products Funds:
Contrafund	478,573	686,322
Growth	20,332	114,527
Fidelity Growth & Income	69,859	47,513
High Income	14,090	20,546
Index 500	211,637	245,480
Mid-Cap	493,335	339,654
Overseas	111,112	115,529
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	158,994	59,600
Franklin Small Cap Value Securities	214,398	194,524
Franklin Small-Mid Cap Growth Securities	112,566	71,969
Franklin U.S. Government	201,883	276,277
Mutual Shares Securities	118,633	46,837
Templeton Growth Securities	76,073	67,998
J.P. Morgan Series Trust II:
Mid-Cap Value	152,794	180,966
Small Company	37,033	105,378
Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	1,774	13,581
Russell 2000 Small Cap Index	160,034	197,144
S&P MidCap 400 Index	140,760	112,575
T. Rowe Price Equity Series, Inc.:
Equity Income	319,412	710,003
Mid-Cap Growth	216,860	485,785
New America Growth	74,228	220,237
Personal Strategy Balanced	178,085	616,461
T. Rowe Price International Series, Inc.:
International Stock	49,316	165,178

EQUITRUST LIFE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS (Continued)

5.    Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2008 and 2007:

	Period Ended December 31
	2008			2007
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	312	83	229	3,448	4	3,444
Ultra	1,309	3,739	(2,430)	2,301	12,885	(10,584)
Value	7,233	2,799	4,434	8,411	4,638	3,773
Vista	3,565	11,374	(7,809)	4,578	5,293	(715)
Dreyfus Variable Investment Fund:
Appreciation	8,320	35,548	(27,228)	13,485	53,905	(40,420)
Developing Leaders	4,742	15,794	(11,052)	3,209	41,671	(38,462)
Dreyfus Growth & Income	3,352	32,546	(29,194)	14,770	25,200	(10,430)
International Equity	7,079	21,272	(14,193)	17,815	11,693	6,122
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	224	525	(301)	912	938	(26)
EquiTrust Variable Insurance Series Fund:
Blue Chip	10,486	48,849	(38,363)	30,484	55,429	(24,945)
High Grade Bond	12,982	36,498	(23,516)	23,864	20,271	3,593
Managed	4,218	29,353	(25,135)	8,529	19,951	(11,422)
Money Market	59,661	86,983	(27,322)	179,369	76,599	102,770
Strategic Yield	17,006	22,126	(5,120)	11,087	19,505	(8,418)
Value Growth	25,869	19,895	5,974	7,536	10,789	(3,253)
Fidelity® Variable Insurance Products Funds:
Contrafund	20,888	43,949	(23,061)	36,594	22,514	14,080
Growth	1,611	10,003	(8,392)	6,373	9,002	(2,629)
Fidelity Growth & Income	3,131	4,421	(1,290)	4,877	5,424	(547)
High Income	409	1,242	(833)	1,930	1,911	19
Index 500	14,298	20,541	(6,243)	12,796	18,632	(5,836)
Mid-Cap	10,364	17,128	(6,764)	26,096	11,073	15,023
Overseas	3,379	6,414	(3,035)	6,433	1,957	4,476
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	7,132	4,175	2,957	14,370	20,045	(5,675)
Franklin Small Cap Value Securities	9,172	12,129	(2,957)	10,983	2,060	8,923
Franklin Small-Mid Cap Growth Securities	6,363	6,271	92	7,954	8,096	(142)
Franklin U.S. Government	13,127	21,740	(8,613)	21,235	8,791	12,444
Mutual Shares Securities	6,593	3,149	3,444	8,366	3,746	4,620
Templeton Growth Securities	2,451	5,989	(3,538)	12,158	13,016	(858)
J.P. Morgan Series Trust II:
Mid-Cap Value	4,479	10,054	(5,575)	15,899	4,474	11,425
Small Company	1,370	7,753	(6,383)	6,758	13,362	(6,604)

EQUITRUST LIFE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS (Continued)

5.    Summary of Changes from Unit Transactions (Continued)

	Period Ended December 31
	2008			2007
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	187	1,351	(1,164)	1,029	2,054	(1,025)
Russell 2000 Small Cap Index	6,198	13,438	(7,240)	13,968	14,851	(883)
S&P MidCap 400 Index	5,122	8,006	(2,884)	5,085	23,624	(18,539)
T. Rowe Price Equity Series, Inc.:
Equity Income	11,689	49,330	(37,641)	23,542	26,380	(2,838)
Mid-Cap Growth	5,833	25,204	(19,371)	8,610	30,971	(22,361)
New America Growth	4,555	22,419	(17,864)	9,118	37,054	(27,936)
Personal Strategy Balanced	6,510	39,977	(33,467)	14,157	30,895	(16,738)
T. Rowe Price International Series, Inc.:
International Stock	2,280	15,625	(13,345)	5,875	11,365	(5,490)

6.    Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2008, 2007, 2006, 2005 and 2004, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value:
2008	3,673	$6.87	$25,244	0.10%	1.40%	(25.41)%
2007(5)	3,444	9.21	31,721	1.12	1.40	(7.90)
Ultra:
2008	18,676	6.95	129,882	—	1.40	(42.32)
2007	21,106	12.05	254,377	—	1.40	19.31
2006	31,690	10.10	320,020	—	1.40	(4.63)
2005	35,583	10.59	376,698	—	1.40	0.76
2004	31,858	10.51	334,723	—	1.40	9.14
Value:
2008	8,207	6.74	55,288	2.25	1.40	(27.76)
2007(5)	3,773	9.33	35,202	1.10	1.40	(6.70)
Vista:
2008	23,201	10.21	236,972	—	1.40	(49.36)
2007	31,010	20.16	625,203	—	1.40	37.89
2006	31,725	14.62	463,952	—	1.40	7.50
2005	30,210	13.60	410,900	—	1.40	6.67
2004	24,817	12.75	316,491	—	1.40	14.04

EQUITRUST LIFE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
Dreyfus Variable Investment Fund:
Appreciation:
2008	206,998	8.53	1,766,678	2.03	1.40	(30.59)
2007	234,226	12.29	2,877,577	1.59	1.40	5.67
2006	274,646	11.63	3,193,729	1.60	1.40	14.92
2005	323,317	$10.12	$3,272,622	0.02%	1.40%	2.95%
2004	393,749	9.83	3,871,745	1.67	1.40	3.58
Developing Leaders:
2008	101,402	8.59	871,163	0.91	1.40	(38.47)
2007	112,454	13.96	1,569,804	0.81	1.40	(12.31)
2006	150,916	15.92	2,402,228	0.41	1.40	2.38
2005	169,561	15.55	2,637,008	—	1.40	4.36
2004	189,832	14.90	2,829,220	0.20	1.40	9.80
Dreyfus Growth & Income:
2008	84,460	7.24	611,240	0.62	1.40	(41.23)
2007	113,654	12.32	1,399,864	0.75	1.40	6.94
2006	124,084	11.52	1,429,082	0.78	1.40	12.94
2005	146,532	10.20	1,494,186	1.34	1.40	2.00
2004	160,003	10.00	1,600,681	1.24	1.40	5.93
International Equity:
2008	66,213	11.70	774,527	1.89	1.40	(43.01)
2007	80,406	20.53	1,650,841	1.68	1.40	15.53
2006	74,284	17.77	1,320,394	0.74	1.40	21.63
2005	66,632	14.61	973,754	0.40	1.40	13.17
2004	66,749	12.91	861,881	3.81	1.40	22.84
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2008	5,347	6.79	36,291	0.44	1.40	(35.46)
2007	5,648	10.52	59,430	0.26	1.40	5.94
2006	5,674	9.93	56,319	—	1.40	7.47
2005	6,400	9.24	59,109	—	1.40	1.99
2004	7,111	9.06	64,433	0.14	1.40	4.50
EquiTrust Variable Insurance Series Fund:
Blue Chip:
2008	214,549	7.91	1,697,704	2.59	1.40	(31.34)
2007	252,912	11.52	2,912,395	1.96	1.40	5.01
2006	277,857	10.97	3,046,959	1.96	1.40	15.84
2005	307,241	9.47	2,909,023	2.00	1.40	0.85
2004	328,711	9.39	3,085,208	1.48	1.40	4.68
High Grade Bond:
2008	130,017	13.97	1,816,537	4.99	1.40	(2.92)
2007	153,533	14.39	2,210,029	5.29	1.40	3.97
2006	149,940	13.84	2,074,808	5.07	1.40	3.36
2005	153,522	13.39	2,055,691	4.62	1.40	1.21
2004	153,402	13.23	2,028,906	4.34	1.40	2.88

EQUITRUST LIFE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
EquiTrust Variable Insurance Series Fund: (continued)
Managed:
2008	76,619	$11.87	$909,371	4.25%	1.40%	(21.02)%
2007	101,754	15.03	1,529,637	2.85	1.40	4.37
2006	113,176	14.40	1,629,600	2.19	1.40	10.43
2005	107,858	13.04	1,405,985	1.64	1.40	3.16
2004	95,861	12.64	1,212,090	1.52	1.40	7.03
Money Market:
2008	92,462	11.69	1,080,965	1.96	1.40	0.52
2007	119,784	11.63	1,393,445	4.56	1.40	3.19
2006	17,014	11.27	191,670	4.32	1.40	3.02
2005	25,704	10.94	281,143	2.48	1.40	1.11
2004	23,024	10.82	249,107	0.68	1.40	(0.64)
Strategic Yield:
2008	78,181	12.77	998,009	6.27	1.40	(12.29)
2007	83,301	14.56	1,212,736	6.27	1.40	2.10
2006	91,719	14.26	1,307,502	6.03	1.40	5.40
2005	93,341	13.53	1,263,364	5.70	1.40	1.81
2004	94,187	13.29	1,251,711	5.97	1.40	7.44
Value Growth:
2008	78,425	11.78	923,759	2.61	1.40	(31.27)
2007	72,451	17.14	1,241,827	1.74	1.40	3.82
2006	75,704	16.51	1,250,011	1.38	1.40	10.51
2005	81,554	14.94	1,218,222	1.07	1.40	4.99
2004	77,561	14.23	1,103,913	1.03	1.40	9.97
Fidelity® Variable Insurance Products Funds:
Contrafund:
2008	174,821	11.13	1,945,735	0.91	1.40	(43.30)
2007	197,882	19.63	3,885,361	0.97	1.40	15.95
2006	183,802	16.93	3,111,861	1.31	1.40	10.22
2005	140,031	15.36	2,151,553	0.22	1.40	15.32
2004	88,809	13.32	1,183,081	0.26	1.40	13.85
Growth:
2008	32,501	6.66	216,404	0.77	1.40	(47.89)
2007	40,893	12.78	522,703	0.82	1.40	25.17
2006	43,522	10.21	444,263	0.42	1.40	5.37
2005	50,303	9.69	487,243	0.48	1.40	4.42
2004	52,032	9.28	483,004	0.25	1.40	1.87
Fidelity Growth & Income:
2008	27,178	7.82	212,658	1.21	1.40	(42.54)
2007	28,468	13.61	387,491	1.83	1.40	10.56
2006	29,015	12.31	357,160	0.94	1.40	11.60
2005	33,133	11.03	365,365	1.48	1.40	6.16
2004	36,470	10.39	378,837	0.77	1.40	4.32

EQUITRUST LIFE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
Fidelity® Variable Insurance Products Funds: (continued)
High Income:
2008	6,434	$11.50	$73,998	8.78%	1.40%	(26.19)%
2007	7,267	15.58	113,235	8.61	1.40	1.10
2006	7,248	15.41	111,688	7.74	1.40	9.52
2005	7,534	14.07	106,021	14.30	1.40	0.86
2004	8,019	13.95	111,833	5.06	1.40	7.89
Index 500:
2008	121,505	8.11	985,489	2.14	1.40	(37.90)
2007	127,748	13.06	1,667,793	3.51	1.40	3.98
2006	133,584	12.56	1,677,250	1.67	1.40	14.18
2005	129,956	11.00	1,429,486	1.66	1.40	3.38
2004	117,118	10.64	1,246,129	1.23	1.40	9.13
Mid-Cap:
2008	87,034	13.57	1,181,342	0.24	1.40	(40.46)
2007	93,798	22.79	2,137,774	0.49	1.40	13.72
2006	78,775	20.04	1,578,377	0.16	1.40	10.90
2005	60,998	18.07	1,102,355	—	1.40	16.36
2004	36,811	15.53	571,499	—	1.40	22.96
Overseas:
2008	18,367	11.28	207,157	2.53	1.40	(44.60)
2007	21,402	20.36	435,633	3.37	1.40	15.75
2006	16,926	17.59	297,770	0.86	1.40	16.49
2005	15,985	15.10	241,445	0.64	1.40	17.42
2004	16,027	12.86	206,169	1.16	1.40	12.02
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2008	18,611	8.68	161,458	1.02	1.40	(43.16)
2007	15,654	15.27	239,062	2.34	1.40	(21.97)
2006	21,329	19.57	417,427	2.08	1.40	18.97
2005	12,992	16.45	213,761	1.35	1.40	11.90
2004	7,868	14.70	115,659	1.78	1.40	29.97
Franklin Small Cap Value Securities:
2008	43,669	12.00	523,822	1.15	1.40	(33.92)
2007	46,626	18.16	846,634	0.67	1.40	(3.71)
2006	37,703	18.86	711,173	0.63	1.40	15.35
2005	29,663	16.35	484,910	0.80	1.40	7.28
2004	22,542	15.24	343,494	0.18	1.40	22.12
Franklin Small-Mid Cap Growth Securities:
2008	32,694	7.45	243,491	—	1.40	(43.26)
2007	32,602	13.13	428,191	—	1.40	9.69
2006	32,744	11.97	392,011	—	1.40	7.16
2005	31,583	11.17	352,684	—	1.40	3.33
2004	30,180	10.81	326,099	—	1.40	9.97

EQUITRUST LIFE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
Franklin Templeton Variable Insurance Products Trust: (continued)
Franklin U.S. Government:
2008	61,222	$12.69	$777,121	5.09%	1.40%	6.10%
2007	69,835	11.96	835,459	4.63	1.40	5.10
2006	57,391	11.38	653,069	4.29	1.40	2.61
2005	45,303	11.09	502,511	4.13	1.40	1.00
2004	52,307	10.98	574,484	5.05	1.40	2.04
Mutual Shares Securities:
2008	27,367	9.72	265,895	3.05	1.40	(37.97)
2007	23,923	15.67	374,809	1.47	1.40	2.08
2006	19,303	15.35	296,350	1.25	1.40	16.73
2005	18,050	13.15	237,339	0.92	1.40	9.04
2004	15,183	12.06	183,094	0.80	1.40	11.05
Templeton Growth Securities:
2008	35,990	8.77	315,592	1.81	1.40	(43.13)
2007	39,528	15.42	609,498	1.40	1.40	0.92
2006	40,386	15.28	616,940	1.29	1.40	20.22
2005	39,376	12.71	500,634	1.12	1.40	7.35
2004	33,961	11.84	402,159	1.19	1.40	14.40
J.P. Morgan Series Trust II:
Mid-Cap Value:
2008	41,966	13.07	548,502	1.15	1.40	(34.12)
2007	47,541	19.84	943,356	0.84	1.40	1.02
2006	36,116	19.64	709,324	0.59	1.40	15.26
2005	36,196	17.04	616,865	0.19	1.40	7.71
2004	33,132	15.82	524,201	0.29	1.40	19.40
Small Company:
2008	12,829	9.93	127,393	0.18	1.40	(32.91)
2007	19,212	14.80	284,416	0.01	1.40	(7.04)
2006	25,816	15.92	410,870	—	1.40	13.47
2005	22,656	14.03	317,864	—	1.40	1.96
2004	25,758	13.76	354,310	—	1.40	25.43
Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index:
2008	5,381	6.64	35,740	0.05	1.40	(42.71)
2007	6,545	11.59	75,875	1.28	1.40	16.83
2006	7,570	9.92	75,088	0.13	1.40	5.20
2005	8,052	9.43	75,922	0.56	1.40	(0.11)
2004	13,231	9.44	124,881	—	1.40	8.63
Russell 2000 Small Cap Index:
2008	52,607	10.52	553,654	1.99	1.40	(34.90)
2007	59,847	16.16	967,133	0.60	1.40	(3.58)
2006	60,730	16.76	1,017,620	0.64	1.40	15.99
2005	59,330	14.45	857,034	0.48	1.40	2.63
2004	52,875	14.08	744,528	0.18	1.40	16.08

EQUITRUST LIFE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
Summit Mutual Funds, Inc.—Pinnacle Series: (continued)
S&P MidCap 400 Index:
2008	41,049	$10.54	$432,827	2.07%	1.40%	(37.52)%
2007	43,933	16.87	741,297	0.96	1.40	5.90
2006	62,472	15.93	995,406	0.83	1.40	8.22
2005	63,748	14.72	938,584	0.50	1.40	10.43
2004	55,261	13.33	736,895	0.24	1.40	14.13
T. Rowe Price Equity Series, Inc.:
Equity Income:
2008	153,863	10.81	1,663,873	2.31	1.40	(37.00)
2007	191,504	17.16	3,287,059	1.71	1.40	1.78
2006	194,342	16.86	3,275,754	1.60	1.40	17.41
2005	184,034	14.36	2,643,508	1.63	1.40	2.50
2004	144,971	14.01	2,031,769	1.61	1.40	13.26
Mid-Cap Growth:
2008	104,177	13.39	1,394,456	—	1.40	(40.57)
2007	123,548	22.53	2,783,865	0.21	1.40	15.90
2006	145,909	19.44	2,836,733	—	1.40	5.19
2005	167,180	18.48	3,090,276	—	1.40	13.17
2004	192,587	16.33	3,145,735	—	1.40	16.73
New America Growth:
2008	82,201	6.82	560,577	—	1.40	(39.11)
2007	100,065	11.20	1,120,581	—	1.40	12.22
2006	128,001	9.98	1,277,476	0.05	1.40	5.83
2005	138,949	9.43	1,309,970	—	1.40	3.06
2004	147,475	9.15	1,349,367	0.05	1.40	9.32
Personal Strategy Balanced:
2008	167,415	11.27	1,886,133	2.38	1.40	(30.82)
2007	200,882	16.29	3,273,167	2.18	1.40	6.12
2006	217,620	15.35	3,341,309	2.10	1.40	10.27
2005	224,699	13.92	3,127,210	1.78	1.40	4.98
2004	225,875	13.26	2,994,847	2.07	1.40	11.24
T. Rowe Price International Series, Inc.:
International Stock:
2008	34,404	7.20	247,880	1.56	1.40	(49.44)
2007	47,749	14.24	680,175	1.37	1.40	11.42
2006	53,239	12.78	680,266	1.20	1.40	17.46
2005	55,946	10.88	608,521	1.75	1.40	14.53
2004	42,244	9.50	401,493	1.05	1.40	12.16

(1)

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The

EQUITRUST LIFE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4)	There are no differences in unit value between accumulation units and units of contracts in annuitization period since there are no differences in charges that result in direct reductions of unit values.

(5)	Subaccount commenced operations on May 1, 2006; however it was inactive through December 31, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON FINANCIAL STATEMENTS

The Board of Directors and Stockholder

EquiTrust Life Insurance Company

We have audited the accompanying balance sheets of EquiTrust Life Insurance Company as of December 31, 2008 and 2007, and the related statements of operations, changes in stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

In 2007 the Company changed its methods of accounting for the treatment of modifications or exchanges of insurance contracts and income tax contingencies.

Des Moines, Iowa

April 17, 2009

EQUITRUST LIFE INSURANCE COMPANY

BALANCE SHEETS

(Dollars in thousands, except per share data)

	December 31,
	2008	2007
Assets
Investments:
Fixed maturities—available for sale, at market (amortized cost: 2008—$6,535,997; 2007—$5,675,630)	$5,560,092	$5,564,110
Equity securities—available for sale, at market (cost: 2008—$7,500)	5,078	—
Mortgage loans on real estate	829,565	705,473
Derivative instruments	12,888	43,695
Policy loans	18,420	19,208
Short-term investments	69,618	30,070

Total investments	6,495,661	6,362,556

Cash and cash equivalents	30,210	83,059
Accrued investment income	83,922	69,198
Amounts receivable from affiliates	509	—
Reinsurance recoverable	16,810	35,226
Deferred policy acquisition costs	760,602	557,071
Deferred sales inducements	411,059	315,146
Property and equipment, less allowances for amortization of $1,412 in 2008 and $767 in 2007	1,372	1,523
Current income taxes recoverable	15,117	5,330
Deferred income taxes	230,407	45,114
Collateral held for securities lending and other transactions	37,385	101,123
Other assets	8,780	13,340
Assets held in separate accounts	61,169	101,875

Total assets	$8,153,003	$7,690,561

EQUITRUST LIFE INSURANCE COMPANY

BALANCE SHEETS (Continued)

(Dollars in thousands, except per share data)

	December 31,
	2008	2007
Liabilities and stockholder’s equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$7,721,560	$6,920,786
Traditional life insurance	49,878	51,826
Unearned revenue reserve	2,387	2,199
Other policy claims and benefits	16,263	11,053

	7,790,088	6,985,864
Other policyholders’ funds:
Supplementary contracts without life contingencies	134,029	56,057
Advance premiums and other deposits	9,436	9,465
Accrued dividends	453	474

	143,918	65,996
Amounts payable to affiliates	—	873
Collateral payable for securities lending and other transactions	38,265	109,555
Other liabilities	42,957	36,872
Liabilities related to separate accounts	61,169	101,875

Total liabilities	8,076,397	7,301,035
Stockholder’s equity:
Common stock, par value $1,500 per share—authorized 2,500 shares, issued and outstanding 2,000 shares	3,000	3,000
Additional paid-in capital	405,917	323,717
Accumulated other comprehensive loss	(391,244)	(21,451)
Retained earnings	58,933	84,260

Total stockholder’s equity	76,606	389,526

Total liabilities and stockholder’s equity	$8,153,003	$7,690,561

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

(Dollars in thousands)

	Year ended December 31,
	2008	2007	2006
Revenues:
Interest sensitive and index product charges	$43,012	$33,017	$28,401
Traditional life insurance premiums	3,394	3,765	4,171
Net investment income	407,505	325,290	240,026
Derivative income (loss)	(202,284)	(2,978)	70,433
Realized/unrealized losses on investments	(87,626)	(2,483)	(11)
Other income	39	865	—

Total revenues	164,040	357,476	343,020
Benefits and expenses:
Interest sensitive and index product benefits	268,241	275,948	170,328
Change in value of index product embedded derivatives	(190,130)	(5,742)	70,036
Traditional life insurance benefits	5,379	4,683	5,061
Decrease in traditional life future policy benefits	(1,937)	(1,543)	(1,096)
Distributions to participating policyholders	843	903	1,089
Underwriting, acquisition and insurance expenses	120,987	59,445	69,458
Other expenses	—	—	155

Total benefits and expenses	203,383	333,694	315,031

	(39,343)	23,782	27,989
Income taxes	14,175	(8,080)	(9,762)

Net income (loss)	$(25,168)	$15,702	$18,227

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Dollars in thousands)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity
Balance at January 1, 2006	$3,000	$178,817	$8,468	$50,331	$240,616
Comprehensive income:
Net income for 2006	—	—	—	18,227	18,227
Change in net unrealized investment gains/losses	—	—	(11,490)	—	(11,490)

Total comprehensive income					6,737
Capital contributions from parent	—	94,900	—	—	94,900

Balance at December 31, 2006	3,000	273,717	(3,022)	68,558	342,253
Comprehensive loss:
Net income for 2007	—	—	—	15,702	15,702
Change in net unrealized investment gains/losses	—	—	(18,429)	—	(18,429)

Total comprehensive loss					(2,727)
Capital contributions from parent	—	50,000	—	—	50,000

Balance at December 31, 2007	3,000	323,717	(21,451)	84,260	389,526
Comprehensive loss:
Net loss for 2008	—	—	—	(25,168)	(25,168)
Change in net unrealized investment gains/losses	—	—	(369,793)	—	(369,793)

Total comprehensive loss					(394,961)
Change in measurement date of benefit plans	—	—	—	(159)	(159)
Capital contributions from parent	—	82,200	—	—	82,200

Balance at December 31, 2008	$3,000	$405,917	$(391,244)	$58,933	$76,606

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year ended December 31,
	2008	2007	2006
Operating activities
Net income (loss)	$(25,168)	$15,702	$18,227
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Adjustments related to interest sensitive and index products:
Interest credited/index credits to account balances, excluding deferred sales inducements	193,428	261,458	145,483
Change in fair value of embedded derivatives	(190,130)	(5,742)	70,036
Charges for mortality and administration	(42,605)	(31,567)	(27,132)
Deferral of unearned revenues	173	255	86
Amortization of unearned revenue reserve	(38)	(22)	(33)
Provision for amortization of property and equipment	645	370	259
Provision for accretion and amortization of investments	(3,148)	(3,097)	(3,724)
Realized/unrealized losses on investments	84,734	2,483	11
Change in fair value of derivatives	166,840	3,319	(51,947)
Decrease in traditional life benefit accruals	(1,937)	(1,497)	(1,398)
Policy acquisition costs deferred	(104,920)	(119,680)	(138,948)
Amortization of deferred policy acquisition costs	94,412	34,238	43,848
Amortization of deferred sales inducements	67,626	9,245	18,654
Net sale of fixed maturities—trading	—	15,000	—
Change in accrued investment income	(14,439)	(13,485)	(21,506)
Change in amounts receivable from/payable to affiliates	(1,382)	7,567	(8,274)
Change in reinsurance recoverable	18,371	22,915	(18,791)
Change in current income taxes	(9,787)	(9,760)	3,687
Provision for deferred income taxes	13,913	(2,138)	(2,352)
Other	13,857	6,362	(3,119)

Net cash provided by operating activities	260,445	191,926	23,067

Investing activities
Sale, maturity or repayment of investments:
Fixed maturities—available for sale	244,755	165,621	156,502
Mortgage loans on real estate	26,788	19,772	25,688
Derivative instruments	32,158	104,485	104,030
Policy loans	3,671	4,558	3,319
Short-term investments—net	—	—	49,878

	307,372	294,436	339,417

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS (Continued)

(Dollars in thousands)

	Year ended December 31,
	2008	2007	2006
Investing activities (continued)
Acquisition of investments:
Fixed maturities—available for sale	(1,153,631)	(1,274,946)	(1,576,227)
Equity securities—available for sale	(3,500)	—	—
Mortgage loans on real estate	(150,844)	(274,233)	(173,215)
Derivative instruments	(169,816)	(98,827)	(67,954)
Policy loans	(2,883)	(3,237)	(3,013)
Short-term investments—net	(39,548)	(6,615)	—

	(1,520,222)	(1,657,858)	(1,820,409)
Purchases of property and equipment	(515)	(725)	(781)

Net cash used in investing activities	(1,213,365)	(1,364,147)	(1,481,773)

Financing activities
Receipts from interest sensitive and index products credited to policyholder account balances	$1,580,796	$1,591,114	$1,838,356
Return of policyholder account balances on interest sensitive and index products	(721,276)	(440,131)	(321,978)
Capital contributions from parent	40,551	—	46,338

Net cash provided by financing activities	900,071	1,150,983	1,562,716

Increase (decrease) in cash and cash equivalents	(52,849)	(21,238)	104,010
Cash and cash equivalents at beginning of year	83,059	104,297	287

Cash and cash equivalents at end of year	$30,210	$83,059	$104,297

Supplemental disclosure of cash flow information
Cash paid (refunded) for income taxes during the year	$(18,301)	$19,979	$8,427
Non-cash operating activity—deferral of sales inducements	58,613	81,942	88,915
Non-cash investing activity—fixed maturities transferred to equity securities	4,000	—	—
Non-cash financing activity:
Fixed maturities contributed from parent	41,649	47,263	48,562
Short-term securities contributed from parent	—	2,737	—

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies

Nature of Business

EquiTrust Life Insurance Company (we or the Company), a wholly owned subsidiary of FBL Financial Group, Inc., operates in the life insurance industry. We market individual annuity products through independent agents and brokers and variable products through alliances with other insurance companies. These sales take place throughout the United States. In addition to writing direct insurance business, we have assumed closed blocks of life and annuity business through coinsurance agreements.

Accounting Changes

Effective January 1, 2008, we adopted Statement of Financial Accounting Standards (Statement) No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value and expands the required disclosures about fair value measurements. See Note 4, “Fair Value,” for detailed information regarding our fair value measurements. The impact of adoption was to decrease the carrying value of certain investments and certain policy liabilities and accruals in our financial statements, resulting in an increase to net income of $5.9 million. The primary impact of this change was a decrease to the embedded derivatives in the index annuity reserves of $27.1 million. The impact of this change on net income was mitigated by offsets for the amortization of deferred policy acquisition costs and deferred sales inducements and income taxes.

On September 30, 2008, we adopted Financial Accounting Standards Board (FASB) Staff Position (FSP) FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active.” This FSP clarifies the application of Statement No. 157 in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with Statement No. 157. The impact of this adoption did not have a material effect on our financial statements.

Effective January 1, 2008, we adopted the measurement date portion of Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R).” This portion of Statement No. 158 requires measurement of a plan’s assets and benefit obligations as of the end of the employer’s fiscal year. We adopted the measurement date portion of this Statement, using the single measurement date method, which resulted in a decrease to retained earnings totaling $0.2 million.

Effective January 1, 2008, we adopted FSP FIN 39-1, which amends certain aspects of FASB Interpretation No. 39, “Offsetting of Amounts Related to Certain Contracts—an interpretation of APB Opinion No. 10 and FASB Statement No. 105.” This FSP allows a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement. We elected to implement this statement and have adopted a policy to offset the collateral against the derivatives. At December 31, 2008, we had master netting agreements with counterparties covering cash collateral payable totaling $10.9 million, which is netted against the fair value of the call options included in derivative instruments in our balance sheet. At December 31, 2007, we had master netting agreements with counterparties covering cash collateral payable totaling $70.9 million. The prior year balance sheet has been reclassified to reflect this change. Any excess collateral that remains after the netting is included in the collateral held or payable for securities lending and other transactions on our balance sheets. We did not have any excess collateral at December 31, 2008 or 2007. This FSP has no impact on our statements of operations.

Investments

Fixed Maturity Securities

Fixed maturity securities, comprised of bonds and redeemable preferred stocks, which may be sold, are designated as “available for sale.” Available-for-sale securities are reported at fair value and unrealized gains and losses on

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

these securities are included directly in stockholders’ equity as a component of accumulated other comprehensive income (loss). The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs, deferred sales inducements and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized.

Fixed maturity securities that are purchased with the intent to sell within a short period of time are classified as “trading.” These securities are carried at fair value and unrealized gains and losses are reflected in the statements of operations as a component of realized/unrealized gains (losses) on investments. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities’ expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities’ expected lives.

Equity securities, comprised of non-redeemable preferred stocks, are designated as “available for sale” and reported at fair value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder’s equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income (loss).

Mortgage Loans on Real Estate

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

Derivative Instruments

Derivative instruments include call options used to fund index credits on index annuities sold through our independent distribution channel. In addition, we have embedded derivatives associated with our index annuity business and certain modified coinsurance contracts. All derivatives are measured at fair value and recognized as assets, net of related collateral payable, in the balance sheets.

Our derivatives are not designated as hedging instruments, therefore the change in fair value is recognized in earnings in the period of change. See Note 3, “Derivative Instruments,” for more information regarding our derivative instruments and embedded derivatives.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

Collateral Held/Payable for Securities Lending and Other Transactions

We participate in a securities lending program whereby certain fixed maturity securities from our investment portfolio are loaned to other institutions for a short period of time. We require initial collateral equal to or greater than 102% of the fair value of the loaned securities and at least 100% collateral be maintained through the period the securities are on loan. The collateral is invested by the lending agent, in accordance with our guidelines, generating fee income that is recognized as net investment income over the period the securities are on loan. The collateral is accounted for as a secured borrowing and is recorded as an asset on the balance sheets, with a corresponding liability reflecting our obligation to return this collateral upon the return of the loaned securities.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

During the second quarter of 2008 we discontinued entering into any new securities lending agreements and we expect the existing loaned securities to decrease in 2009 as the underlying collateral matures.

We also obtain collateral relating to certain derivative transactions. We invest cash collateral received and record a liability for amounts owed to counterparties for these transactions. See Note 2, “Investment Operations,” for more information regarding our collateral.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that collection is uncertain.

Realized/Unrealized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. This line item also includes the change in unrealized gains and losses on trading securities. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value and a specific write down is taken. Such reductions in carrying value are recognized as realized losses on investments. For fixed maturity securities and equity securities, the fair value becomes the new cost basis for the security and the cost basis is generally not adjusted for subsequent recoveries in fair value. However, for fixed maturity securities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows. It is difficult to estimate cash flows on securities that have been written down for an other-than-temporary impairment due to the inherent variability of cash flows associated with distressed securities. No such amortization was recorded in 2008, 2007 or 2006.

Fair Values

Fair values of fixed maturity securities are based on quoted market prices in active markets when available. Fair values of fixed maturity securities that are not actively traded are estimated using valuation models that vary by asset class. See Note 4, “Fair Values of Financial Instruments,” for more information on assumptions and the amount of securities priced using the valuation models. Fair values for all securities are reviewed for reasonableness by considering overall market conditions and values for similar securities.

Fair values of redeemable preferred stocks, equity securities, and call options are based on the latest quoted market prices, or for those stocks not readily marketable, generally at values which are representative of the fair values of comparable issues. In addition, fair values for all derivative instruments include a credit risk adjustment for the liable party.

Cash and Cash Equivalents

For purposes of our statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Cash collateral received for derivative positions is invested in cash equivalents and reported with derivative instruments in the balance sheets.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers’ share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

We assume, under coinsurance agreements, certain fixed rate and index annuity contracts. Call options used to fund index credits on the assumed index annuities are purchased by and maintained on the books of the ceding company. We record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable on the balance sheets. See Note 3, “Derivative Instruments,” for more information regarding these call options and see Note 5, “Reinsurance and Policy Provisions,” for additional information regarding these reinsurance agreements.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Deferred policy acquisition costs include certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Deferred sales inducements include premium bonuses and bonus interest credited to contracts during the first contract year only. For participating traditional life insurance, interest sensitive and index products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality and expense margins. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised.

Late in the fourth quarter of 2008 and the beginning of 2009, we experienced an unanticipated increase in surrender and withdrawal rates, primarily due to the impact of low U.S. Treasury yields on the market value adjustment feature for our direct fixed annuity products, which provided an environment where contract holders could surrender with smaller net surrender charges. This unanticipated activity required us to update the assumptions in our amortization models, which decreased deferred policy acquisition costs $17.0 million and deferred sales inducements $12.6 million in 2008. After taxes, this increased the 2008 net loss $19.2 million.

Property and Equipment

Property and equipment, comprised of capitalized software costs, is reported at cost less allowances for amortization. Amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Capitalized software costs had a carrying value of $1.4 million at December 31, 2008 and $1.5 million at December 31, 2007, and estimated useful lives that range from two to five years. Amortization expense for capitalized software was $0.6 million in 2008, $0.4 million in 2007 and $0.3 million in 2006.

Goodwill

Goodwill of $1.2 million is included in other assets in our balance sheets and represents identifiable intangible assets relating to insurance licenses obtained when the we were acquired by FBL Financial Group, Inc. Identifiable intangible assets with indefinite lives are not amortized but are subject to annual impairment testing. We have performed impairment testing and determined none of our goodwill was impaired as of December 31, 2008 or 2007.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for index

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

annuities are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive products. Fair value of the index options are calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect our credit risk and an additional provision for adverse deviation. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

For our direct business, interest crediting rates for interest sensitive products ranged from 3.00% to 6.00% in 2008 and from 2.30% to 5.50% in 2007 and 2006. For interest sensitive products assumed through coinsurance agreements, interest crediting rates ranged from 3.10% to 5.10% in 2008 and 3.00% to 6.00% in 2007 and 2006. A portion of the interest credited on our direct business ($7.1 million in 2008, $9.6 million in 2007 and $3.9 million in 2006) represents an additional interest credit on first-year premiums, payable at policy issue or until the first contract anniversary date (first-year bonus interest). These amounts are included as deferred sales inducements.

The liability for future policy benefits for participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions ranged from 2.25% to 5.50% at December 31, 2008 and 2007. The average rate of assumed investment yields used in estimating gross margins was 6.53% in 2008, 7.11% in 2007 and 6.98% in 2006. Accrued dividends for participating business assumed are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the ceding company’s Board of Directors. Participating business accounted for 1.0% of direct receipts from policyholders during 2008 (2007—0.9% and 2006—1.4%) and represented 0.4% of life insurance in force at December 31, 2008 (2007—0.4% and 2006—0.5%). The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The unearned revenue reserve reflects the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

Separate Accounts

The separate account assets and liabilities reported in our accompanying balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive, index and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest or index amounts credited to policyholder account balances (excluding sales inducements) and benefit claims incurred in excess of policyholder account balances during the period. Changes in the reserves for the embedded derivatives in the index annuities and amortization of deferred policy acquisition costs and deferred sales inducements are recognized as expense over the life of the policy.

We reduced our reserves for the embedded derivative in our coinsured index annuities $7.1 million in 2006. This adjustment, which is the correction of an overstatement that started in 2001, increased 2006 net income $2.6 million after offsets for taxes and the amortization of deferred policy acquisition costs and deferred sales inducements. The impact to the financial statement line items and prior period financial statements affected by this overstatement is not material. This adjustment does not impact our segment results as the segment results are based on operating income which, as explained in Note 12, excludes the impact of changes in the valuation of derivatives.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs and deferred sales inducements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Underwriting, Acquisition and Insurance Expenses

	Year ended December 31,
	2008	2007	2006
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$997	$1,439	$1,461
Amortization of deferred policy acquisition costs	94,412	34,238	43,848
Other underwriting, acquisition and insurance expenses, net of deferrals	25,578	23,768	24,149

Total	$120,987	$59,445	$69,458

See the “Deferred Policy Acquisition Costs and Deferred Sales Inducements” section above regarding the impact of an unlocking adjustment in 2008 on amortization of deferred policy acquisition costs.

Comprehensive Income

Unrealized gains and losses on our available-for-sale securities are included in accumulated other comprehensive income (loss) in stockholder’s equity. Other comprehensive income (loss) excludes net investment losses included in net income (loss) which represent transfers from unrealized to realized gains and losses. These amounts totaled $38.2 million in 2008, $0.9 million in 2007 and less than $0.1 million in 2006. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs and deferred sales inducements totaling $45.5 million in 2008, $1.7 million in 2007 and less than $0.1 million in 2006.

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NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

Reclassifications

Certain amounts in the 2007 and 2006 financial statements have been reclassified to conform to the 2008 financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs and deferred sales inducements, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

2.    Investment Operations

Fixed Maturities

Available For Sale Fixed Maturity and Equity Securities by Investment Category

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(Dollars in thousands)
December 31, 2008
Bonds:
Corporate securities	$3,616,424	$18,157	$(607,406)	$3,027,175
Mortgage and asset-backed securities	1,771,532	26,946	(315,460)	1,483,018
United States Government and agencies	130,915	4,354	(4,000)	131,269
State, municipal and other governments	1,017,126	1,455	(99,951)	918,630

Total fixed maturities	$6,535,997	$50,912	$(1,026,817)	$5,560,092

Equity securities	$7,500	$—	$(2,422)	$5,078

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(Dollars in thousands)
December 31, 2007
Bonds:
Corporate securities	$2,983,399	$38,635	$(96,169)	$2,925,865
Mortgage and asset-backed securities	1,540,584	7,114	(61,478)	1,486,220
United States Government and agencies	234,862	2,572	(3,961)	233,473
State, municipal and other governments	912,785	13,048	(10,381)	915,452
Redeemable preferred stocks	4,000	—	(900)	3,100

Total fixed maturities	$5,675,630	$61,369	$(172,889)	$5,564,110

Short-term investments have been excluded from the above schedule as amortized cost approximates fair value for these securities. In 2008 non-redeemable perpetual preferred securities with a fair value totaling $3.1 million, which were previously reported with fixed maturity securities, were reclassified to equity securities.

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NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

Available For Sale Fixed Maturity Securities by Maturity Date

	December 31, 2008
	Amortized Cost	Estimated Fair Value
	(Dollars in thousands)
Due in one year or less	$42,103	$42,139
Due after one year through five years	778,356	699,224
Due after five years through ten years	1,897,141	1,593,973
Due after ten years	2,046,865	1,741,738

	4,764,465	4,077,074
Mortgage and asset-backed securities	1,771,532	1,483,018

	$6,535,997	$5,560,092

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Net Unrealized Loss on Fixed Maturity and Equity Securities

	December 31,
	2008	2007
	(Dollars in thousands)
Unrealized depreciation on:
Fixed maturities—available for sale	$(975,905)	$(111,520)
Equity securities—available for sale	(2,422)	—
Adjustment for assumed changes in amortization pattern of:
Deferred policy acquisition costs	243,342	50,319
Deferred sales inducements	133,149	28,223
Unearned revenue reserve	(77)	(24)
Provision for deferred income taxes	210,669	11,551

Net unrealized investment losses	$(391,244)	$(21,451)

The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, deferred sales inducements and unearned revenue reserve totaling ($497.0) million in 2008, ($69.8) million in 2007 and ($28.3) million in 2006.

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NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

Fixed Maturity Securities with Unrealized Losses by Length of Time Unrealized

December 31, 2008
	Less than one year		One year or more		Total
Description of Securities	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$1,579,664	$(220,572)	$971,245	$(386,834)	$2,550,909	$(607,406)
Mortgage and asset-backed securities	289,992	(74,187)	595,439	(241,273)	885,431	(315,460)
United States Government and agencies	31,052	(4,000)	—	—	31,052	(4,000)
State, municipal and other governments	568,971	(47,932)	273,046	(52,019)	842,017	(99,951)

Total fixed maturities	$2,469,679	$(346,691)	$1,839,730	$(680,126)	$4,309,409	$(1,026,817)

December 31, 2007
	Less than one year		One year or more		Total
Description of Securities	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$744,401	$(31,809)	$791,878	$(64,360)	$1,536,279	$(96,169)
Mortgage and asset-backed securities	421,362	(27,185)	584,338	(34,293)	1,005,700	(61,478)
United States Government and agencies	—	—	76,842	(3,961)	76,842	(3,961)
State, municipal and other governments	89,627	(1,827)	287,902	(8,554)	377,529	(10,381)
Redeemable preferred stock	3,100	(900)	—	—	3,100	(900)

Total fixed maturities	$1,258,490	$(61,721)	$1,740,960	$(111,168)	$2,999,450	$(172,889)

Included in the above table are 1,248 securities from 835 issuers at December 31, 2008 and 735 securities from 490 issuers at December 31, 2007. These increases are primarily due to an increase in spreads between the risk-free and corporate and other bond yields. The following summarizes the more significant unrealized losses by investment category as of December 31, 2008.

Corporate securities:    The unrealized losses on corporate securities totaled $607.4 million, or 59.2% of our total unrealized losses. The largest losses were in the financial services sector ($657.7 million carrying value and $291.9 million unrealized loss). The largest unrealized losses in the financial services sector were in the holding and other investment offices sector ($230.6 million carrying value and $140.7 million unrealized loss) and the depository institutions sector ($190.6 million carrying value and $77.9 million unrealized loss). The majority of unrealized losses in the holding and other investment offices sector are commercial real estate investment trust bonds and synthetic collateralized debt obligations. The unrealized losses in the real estate investment trust bonds are primarily due to an increase in credit spreads due to the sector’s exposure to commercial real estate and market concerns about the ability to access the capital markets. The unrealized losses in the synthetic collateralized debt obligations are explained below. The unrealized losses in the depository institutions sector are primarily due to a decrease in market liquidity and concerns regarding the underlying credit quality of subprime and other assets held by foreign or large national and regional domestic banks.

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NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

The manufacturing sector ($664.7 million carrying value and $122.2 million unrealized loss) had a concentration of losses in the paper and allied products sector ($50.9 million carrying value and $22.5 million unrealized loss), the petroleum and coal products sector ($68.1 million carrying value and $12.2 million unrealized loss) and the printing and publishing sector ($36.3 million carrying value and $10.5 million unrealized loss). The unrealized losses in these three sectors are due to spread widening that is the result of weaker operating results. The unrealized losses in the remaining corporate sectors are also primarily attributable to spread widening due to a decrease in market liquidity, and increase in market volatility and concerns about the general health of the economy.

Because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2008.

Mortgage and asset-backed securities:    The unrealized losses on mortgage and asset-backed securities totaled $315.5 million, or 30.7% of our total unrealized losses, and were caused primarily by concerns regarding mortgage defaults on subprime and other risky mortgages. There were also concerns regarding potential downgrades or defaults of monoline bond insurers providing credit protection for underlying securities. These concerns resulted in spread widening in the sector as liquidity decreased in the market. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities. Because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2008.

United States Government and agencies:    The unrealized losses on U.S. Governments and agencies totaled $4.0 million, or 0.4% of our total unrealized losses, and were caused by spread widening. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on direct guarantees from the U.S. Government and by agencies of the U.S. Government. Because the decline in fair value is attributable to increases in general market spreads and market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2008.

State, municipal and other governments:    The unrealized losses on state, municipal and other governments totaled $100.0 million, or 9.7% of our total unrealized losses, and were primarily caused by general spread widening and concerns regarding the stability of the credit quality of the monoline bond insurers. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on the taxing authority of a municipality or the revenues of a municipal project. Because the decline in fair value is primarily attributable to increased spreads and concerns regarding the stability of the monoline bond insurers, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2008.

Excluding mortgage and asset-backed securities, no securities from the same issuer had an aggregate unrealized loss in excess of $9.3 million at December 31, 2008. The $9.3 million unrealized loss is from one BB rated security, which is a synthetic collateralized debt obligation backed by investment grade credit default swaps. This security has been impacted by the loss of market liquidity, actual defaults in the collateral and spread widening. This security has been impacted by the loss of market liquidity, call risk and spread widening. We have the ability and intent to hold this security until a recovery of fair value, which may be maturity and therefore, do not consider it to be other-than-temporarily impaired at December 31, 2008. With respect to mortgage and asset-backed securities not backed by the United States Government, no securities from the same issuer had an aggregate unrealized loss in excess of $41.4 million at December 31, 2008. The $41.4 million unrealized loss from one issuer relates to 19 different securities that are backed by different pools of residential mortgage loans. All but one of the 19 securities are rated

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NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

investment grade and the largest unrealized loss on any one security totaled $6.7 million at December 31, 2008. The non-investment grade security had an unrealized loss of $2.1 million at December 31, 2008. We have the intent and ability to hold these investments until a recovery of fair value, which may be at maturity, and therefore do not consider these investments to be other-than-temporary impaired at December 31, 2008.

Excluding mortgage and asset-backed securities and one collateralized debt obligation that was impaired during 2008 (see discussion that follows); our largest exposure to securities from any one issuer had an aggregate unrealized loss of $2.4 million at December 31, 2007. With respect to mortgage and asset-backed securities not backed by the United States Government, no securities from the same issuer had an aggregate unrealized loss in excess of $10.6 million at December 31, 2007. The $10.6 million unrealized loss from one issuer relates to 12 different securities that are backed by different pools of residential mortgage loans. All 12 securities are rated investment grade and the largest unrealized loss on any one security totaled $2.3 million at December 31, 2007

Our investments in synthetic collateralized debt obligations are backed by credit default swaps with no home equity exposure. These securities have a carrying value of $3.1 million and unrealized loss of $21.9 million at December 31, 2008 and a carrying value of $20.0 million and unrealized loss of $5.0 million at December 31, 2007. The unrealized loss increased in 2008 primarily due to actual defaults in the collateral, general spread widening and market concerns of increased defaults in the future. Our investment professionals have stress tested all of these securities and determined that future principal losses are not expected based on reasonably adverse conditions. Assuming a 35% recovery, on average these investments could all withstand seven to twelve more defaults without losing any principal. The number of defaults is an estimate based on the remaining credit enhancement (subordination) that remains in each security. Each default that occurs reduces subordination to the security, depending on the loss amount and exposure. Depending on the investment, the synthetic collateralized debt obligations we own have exposure to approximately 120 to 150 reference names, which results in an average default level of 5.0% to 10.0% before we would lose principal. Based on historical performance and current economic conditions, we do not expect future defaults will exceed these levels and believe the existing subordination is sufficient to maintain the value of our investments. In addition, we have the intent and ability to hold these investments until a recovery of fair value, which may be maturity, therefore we do not consider these investments to be other-than-temporarily impaired at December 31, 2008.

In addition, one collateralized debt obligation partially backed by subprime mortgages was written down during the first and second quarters of 2008 to the estimated fair value of less than $0.1 million. This security had an amortized cost of $4.0 million and a fair value of $0.6 million at December 31, 2007. This security was sold during the third quarter of 2008 for the estimated fair value of less than $0.1 million.

We also have $2.4 million of gross unrealized losses on equity securities with an estimated fair value of $5.1 million at December 31, 2008. The unrealized losses at December 31, 2008 are attributable to perpetual preferred securities in the financial sector. These equity securities have been in an unrealized loss position for less than one year. The unrealized losses on these securities is due to concerns about the quality of the assets the issuers hold and uncertainty regarding when these securities will be called. These securities are similar to fixed maturities as they provide periodic cash flows, contain call features and are similarly rated and priced like other long-term callable bonds. We have the intent and ability to hold these investments until a recovery of fair value; therefore we do not consider them to be other-than-temporarily impaired at December 31, 2008.

Regarding our entire portfolio, we monitor the financial condition and operations of the issuers of securities rated below investment grade and of the issuers of certain investment grade securities on which we have concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

•	historical operating trends;

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NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

•	business prospects;

•	status of the industry in which the company operates;

•	analyst ratings on the issuer and sector;

•	quality of management;

•	size of the unrealized loss;

•	level of current market interest rates compared to market interest rates when the security was purchased;

•	length of time the security has been in an unrealized loss position; and

•	our intent and ability to hold the security.

Mortgage Loans on Real Estate

Our mortgage loan portfolio consists principally of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

We establish an allowance as needed, consisting of specific reserves, for possible losses against our mortgage loan portfolio. An allowance is needed for loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements. There were no impaired loans requiring a valuation allowance during 2008, 2007 or 2006. At December 31, 2008, we had one mortgage loan in the process of foreclosure with a current outstanding principal balance of $3.7 million and property appraised value of $4.5 million.

Net Investment Income

Components of Net Investment Income

	Year ended December 31,
	2008	2007	2006
	(Dollars in thousands)
Fixed maturity securities—available for sale	$366,095	$290,405	$217,617
Fixed maturity securities—trading	—	195	546
Equity securities	367	—	—
Mortgage loans on real estate	45,143	34,373	22,419
Policy loans	1,176	1,223	1,278
Short-term investments, cash and cash equivalents	2,346	9,005	2,014
Prepayment fee income and other	964	1,268	2,150
Interest paid on collateral held	(426)	(4,526)	(1,243)

	415,665	331,943	244,781
Less investment expenses	(8,160)	(6,653)	(4,755)

Net investment income	$407,505	$325,290	$240,026

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NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

Realized and Unrealized Gains and Losses

	Year ended December 31,

	2008	2007	2006

	(Dollars in thousands)
Realized/unrealized—recorded in income
Fixed maturities—available for sale	$(83,767)	$(2,557)	$(94)
Fixed maturities—trading	—	74	83
Collateral held for securities lending and other transactions	(966)	—	—
Derivative instruments assumed	(2,893)	—	—

Realized losses on investments	$(87,626)	$(2,483)	$(11)

Change in Unrealized—accumulated other comprehensive loss
Fixed maturities—available for sale	$(864,385)	$(88,198)	$(39,752)
Equity securities—available for sale	(2,422)	—	—

Change in unrealized appreciation/depreciation of investments—available for sale	$(866,807)	$(88,198)	$(39,752)

The income on fixed maturity securities classified as trading in 2006 represents unrealized gains relating to securities held as of December 31, 2006 that were realized upon maturity in 2007.

Sales, Maturities and Principal Repayments on Fixed Maturity Securities

	Amortized Cost	Gross Realized Gains	Gross Realized Losses	Proceeds

	(Dollars in thousands)
Year ended December 31, 2008
Scheduled principal repayments and calls—available for sale	$193,637	$—	$—	$193,637
Sales—available for sale	52,473	2,866	(4,221)	51,118

Total	$246,110	$2,866	$(4,221)	$244,755

Year ended December 31, 2007
Scheduled principal repayments and calls—available for sale	$151,763	$—	$—	$151,763
Sales—available for sale	13,611	311	(64)	13,858

Total	$165,374	$311	$(64)	$165,621

Year ended December 31, 2006
Scheduled principal repayments and calls—available for sale	$130,827	$—	$—	$130,827
Sales—available for sale	25,749	335	(409)	25,675

Total	$156,576	$335	$(409)	$156,502

Realized losses on sales in 2008 include a $2.3 million loss on a bank and $1.3 million on a printing and publishing company that experienced significant losses during 2008 and filed for bankruptcy protection.

Realized losses on fixed maturities totaling $82.4 million in 2008 and $2.8 million in 2007 were incurred as a result of writedowns for other-than-temporary impairment of fixed maturity securities. There were no writedowns for other-than-temporary impairments in 2006.

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NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

Variable Interest Entities

We have an investment in one variable interest entity for which we are not considered the primary beneficiary. This investment consists of one mezzanine commercial real estate loan on real estate property with assets less than $42.0 million at December 31, 2008 and less than $21.0 million at December 31, 2007. Our investment in this real estate project was made during 2007. We did not have any investment in variable interest entities at December 31, 2006. Our maximum exposure to loss is the carrying value of our investment which totaled $2.5 million at December 31, 2008 and 2007.

Other

At December 31, 2008, affidavits of deposits covering investments with a carrying value totaling $6,436.4 million were on deposit with state agencies to meet regulatory requirements.

At December 31, 2008, there were no commitments to provide additional funding for mortgage loans on real estate.

Securities recorded on our consolidated balance sheets with a fair value of $36.5 million at December 31, 2008 and $98.1 million at December 31, 2007 were on loan as part of our securities lending program. In addition, we were liable for cash collateral under our control from this program totaling $38.3 million at December 31, 2008 and $101.1 million at December 31, 2007.

We held cash collateral for derivative and other transactions totaling $10.9 million at December 31, 2008 and $79.0 million at December 31, 2007 that was invested and included in the balance sheets with corresponding amounts netted against call options in derivative instruments. No off-balance sheet collateral was held at December 31, 2008 or 2007.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2008 include fixed maturities totaling less than $0.1 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder’s equity at December 31, 2008.

Our parent contributed fixed maturity securities and accrued interest to us with a fair value totaling $41.6 million during 2008 and fixed maturities and short term investments with a fair value totaling $50.0 million during 2007. These capital contributions were recorded at fair value and the fixed maturity securities were classified as available for sale.

3.    Derivative Instruments

We write index annuities directly and assume index annuity business under a coinsurance agreement. Index annuities guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. Most of the premium received is invested in investment grade fixed income securities and a portion of the premium received from the contract holder is used to purchase derivatives consisting of one-year or two-year call options on the applicable market indices to fund the index credits due to the index annuity contract holders. On the respective anniversary dates of the index annuity contracts, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement No. 133, “Accounting for Derivative Instruments and Hedging

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NOTES TO FINANCIAL STATEMENTS (Continued)

3.    Derivative Instruments (Continued)

Activities.” Therefore, the change in fair value of the options is recognized in earnings in the period of change. The cost of the options can be managed through the terms of the index annuities, which permit changes to participation rates, asset fees and/or caps, subject to guaranteed minimums.

We held call options relating to our direct business, net of collateral received for counterparty credit risk, with a fair value of $12.9 million at December 31, 2008 and $43.7 million at December 31, 2007. Our share of call options assumed, which is recorded as embedded derivatives in reinsurance recoverable, totaled $5.6 million at December 31, 2008 and $22.4 million at December 31, 2007. Derivative income (loss) includes ($201.5) million for 2008, ($3.0) million for 2007 and $70.4 million for 2006 relating to call option proceeds and changes in fair value.

We are exposed to counterparty credit risk (the risk that the counterparty fails to perform under the terms of the derivative contract). We do not anticipate nonperformance by any of our counterparties. We purchase derivative instruments from multiple counterparties and evaluate the creditworthiness of all counterparties prior to purchase of the contracts. Purchasing such contracts from financial institutions with superior performance reduces the credit risk associated with these agreements. Collateral support documents are negotiated to further reduce the exposure when deemed necessary. Our credit exposure is the fair value of derivative instruments with a positive value. Cash is required at initiation of the contract and contracts are settled for value at termination.

The reserve for index annuity contracts includes a series of embedded derivatives that represent the contract holder’s right to participate in index returns over the expected lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next index reset date. The change in the value of this embedded derivative is reported on a separate line in our statements of operations and totaled ($190.1) million for 2008, ($5.7) million for 2007 and $70.0 million for 2006.

We have modified coinsurance agreements where interest on funds withheld is determined by reference to a pool of fixed maturity securities. These arrangements contain embedded derivatives requiring bifurcation. Embedded derivatives in these contracts are recorded at fair value at each balance sheet date and changes in the fair values of the derivatives are recorded as derivative income or loss. The fair value of the embedded derivatives pertaining to funds withheld on variable business assumed by us totaled ($0.9) million at December 31, 2008 and less than $0.1 million in 2007, and the fair value of the embedded derivatives pertaining to funds withheld on business ceded by us was $0.3 million at December 31, 2008 and $0.2 million at December 31, 2007. Derivative income (loss) from our modified coinsurance contracts totaled ($0.8) million in 2008, $0.1 million in 2007 and less than $0.1 million in 2006.

4.    Fair Values of Financial Instruments

Statement No. 107, “Disclosures About Fair Value of Financial Instruments,” requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. Statement No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost.

As discussed in Note 1 above, Statement No. 157, “Fair Value Measurements,” defines fair value, establishes a framework for measuring fair value and expands the required disclosures about fair value measurements. Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Statement No. 157 also establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors,

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NOTES TO FINANCIAL STATEMENTS (Continued)

4.    Fair Values of Financial Instruments (Continued)

including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. For some investments little market activity may exist and management’s determination of fair value is then based on the best information available in the circumstances, and may incorporate management’s own assumptions of what a market participant would consider for the fair value, which involves a significant degree of judgment.

The fixed income markets in 2008 experienced a period of extreme volatility and limited market liquidity conditions, which affected a broad range of asset classes and sectors. In addition, there were credit downgrade events and an increased probability of default for many fixed income instruments. These volatile market conditions increased the difficulty of valuing certain instruments as trading was less frequent and/or market data was less observable. There were certain instruments that were in active markets with significant observable data that became illiquid due to the current financial environment or market conditions. As a result, certain valuations require greater estimation and judgment as well as valuation methods which are more complex. These values may not ultimately be realizable in a market transaction, and such values may change very rapidly as market conditions change and valuation assumptions are modified.

We used the following methods and assumptions in estimating the fair value of our financial instruments in 2008. Fair values for 2007 used similar methodologies, however there were no adjustments for credit risk or adverse deviation.

Fixed maturity securities:    Fair values of fixed maturity securities are based on quoted market prices in active markets when available. Investments for which market prices are not observable are generally private investments, securities valued using non-binding broker quotes or securities with very little trading activity where reasonable prices from independent sources cannot be obtained. We have valued our investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis.

Equity securities:    The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

Mortgage loans on real estate:    Fair values are estimated by discounting expected cash flows of each loan at an interest rate equal to a spread above the U.S. Treasury bond yield that corresponds to the loan’s expected life. These spreads are based on overall market pricing of commercial mortgage loans at the time of valuation.

Derivative instruments:    Fair values for call options are based on counterparty market prices adjusted for a credit component of the counterparty, net of collateral paid. Prices are verified using analytical tools by our internal investment professionals.

Policy loans:    Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve.

Cash and short-term investments:    Amounts are reported at historical cost, adjusted for amortization of premiums or accrual of discounts, as applicable, which approximates the fair values due to the nature of these assets.

Reinsurance recoverable:    Reinsurance recoverable relating to our portion of the call options used to fund index credits on the index annuities assumed from a reinsurer is reported at fair value. Fair value is determined using quoted market prices for the call options, less an adjustment for credit risk. Reinsurance recoverable also includes the embedded derivatives in our modified coinsurance contracts under which we cede or assume business. Fair

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NOTES TO FINANCIAL STATEMENTS (Continued)

4.    Fair Values of Financial Instruments (Continued)

values for these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturity securities. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.

Collateral held and payable for securities lending and other transactions:    Fair values are obtained from an independent pricing source whose results undergo evaluation by our internal investment professionals.

Other assets and other liabilities:    Fair values for the embedded derivatives in our modified coinsurance contracts under which we cede or assume business are based on the difference between the fair value and the cost basis of the underlying fixed maturity securities. We are not required to estimate fair value for the remainder of the other assets or liabilities balances.

Assets held in separate accounts:    Separate account assets are reported at estimated fair value in our consolidated balance sheets based on quoted net asset values of the underlying mutual funds.

Future policy benefits and other policyholders’ funds:    Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary contracts) are estimated using one of two methods. For contracts with known maturities, fair value is determined using discounted cash flow valuation techniques based on current interest rates adjusted to reflect our credit risk and an additional provision for adverse deviation. For deposit liabilities with no defined maturities, fair value is the amount payable on demand. We are not required to estimate the fair value of our liabilities under other insurance contracts.

Liabilities related to separate accounts:    Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

Fair Values and Carrying Values of Financial Instruments

	December 31,

	2008		2007

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(Dollars in thousands)
Assets
Fixed maturities—available for sale	$5,560,092	$5,560,092	$5,564,110	$5,564,110
Equity securities—available for sale	5,078	5,078	—	—
Mortgage loans on real estate	829,565	791,846	705,473	711,240
Derivative instruments	12,888	12,888	43,695	43,695
Policy loans	18,420	24,534	19,208	22,641
Cash and short-term investments	99,828	99,828	113,129	113,129
Reinsurance recoverable	5,920	5,920	22,659	22,659
Collateral held for securities lending and other transactions	37,385	37,385	101,123	101,123
Other assets	—	—	150	150
Assets held in separate accounts	61,169	61,169	101,875	101,875

Liabilities
Future policy benefits	$7,575,904	$6,857,039	$6,772,940	$5,810,936
Other policyholders’ funds	143,437	143,841	65,491	75,906
Collateral payable for securities lending and other transactions	38,265	38,265	109,555	109,555
Other liabilities	857	857	—	—
Liabilities related to separate accounts	61,169	58,947	101,875	98,031

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NOTES TO FINANCIAL STATEMENTS (Continued)

4.    Fair Values of Financial Instruments (Continued)

Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.

Level 1—Quoted prices are available in active markets for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are mutual funds, money market funds and non-interest bearing cash. As required by Statement No. 157, we do not adjust the quoted price for these financial instruments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.

Level 2—Pricing inputs are other than quoted prices in active markets which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methods. Financial instruments which are generally included in this category include publicly traded issues priced by independent sources, cash equivalent securities, less liquid and restricted equity securities and over-the-counter derivatives.

Fair values of all Level 2 fixed maturity securities are obtained primarily from a variety of independent pricing sources, whose results undergo evaluation by our internal investment professionals. We generally obtain one price per security, which is compared to relevant credit information, perceived market movements and sector news. Market indices of similar rated asset class spreads are consulted for valuations and broker indications of similar securities are compared. If the issuer has had trades in similar debt outstanding but not necessarily the same rank in the capital structure, spread information is used to support fair value. If discrepancies are identified additional quotes are obtained and the quote that best reflects a fair value exit price at the reporting date is selected.

Level 3—Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include private corporate securities, non-binding broker and internally priced mortgage or other assets backed securities and other publicly traded issues and index annuity embedded derivatives.

Fair values of private investments are determined by reference to public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other securities where an exit price based on relevant observable inputs is not obtained from quoted market prices, the fair value is determined by our investment professionals using an enhanced matrix calculation. The matrix pricing performed by pricing services and our internal investment professionals includes a discounted cash flow analysis using a spread, including the specific creditors’ credit default swap spread (if available), over U.S. Treasury bond yields, adjusted for the maturity/average life differences. Spread adjustments are intended to reflect an illiquidity premium and take into account a variety of factors including but not limited to: senior unsecured versus secured status, par amount outstanding, number of holders, maturity, average life, composition of lending group and debt rating. These valuation methodologies involve a significant degree of judgment.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

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NOTES TO FINANCIAL STATEMENTS (Continued)

4.    Fair Values of Financial Instruments (Continued)

Valuation of our Financial Instruments by Fair Value Hierarchy Levels

	December 31, 2008

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

	(Dollars in thousands)
Assets
Fixed maturities—available for sale	$—	$5,056,900	$503,192	$5,560,092
Equity securities—available for sale	—	5,078	—	5,078
Derivative instruments	—	12,888	—	12,888
Cash and short-term investments	69,840	29,988	—	99,828
Reinsurance recoverable	—	5,920	—	5,920
Collateral held for securities lending and other transactions	—	37,385	—	37,385
Assets held in separate accounts	61,169	—	—	61,169

Liabilities
Future policy benefits—index annuity embedded derivatives	$—	$—	$522,733	$522,733
Collateral payable for securities lending and other transactions	—	38,265	—	38,265

Approximately 9.1% of the total fixed maturities are included in the Level 3 group. The fair value of the assets and liabilities above include the financial instruments’ nonperformance risk. Nonperformance risk is the risk that the instrument will not be fulfilled and affects the value at which the instrument could be transferred in an orderly transaction. The nonperformance risk for our assets was valued at less than $0.2 million at December 31, 2008. The nonperformance risk for our liabilities was valued at $236.3 million at December 31, 2008.

Level 3 Fixed Maturity Investments by Valuation Source

	December 31, 2008

	Private corporation	Publicly traded issues	Mortgage or other asset- backed securities	Total	Percent of Total

	(Dollars in thousands)
Source of valuation
Third-party vendors	$16,691	$157,545	$21,202	$195,438	38.8%
Priced internally	212,083	52,178	43,493	307,754	61.2

Total	$228,774	$209,723	$64,695	$503,192	100.0%

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

4.    Fair Values of Financial Instruments (Continued)

Level 3 Financial Instruments Changes in Fair Value

Fixed maturities—available for sale (dollars in thousands)
Balance, December 31, 2007	$566,002
Purchases (disposals), net	121,611
Realized and unrealized gains (losses), net	(122,463)
Transfers in and/or (out) of Level 3 (1)	(61,758)
Included in earnings (amortization)	(200)

Balance, December 31, 2008	$503,192

Change in unrealized gains/losses on investments held at December 31, 2008	$(99,265)

(1)	Included in the transfers in and/or out line above is $174.1 million of securities that were priced using a broker only quote at December 31, 2007 and were transferred to a pricing service that uses observable market data in the prices and $112.3 million that were transferred into Level 3 that did not have enough observable data to include in Level 2 at December 31, 2008, primarily due to a reduction in market activity.

Future policy benefits—index product embedded derivatives (dollars in thousands)
Balance, December 31, 2007	$747,064
Premiums less benefits, net	22,379
Impact of unrealized gains (losses), net	(246,710)

Balance, December 31, 2008	$522,733

Change in unrealized gains/losses on embedded derivatives held at December 31, 2008 (1)	$(246,710)

(1)	Excludes host accretion and the timing of posting index credits, which are included with the change in value of index product embedded derivatives in the consolidated statements of operations.

5.    Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding a portion of our exposure to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $0.1 million of coverage per individual life. Amounts in excess of $0.1 million are ceded to Farm Bureau Life or to various third-party reinsurers. We do not use financial or surplus relief reinsurance.

In addition to the cession of risks described above, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Certain business has also been reinsured to Midland National Life Insurance Company (Midland National), formerly Clarica Life Insurance Company U.S., under an assumption reinsurance agreement. Under the agreement, Midland

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

5.    Reinsurance and Policy Provisions (Continued)

National agreed to use its best efforts to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from us to Midland National. This business is treated as being reinsured under indemnity reinsurance arrangements for the fiscal years ended December 31, 2008, 2007 and 2006.

Life insurance in force ceded totaled $417.0 million (70.7% of direct life insurance in force) at December 31, 2008 and $412.9 million (71.5% of direct life insurance in force) at December 31, 2007. Insurance premiums and product charges have been reduced by $1.5 million in 2008, 2007 and 2006 and insurance benefits have been reduced by $0.6 million in 2008, $0.7 million in 2007 and $1.8 million in 2006 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We have assumed closed blocks of certain traditional life, universal life and annuity business through coinsurance agreements. In addition, we assume variable annuity and variable life business from alliance partners through modified coinsurance arrangements.

Life insurance in force assumed totaled $1,503.8 million (89.7% of total life insurance in force) at December 31, 2008 and $1,573.7 million (90.5% of total life insurance in force) at December 31, 2007. Premiums and product charges assumed totaled $22.1 million in 2008, $24.5 million in 2007 and $26.0 million in 2006. Insurance benefits assumed totaled $12.3 million in 2008, $9.7 million in 2007 and $10.9 million in 2006.

Policy Provisions

Certain variable annuity and variable universal life contracts in our separate accounts have minimum interest guarantees on funds deposited in our general account and guaranteed minimum death benefits (GMDBs) on our variable annuities. In addition, we have certain variable annuity contracts that have an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon death of the contract holder.

GMDB, IDB and GMIB Net Amount at Risk by Type of Guarantee

	December 31, 2008		December 31, 2007

Type of Guarantee	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$5,335	$1,448	$21,952	$22
Return the greater of highest anniversary value or net deposits	83,410	42,861	220,350	2,176
Incremental death benefit	79,803	1,075	207,493	14,986

Total		$45,384		$17,184

The separate account assets are principally comprised of stock and bond mutual funds. The net amount at risk for these contracts is based on the amount by which GMDB or IDB exceeds account value. The reserve for GMDBs and IDBs, determined using modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $0.4 million at December 31, 2008 and $0.3 million at December 31, 2007. The weighted average age of the contract holders with a GMDB or IDB rider was 53 years at December 31, 2008 and 2007. Paid benefits for GMDBs and IDBs totaled $0.2 million for 2008 and less than $0.1 million for 2007 and 2006.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Income Taxes

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled. A valuation allowance is required if it is more likely than not that a deferred tax asset will not be realized. In assessing the need for a valuation allowance we considered the scheduled reversal of deferred tax assets, projected future taxable income, taxable income from prior years available for recovery and tax planning strategies. Our tax planning strategies assume deferred tax assets related to unrealized losses on our investments are temporary as we have the intent and ability to hold the investments until maturity, at which time, the existing temporary difference is expected to reverse. As such, we have determined that the establishment of a valuation allowance was not necessary at December 31, 2008 and 2007.

Income Tax Expenses (Credits)

	Year ended December 31,

	2008	2007	2006

	(Dollars in thousands)
Taxes provided in statements of operations:
Current	$(28,088)	$10,218	$12,114
Deferred	13,913	(2,138)	(2,352)

	(14,175)	8,080	9,762
Taxes provided in statement of changes in stockholder’s equity:
Change in net unrealized investment gains/losses—deferred	(199,118)	(9,924)	(6,187)
Change in cumulative effect of change in accounting principal—deferred	(86)	—	—

	(199,204)	(9,924)	(6,187)

	$(213,379)	$(1,844)	$3,575

Effective Tax Rate Reconciliation to Federal Income Tax Rate
	Year ended December 31,
	2008	2007	2006

	(Dollars in thousands)
Income (loss) before income taxes	$(39,343)	$23,782	$27,989

Income tax at federal statutory rate (35%)	$(13,770)	$8,324	$9,796
Tax effect (decrease) of:
Tax-exempt dividend income	(524)	(346)	(240)
State income taxes	—	94	200
Other items	119	8	6

Income tax expense	$(14,175)	$8,080	$9,762

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Income Taxes (Continued)

Tax Effect of Temporary Differences Giving Rise to Deferred Income Tax Assets and Liabilities

	December 31,

	2008	2007

	(Dollars in thousands)
Deferred income tax assets:
Fixed maturity and equity securities	$361,345	$37,851
Future policy benefits	263,291	297,453
Other	1,996	1,310

	626,632	336,614
Deferred income tax liabilities:
Deferred policy acquisition costs	248,786	179,319
Deferred sales inducements	143,871	110,301
Other	3,568	1,880

	396,225	291,500

Deferred income tax asset	$230,407	$45,114

We recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses. We are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2001.

7.    Retirement Plans

We participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit plans. These plans cover substantially all our employees and the employees of the other participating companies who have attained age 21 and one year of service. Benefits are based on years of service and the employees’ compensation. One of these plans provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $1.1 million in 2008, 2007 and 2006.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. Through October 2008, we contributed FBL Financial Group, Inc. stock in an amount equal to 100% of an employee’s contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee’s contributions between 2% and 4% of the annual salary contributed by the employee. Beginning in November 2008, we made cash contributions at the same contribution levels noted above. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Expense related to the plan totaled $0.3 million in 2008 and 2007 and $0.2 million in 2006.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retirees who have worked full-time for ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense aggregated less than $0.1 million in 2008, 2007 and 2006.

8.    Management and Other Agreements

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF), the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

8.    Management and Other Agreements (Continued)

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred expenses totaling $4.9 million in 2008, $5.0 million in 2007 and $5.7 million in 2006 for these services.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $0.8 million in 2008, $0.9 million in 2007 and $0.8 million in 2006 under these agreements. In 2008, we also entered into an expense allocation agreement with Farm Bureau Mutual for the use of property and equipment.

EquiTrust Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $8.0 million in 2008, $6.6 million in 2007 and $4.6 million in 2006 relating to these services.

9.    Commitments and Contingencies

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2008, management is not aware of any claims for which a material loss is reasonably possible. Midland National, as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to, the business with us prior to December 30, 1997.

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2008 is as follows: 2009—$0.3 million; 2010—$0.3 million; 2011—$0.3 million; 2012—$0.3 million; and 2013—$0.1 million. Rent expense for this lease totaled $0.6 million in 2008, $0.5 million in 2007 and $0.6 million in 2006. We also lease additional space under an operating lease which expires December 31, 2016. Our expected share of future remaining lease payments under this lease as of December 31, 2008 is as follows: 2009—$0.2 million; 2010—$0.5 million; 2011—$0.5 million; 2012—$0.5 million; 2013—$0.5; and thereafter, through 2016—$1.5 million. Rent expense for this lease totaled $0.2 million for 2008 and 2007 and $0.1 million for 2006.

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. Expenses incurred for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2008, 2007 and 2006.

10.    Statutory Information

Statutory accounting practices prescribed or permitted by regulatory authorities differ from GAAP. The National Association of Insurance Commissioners (NAIC) has issued model laws and regulations, many of which have been

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

10.    Statutory Information (Continued)

adopted by state insurance regulators. However, states have the right to prescribe practices that differ from those issued by the NAIC and the Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as available-for-sale and carried at fair value rather than generally being carried at amortized cost; (b) beginning in 2008, call options that provide an economic hedge for the growth in interest credited to an index annuity policy are accounted at fair value rather than at amortized cost; (c) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (d) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (e) future policy benefit reserves on certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (f) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of operations when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (g) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (h) certain deferred income tax assets, agents’ balances and certain other assets designated as “nonadmitted assets” for statutory purposes are reported as assets rather than being charged to surplus; (i) revenues for interest sensitive, indexed and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (j) pension income or expense is recognized for all employees in accordance with Statement No. 87, “Employers Accounting for Pensions,” rather than for vested employees only; and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income (loss), as determined in accordance with statutory accounting practices, was ($116.9) million in 2008, $22.3 million in 2007 and $24.5 million in 2006. Our total statutory capital and surplus was $417.0 million at December 31, 2008 and $391.6 million at December 31, 2007.

Effective December 31, 2008, we adopted a prescribed practice issued by the Insurance Division, Department of Commerce, of the State of Iowa, which changed the accounting for derivative instruments hedging fixed index annuities and reserves for index annuities. These changes improve the accounting relationship between the call option asset and statutory reserve, providing a more fair representation of our capital position. We also adopted a permitted practice, which increased the amount of deferred tax assets that may be admitted on the statutory financial statements at December 31, 2008. Our statutory capital and surplus at December 31, 2008 reported above is approximately $82.7 million higher than it would have been without these practices.

State laws specify regulatory actions if an insurer’s risk-based capital (RBC), a measure of solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC based on the various risk factors related to an insurance company’s capital and surplus, including insurance, business, asset and interest rate risks. At December 31, 2008, we exceeded the minimum RBC requirements. In addition, excluding the impact of the permitted and prescribed practices above would not have reduced the total adjusted capital to levels subjecting us to any regulatory action.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa Insurance Commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. An annual dividend limitation is defined under the Iowa Insurance Holding Company Act as any dividend or distribution of cash or other property whose fair market value, together with that of other dividends or distributions made within

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

10.    Statutory Information (Continued)

the preceding 12 months, exceeds the greater of (i) 10% of adjusted policyholders’ surplus (total statutory capital stock and statutory surplus less certain admitted deferred tax assets) as of December 31 of the preceding year, or (ii) the statutory net gain from operations of the insurer for the 12-month period ending December 31 of the preceding year. We cannot pay a dividend without regulatory approval in 2009 due to our unassigned surplus position at December 31, 2008.

11.    Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are: (1) Traditional Annuity—Exclusive Distribution (“Exclusive Annuity”), (2) Traditional Annuity—Independent Distribution (“Independent Annuity”), (3) Traditional and Universal Life Insurance and (4) Variable. We also have corporate capital that is aggregated into a Corporate and Other segment.

The Exclusive Annuity segment primarily consists of a closed block of fixed rate annuities sold through our exclusive agency distribution prior to February 2006. Fixed rate annuities consist primarily of flexible premium deferred annuities which provide for tax-deferred savings. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Independent Annuity segment consists of fixed rate annuities, index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through coinsurance agreements. Supplementary contracts provide for the systematic repayment of funds that accumulate interest. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists primarily of investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments. Operating income for 2008, 2007 and 2006 represents net income (loss) excluding the impact of:

•	realized and unrealized gains and losses on investments;

•	changes in net unrealized gains and losses on derivatives; and

•	the cumulative effect of changes in accounting principles.

We use operating income, in addition to net income (loss), to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from period to period. Also, the cumulative effect of changes in accounting principles and discontinued operations are nonrecurring items. These fluctuations make it difficult to analyze core operating trends.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

11.    Segment Information (Continued)

In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income. Specifically, call options relating to our index business are one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For our other embedded derivatives in the product segments, the embedded derivatives are marked to market, but the associated insurance liabilities are not marked to market. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining company-wide short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

Financial Information Concerning our Operating Segments

	Year ended December 31,

	2008	2007	2006

	(Dollars in thousands)
Operating revenues:
Traditional Annuity—Exclusive Distribution	$2	$—	$24
Traditional Annuity—Independent Distribution	329,521	373,244	234,139
Traditional and Universal Life Insurance	25,369	26,841	28,641
Variable	4,538	5,400	3,860
Corporate and Other	2,287	4,744	1,563

	361,717	410,229	268,227
Realized/unrealized losses on investments (A)	(87,626)	(2,483)	(11)
Change in net unrealized gains/losses on derivatives (A)	(110,051)	(50,270)	74,804

Total revenues	$164,040	$357,476	$343,020

Net investment income:
Traditional Annuity—Exclusive Distribution	$—	$—	$16
Traditional Annuity—Independent Distribution	391,286	305,487	222,897
Traditional and Universal Life Insurance	13,392	14,401	14,811
Variable	675	657	739
Corporate and Other	2,152	4,745	1,563

Total net investment income	$407,505	$325,290	$240,026

	Year ended December 31,

	2008	2007	2006

	(Dollars in thousands)
Amortization:
Traditional Annuity—Exclusive Distribution	$—	$—	$55
Traditional Annuity—Independent Distribution	123,600	67,285	53,390
Traditional and Universal Life Insurance	879	1,373	1,211
Variable	2,036	432	1,240
Corporate and Other	(1)	—	(5)

	126,514	69,090	55,891
Realized/unrealized gains (losses) on investments (A)	(24,929)	(1,226)	2
Change in net unrealized gains/losses on derivatives (A)	57,950	(27,108)	3,144

Total amortization	$159,535	$40,756	$59,037

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

11.    Segment Information (Continued)

	Year ended December 31,

	2008	2007	2006

	(Dollars in thousands)
Pre-tax operating income (loss):
Traditional Annuity—Exclusive Distribution	$(21)	$(8)	$(401)
Traditional Annuity—Independent Distribution	(3,352)	31,457	22,594
Traditional and Universal Life Insurance	4,780	7,307	6,520
Variable	(2,129)	(203)	(3,430)
Corporate and Other	1,948	3,906	1,094

	1,226	42,459	26,377
Income taxes on operating income	(24)	(14,553)	(8,711)
Realized/unrealized losses on investments (A)	(40,753)	(817)	(8)
Cumulative effect of change in accounting principle	—	(64)	—
Change in net unrealized gains/losses on derivatives (A)	14,383	(11,323)	569

Net income (loss)	$(25,168)	$15,702	$18,227

	Year ended December 31,

	2008	2007

	(Dollars in thousands)
Assets:
Traditional Annuity—Exclusive Distribution	$561	$544
Traditional Annuity—Independent Distribution	8,117,043	7,067,224
Traditional and Universal Life	237,975	241,205
Variable	96,409	139,563
Corporate and Other	152,448	274,575

	8,604,436	7,723,111
Unrealized gains (losses) in accumulated other comprehensive income (loss) (A)	(377,214)	(21,427)
Other classification adjustments	(74,219)	(11,123)

Total assets	$8,153,003	$7,690,561

(A)	Amounts are net of adjustments, as applicable, to amortization of deferred policy acquisition costs, deferred sales inducements and income taxes attributable to these items.

Capitalized software is allocated to the Corporate and Other segment and the related amortization is allocated to the Independent Annuity segment.

Expenditures for long-lived assets were not significant during the periods presented above. Goodwill of $1.2 million at December 31, 2008 and December 31, 2007 is allocated to the Corporate segment.

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $1,602.0 million in 2008, $1,623.4 million in 2007 and $1,855.7 million in 2006.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

11.    Segment Information (Continued)

Premium Concentration by State

	Year ended December 31,

	2008	2007	2006

Independent Annuity segment collected premiums:
Pennsylvania	9.8%	10.1%	7.9%
Florida	9.1	9.2	10.3
California	6.9	7.1	7.6
Texas	6.7	7.1	9.2

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) (1)	All Financial Statements are included in either the Prospectus or the Statement of Additional Information as indicated herein.

(2)	Financial Statement Schedules(9)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b)	Exhibits
	(1)	Certified resolution of the board of directors of EquiTrust Life Insurance Company (the “Company”) establishing EquiTrust Life Annuity Account II (the “Account”).(1)

	(2)	Not Applicable.

	(3)	(a) Underwriting Agreement.(8)

(b) Form of Sales Agreement.(1)

(c) Form of Wholesaling Agreement.(1)

(d) Paying Agent Agreement.(4)

	(4)	(a) Contract Form.(1)

(b) Variable Settlement Agreement(2)

(c) Incremental Death Benefit Rider(3)

	(5)	Contract Application.(1)

	(6)	(a) Articles of Incorporation of the Company.(1)

(b) By-Laws of the Company.(1)

	(7)	Not Applicable.

	(8)	(a) Amended and Restated Participation Agreement relating to EquiTrust Variable Insurance Series Fund.(7)

(1) Administrative Services Agreement.(8)

(b) Participation Agreement relating to Dreyfus Variable Investment Fund.(1)

(1) Amended Schedule to Participation Agreement and Distribution Agreement.(6)

(2) Shareholder Information Agreement (Rule 22c-2).(7)

(3) Amended Schedule to Participation Agreement.(8)

(4) Amended Schedule to Administrative Services Agreement.(8)

(c) Participation Agreement relating to T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc.(1)

(1)Amended Schedule to Participation Agreement.(8)

(d) Participation Agreement and Shareholder Services Agreement relating to American Century Funds.(6)

(1) Amendment to Shareholder Services Agreement.(6)

(2) Amendment to Participation Agreement.(8)

(3) Amendment to Shareholder Services Agreement.(8)

(e) Amended and Restated Participation Agreement relating to Fidelity Variable Insurance Products Funds.(8)

(1) Amended and Restated Service Contract.(8)

(2) Service Agreement.(8)

(f) Participation Agreement relating to Franklin Templeton Funds.(5)

(1) Amendment to Participation Agreement.(8)

(2) Amendment to Participation Agreement.(6)

(3) Amendment to Participation Agreement.(8)

(4) Amendment to Participation Agreement.(8)

(g) Participation Agreement relating to JPMorgan Insurance Trust.(8)

(1) Amendment to Participation Agreement (Rule 22c-2).(7)

(h) Participation Agreement and Administrative Services Agreement relating to Summit Pinnacle Series.(5)

(1) Amendment to Participation Agreement.(8)

(2) 12b-1 Agreement.(8)

(3) Amendment to Administrative Services Agreement.(8)

(i)(1) T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(7)

(2) American Century Shareholder Information Agreement (Rule 22c-2).(7)

(3) Fidelity Shareholder Information Agreement (Rule 22c-2).(7)

(4) Franklin Shareholder Information Agreement (Rule 22c-2).(7)

(5) Summit Shareholder Information Agreement (Rule 22c-2).(7)

(9)	Opinion and Consent of David A. McNeill, Esquire.(9)

(10)	(a) Consent of Sutherland Asbill & Brennan LLP.(9)

(b) Consent of Ernst & Young LLP.(9)

(c) Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.(9)

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Not Applicable.

(14)	Powers of Attorney.(9)

(1)	Incorporated by reference to the Initial Filing of this Registration Statement on Form N-4 (File No. 333-61899) on August 20, 1998.
(2)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-61899) filed on February 23, 2000.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-61899) filed on February 23, 2001
(4)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-61899) filed on April 26, 2001.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 333-46597) filed on September 27, 2001.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 333-61899) filed on April 29, 2005.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (File No. 333-61899) filed with the Securities and Exchange Commission on April 27, 2007.
(8)	Incorporated herein by reference to Post Effective Amendment No. 14 to the Registration Statement on Form N-4 (File No. 333-61899) filed with the Securities and Exchange Commission on April 30, 2008.
(9)	Filed herein.

Item 25. Directors and Officers of the Company

Name and Principal Business Address*	Positions and Offices

Steven L. Baccus	Director

Jerry L. Chicoine	Director

Craig D. Hill	Director

Craig A. Lang	President and Director

James W. Noyce	Chief Executive Officer and Director

Dennis J. Presnall	Senior Vice President

David A. McNeill	Vice President—General Counsel and Secretary

Richard J. Kypta	Vice President

Name and Principal Business Address*	Positions and Offices

John M. Paule	Executive Vice President

James P. Brannen	Chief Financial Officer and Chief Administrative Officer, Treasurer

Douglas W. Gumm	Vice President—Information Technology

Charles T. Happel	Vice President—Investments

David T. Sebastian	Vice President

Donald J. Seibel	Vice President—Finance

Lori Geadelmann	Vice President—Assistant General Counsel—Life

Bruce A. Trost	Vice President

Paul Grinvalds	Vice President—Life Administration

Thomas L. May	Vice President—Sales and Marketing

James M. Mincks	Vice President—Human Resources

Rosemary Parson	Vice President—Operations

James A. Pugh	Vice President—Assistant General Counsel

Scott S. Shuck	Vice President—Marketing Services

Robert A. Simons	Vice President—Assistant General Counsel—Securities

Christopher G. Daniels	Life Product Development and Pricing Vice President, Illustration Actuary

Laura Kellen Beebe	Securities Vice President

Ana Bumgardner	Annuity Product Management Vice President

Danielle Kuhn	Accounting Vice President

James E. McCarthy	Trust Sales Vice President

Kenneth G. (Kip) Peters	Enterprise Information Protection Vice President

Doug Higgins	Securities Vice President

Robert J. Rummelhart	Investment Vice President

Janice K. Sewright	Vice President—Accounting

Douglas V. Shelton	Vice President—Corporate Planning

Roger PJ Soener	Investment Vice President, Real Estate

Steve Stahly	Tax Vice President

Ray Wasilewski	Emerging Business and Technology Vice President

Blake D. Weber	Vice President Technology—EquiTrust SBU

Mitch Hambleton	Controller—EquiTrust

*	The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

Item 26. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

FBL FINANCIAL GROUP, INC.

Ownership Chart

01/01/09

Item 27. Number of Contract Owners

As of April 20, 2009, there were 1,508 Qualified Contract Owners and 442 Non-Qualified Contract Owners.

Item 28. Indemnification

Article XII of the Company’s By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) EquiTrust Marketing Services, LLC is the registrant’s principal underwriter and also serves as the principal underwriter to EquiTrust Life Annuity Account II, EquiTrust Life Variable Account and EquiTrust Life Variable Account II and the separate accounts of Farm Bureau Life Insurance Company, an affiliate of the Company, including Farm Bureau Life Annuity Account, and Farm Bureau Life Variable Account.

(b) Officers and Managers of EquiTrust Marketing Services, LLC

Name and Principal Business Address*	Positions and Offices

Chris Shryack	President and Manager

James W. Noyce	Chief Executive Officer and Manager

James P. Brannen	Chief Financial Officer, Treasurer and Manager

Charles T. Happel	Vice President—Investments and Manager

Richard J. Kypta	Executive Vice President, General Counsel

David T. Sebastian	Vice President

John M. Paule	Executive Vice President and Manager

Robert A. Simons	Vice President—Assistant General Counsel, Securities

Kristi Rojohn	Investment Compliance Vice President and Secretary

Deborah K. Peters	Chief Compliance Officer, Broker/Dealer Compliance and Market Conduct Vice President

Kenneth (Kip) G. Peters	Enterprise Information Protection Vice President

Steve Stahly	Tax Vice President

Lisa Altes	Investment Products Business Development Director

Rob Ruisch	Mutual Fund Accounting Director

Barbara A. Bennett	Director, Treasury Services

Thomas J. Faulconer	Indiana OSJ Principal

Jennifer Morgan	Assistant Secretary

Lillie Peshel	Assistant Secretary

Sara Tamisiea	Assistant Secretary

Jodi Winslow	Assistant Secretary

*	The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

(c) Give the following information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Compensation
EquiTrust Marketing Services, Inc.	$84,820	NA	NA	NA

Item 30. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Item 31. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32. Undertakings and Representations

(a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

(b) The Registrant undertakes that it will include as part of any application to purchase a Contract offered by the prospectus, either: (i) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a statement of additional information; or (ii) a post card or similar written communication, affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

(c) The Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) EquiTrust Life Insurance Company (the “Company”) represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, EquiTrust Life Annuity Account II, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 30th day of April, 2009.

EQUITRUST LIFE ANNUITY ACCOUNT (Registrant)

By:	/s/ Craig A. Lang
Craig A. Lang
President
By:	EQUITRUST LIFE INSURANCE COMPANY
(Depositor)
By:	/s/ Craig A. Lang
Craig A. Lang
President,
EquiTrust Life Insurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date
/s/ Craig A. Lang Craig A. Lang	President and Director [Principal Executive Officer]	April 30, 2009

/s/ James P. Brannen James P. Brannen	Chief Financial Officer and Chief Administrative Officer, Treasurer [Principal Financial and Accounting Officer]	April 30, 2009

*	Director	April 30, 2009
Steve L. Baccus

*	Director	April 30, 2009
Jerry L. Chicoine

*	Director	April 30, 2009
Craig D. Hill

*By:	/s/ Richard J. Kypta
Richard J. Kypta
Attorney-In-Fact
Pursuant to Power of Attorney